THE PHOENIX EDGE SERIES FUND


                       SUPPLEMENT DATED SEPTEMBER 8, 2000
                                       TO
                        PROSPECTUS DATED AUGUST 10, 2000



THE INFORMATION CONTAINED IN THIS SUPPLEMENT UPDATES AND REVISES YOUR PROSPECTUS. THIS INFORMATION APPLIES ONLY TO THE PHOENIX-SCHAFER MID-CAP VALUE SERIES.

The Board of Trustees of The Phoenix Edge Series Fund voted to discontinue the subadvisory contract with Schafer Capital Management, Inc. The Board also approved a subadvisory contract with Sanford C. Bernstein & Co., Inc. Both actions take effect after the close of business on September 30, 2000. The Series' investment objective, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the Series will not increase.

After September 30, 2000, references to Schafer Capital Management, Inc. as subadvisor to the Series are no longer valid and are replaced by the following:

SUBADVISOR - Sanford C. Bernstein & Co., Inc. (Sanford Bernstein) serves as subadvisor to the Series. Sanford Bernstein's principal place of business is at 767 Fifth Avenue, New York, New York 10153. Sanford Bernstein has been engaged in the investment management business since 1967, specializing in long-term investing in equity markets. As of June 30, 2000, Sanford Bernstein had approximately $81 billion in assets under management.

PORTFOLIO MANAGEMENT - Sanford Bernstein's Small/Mid-Cap Equity Investment Policy Group will make investment decisions for the Series. This group includes the firm's chairman, chief investment officer, director of research and senior portfolio managers.

On or about September 30, 2000 the name of the Series will be changed to Phoenix-Sanford Mid-Cap Value Series.


TF647

                                                               The Phoenix Edge
                                                                    Series Fund




IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]  PHOENIX VARIABLE PRODUCTS
            MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027
[telephone] Tel. 800/541-0171






PROSPECTUS                                                      AUGUST 10, 2000




    The Phoenix Edge Series Fund (the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with its many separate series. Generally, each series operates as if it were a separate fund.

    The shares of the Fund are not directly offered to the public. You can invest in the fund only by buying a variable accumulation annuity contract or a variable universal life insurance policy offered by Phoenix Home Life Mutual Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), or Phoenix Life and Annuity Company ("PLAC"), and directing the allocation of your payment(s) to the subaccount(s) corresponding to the series in which you wish to invest. The subaccounts, in turn, invest in shares of the Fund. Not all series may be offered through a particular contract or policy. The Fund also offers its shares through other Phoenix products.

    This prospectus describes each of the series and provides important information you should know before investing in any series of the Fund. You should read this prospectus carefully and keep it for future reference.




MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
 [diamond]  Phoenix-Aberdeen International Series
 [diamond]  Phoenix-Engemann Capital Growth Series
 [diamond]  Phoenix-Engemann Nifty Fifty Series
 [diamond]  Phoenix-Engemann Small & Mid-Cap Growth Series
 [diamond]  Phoenix-Goodwin Money Market Series
 [diamond]  Phoenix-Goodwin Multi-Sector Fixed Income Series
 [diamond]  Phoenix-Hollister Value Equity Series
 [diamond]  Phoenix-Oakhurst Balanced Series
 [diamond]  Phoenix-Oakhurst Growth and Income Series
 [diamond]  Phoenix-Oakhurst Strategic Allocation Series
 [diamond]  Phoenix-Seneca Mid-Cap Growth Series
 [diamond]  Phoenix-Seneca Strategic Theme Series


MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
 [diamond]  Phoenix-Aberdeen New Asia Series


MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
 [diamond]  Phoenix-Duff & Phelps Real Estate Securities Series


MANAGED BY PHOENIX VARIABLE ADVISORS, INC.
 [diamond]  Phoenix-Bankers Trust Dow 30 Series
 [diamond]  Phoenix-Bankers Trust Nasdaq-100 Index(R) Series
 [diamond]  Phoenix-Federated U.S. Government Bond Series
 [diamond]  Phoenix-J.P. Morgan Research Enhanced Index Series
 [diamond]  Phoenix-Janus Equity Income Series
 [diamond]  Phoenix-Janus Flexible Income Series
 [diamond]  Phoenix-Janus Growth Series
 [diamond]  Phoenix-Morgan Stanley Focus Equity Series
 [diamond]  Phoenix-Schafer Mid-Cap Value Series




    We are offering this product only where we may lawfully do so. You should rely only on the information contained in this document or in one that we have referred you to. We have not authorized anyone to provide you with information that is different.

    These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC"), nor has the Commission determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                      Phoenix Edge Series Fund 1

                                TABLE OF CONTENTS
Heading                                                    Page
--------------------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL SERIES.....................    3
 Investment Risk and Return Summary ......................    3
 Series' Expenses ........................................    4
 Financial Highlights.....................................    4
PHOENIX-ABERDEEN NEW ASIA SERIES .........................    5
 Investment Risk and Return Summary ......................    5
 Series' Expenses ........................................    6
 Financial Highlights.....................................    7
PHOENIX-BANKERS TRUST DOW 30 SERIES.......................    8
 Investment Risk and Return Summary ......................    8
 Series' Expenses ........................................    8
 Financial Highlights.....................................    9
PHOENIX-Bankers Trust Nasdaq-100 Index(R) SERIES..........   10
 Investment Risk and Return Summary ......................   10
 Series' Expenses ........................................   10
 Financial Highlights.....................................   10
PHOENIX-DUFF & PHELPS REAL ESTATE
 SECURITIES SERIES .......................................   11
 Investment Risk and Return Summary ......................   11
 Series' Expenses.........................................   12
 Financial Highlights.....................................   12
PHOENIX-ENGEMANN CAPITAL GROWTH SERIES ...................   13
 Investment Risk and Return Summary ......................   13
 Series' Expenses.........................................   14
 Financial Highlights.....................................   15
PHOENIX-ENGEMANN NIFTY FIFTY SERIES.......................   16
 Investment Risk and Return Summary ......................   16
 Series' Expenses ........................................   16
 Financial Highlights.....................................   17
PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES ...........   18
 Investment Risk and Return Summary ......................   18
 Series' Expenses ........................................   18
 Financial Highlights.....................................   19
PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES.............   20
 Investment Risk and Return Summary ......................   20
 Series' Expenses ........................................   20
 Financial Highlights.....................................   21
PHOENIX-GOODWIN MONEY MARKET SERIES ......................   22
 Investment Risk and Return Summary ......................   22
 Series' Expenses ........................................   23
 Financial Highlights.....................................   24
PHOENIX-GOODWIN MULTI-SECTOR FIXED
 INCOME SERIES............................................   25
 Investment Risk and Return Summary ......................   25
 Series' Expenses ........................................   26
 Financial Highlights.....................................   27
PHOENIX-HOLLISTER VALUE EQUITY SERIES ....................   28
 Investment Risk and Return Summary ......................   28
 Series' Expenses ........................................   29
 Financial Highlights.....................................   30
PHOENIX-J.P. MORGAN RESEARCH ENHANCED
   INDEX SERIES...........................................   31
 Investment Risk and Return Summary ......................   31
 Series' Expenses ........................................   31
 Financial Highlights.....................................   32
PHOENIX-JANUS EQUITY INCOME SERIES........................   33
 Investment Risk and Return Summary ......................   33
 Series' Expenses ........................................   33
 Financial Highlights.....................................   34
PHOENIX-JANUS FLEXIBLE INCOME SERIES......................   35
 Investment Risk and Return Summary ......................   35
 Series' Expenses ........................................   35
 Financial Highlights.....................................   36
PHOENIX-JANUS GROWTH SERIES...............................   37
 Investment Risk and Return Summary ......................   37
 Series' Expenses ........................................   37
 Financial Highlights.....................................   38
PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES................   39
 Investment Risk and Return Summary ......................   39
 Series' Expenses ........................................   39
 Financial Highlights.....................................   40
PHOENIX-OAKHURST BALANCED SERIES..........................   41
 Investment Risk and Return Summary ......................   41
 Series' Expenses ........................................   42
 Financial Highlights.....................................   43
PHOENIX-OAKHURST GROWTH AND INCOME SERIES.................   44
 Investment Risk and Return Summary ......................   44
 Series' Expenses ........................................   45
 Financial Highlights.....................................   46
PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES..............   47
 Investment Risk and Return Summary ......................   47
 Series' Expenses ........................................   48
 Financial Highlights.....................................   49
PHOENIX-SCHAFER MID-CAP VALUE SERIES .....................   50
 Investment Risk and Return Summary ......................   50
 Series' Expenses ........................................   50
 Financial Highlights.....................................   51
PHOENIX-SENECA MID-CAP GROWTH SERIES .....................   52
 Investment Risk and Return Summary ......................   52
 Series' Expenses ........................................   53
 Financial Highlights.....................................   54
PHOENIX-SENECA STRATEGIC THEME SERIES.....................   55
 Investment Risk and Return Summary ......................   55
 Series' Expenses ........................................   56
 Financial Highlights.....................................   57
ADDITIONAL DISCUSSION OF EACH SERIES' INVESTMENT
 STRATEGIES AND MANAGEMENT................................   58
 Phoenix-Aberdeen International Series....................   58
 Phoenix-Aberdeen New Asia Series.........................   60
 Phoenix-Bankers Trust Dow 30 Series......................   62
 Phoenix-Bankers Trust Nasdaq-100 Index(R) Series.........   64
 Phoenix-Duff & Phelps Real Estate Securities Series......   66
 Phoenix-Engemann Capital Growth Series...................   68
 Phoenix-Engemann Nifty Fifty Series......................   71
 Phoenix-Engemann Small & Mid-Cap Growth Series...........   72
 Phoenix-Federated U.S. Government Bond Series............   74
 Phoenix-Goodwin Money Market Series......................   76
 Phoenix-Goodwin Multi-Sector Fixed Income Series.........   77
 Phoenix-Hollister Value Equity Series....................   80
 Phoenix-J.P. Morgan Research Enhanced
  Index Series............................................   82
 Phoenix-Janus Equity Income Series.......................   84
 Phoenix-Janus Flexible Income Series.....................   86
 Phoenix-Janus Growth Series..............................   89
 Phoenix-Morgan Stanley Focus Equity Series...............   91
 Phoenix-Oakhurst Balanced Series.........................   94
 Phoenix-Oakhurst Growth and Income Series................   96
 Phoenix-Oakhurst Strategic Allocation Series.............   99
 Phoenix-Schafer Mid-Cap Value Series.....................  100
 Phoenix-Seneca Mid-Cap Growth Series.....................  103
 Phoenix-Seneca Strategic Theme Series....................  106
INVESTMENT RESTRICTIONS...................................  108
PORTFOLIO TURNOVER........................................  108
THE FUND AND ITS MANAGEMENT...............................  109
SHARES OF BENEFICIAL INTEREST.............................  109
NET ASSET VALUE...........................................  109
TAXES.....................................................  110
APPENDIX..................................................  111

2 Phoenix Edge Series Fund

PHOENIX-ABERDEEN INTERNATIONAL SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    Phoenix-Aberdeen International Series has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  The advisor will invest primarily in corporate stock of established
           non-U.S. companies believed to have potential for capital growth, income or both. Under normal circumstances, the series will invest at least 80% of its total assets in non-U.S. issuers located in not less than 3 countries.

[diamond]  The series may invest any amount for capital growth or for income. In determining whether assets will be invested for capital growth or for income, the advisor will analyze the international equity and fixed income markets and assess the degree of risk and level of return that can be expected from each market.

[diamond]  The series may invest in convertible securities, preferred stock, bonds, notes and other debt instruments of companies and obligations of domestic or foreign governments.

[diamond]  The series may invest up to 10% of its total assets in below investment grade bonds, or so-called "junk bonds."

[diamond]  The series may engage in certain options transactions, and enter into futures contracts and related options for hedging purposes, invest in repurchase agreements and engage in "securities lending."

[diamond]  The series may invest in small companies as well as large companies.

[diamond]  The series may invest in companies in foreign countries with
           "emerging markets."

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to have potential for capital growth or income or both. Most of the series' investments will be in common stocks and other equity investments. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease. Increases in interest rates affecting the global economy, particular industries or specific companies can cause fixed income investments that the series may own to decline in value. This, too, can cause your share value to decrease.

    Unlike many other funds, this series may make significant investments in companies in foreign countries and in foreign governments, including some "emerging market" countries (those with markets that are not fully developed). Political and economic uncertainty as well as relatively less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They also may have more obstacles to financial success.

    This series also may invest in small companies as well as larger companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Aberdeen International Series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns for 1 and 5 years and for the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

PHOENIX-ABERDEEN INTERNATIONAL SERIES

CALENDAR YEAR     ANNUAL RETURN (%)
   1991               19.67%
   1992              -12.81%
   1993               38.44%
   1994                0.03%
   1995                9.59%
   1996               18.65%
   1997               12.04%
   1998               27.92%
   1999               29.49%

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 22.89% (quarter ended March 1998) and the lowest return for a quarter was -16.67% (quarter ended September 1998).

                                         Phoenix-Aberdeen International Series 3

---------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD           ONE         FIVE        LIFE OF
  ENDED 12/31/99)           YEAR        YEARS     THE SERIES(1)
---------------------------------------------------------------
  Phoenix-Aberdeen         29.49%      19.27%       12.79%
  International Series
---------------------------------------------------------------
  MSCI EAFE Index(2)       27.30%      13.15%       10.14%
---------------------------------------------------------------
(1) Since May 1, 1990.

(2) The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock fund performance, which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE Index is an aggregate of 19 individual country indexes in Europe, Australasia, New Zealand and the Far East.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)
Management Fees                                          0.75%
Distribution and Service (12b-1) Fees                     None
Other Expenses                                           0.26%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES                  1.01%
                                                         =====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------
                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Aberdeen       $103      $322      $558     $1,236
  International Series
---------------------------------------------------------------



FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.


                                                                                     YEAR ENDED DECEMBER 31,
                                                                                     -----------------------
                                                                   1999          1998          1997          1996          1995
                                                                   ----          ----          ----          ----          ----
Net asset value, beginning of period........................      $15.46        $14.53         $14.52        $12.70        $11.85
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................        0.23          0.12(1)        0.12(1)       0.11(1)       0.12(1)
  Net realized and unrealized gain (loss)...................        4.13          3.94           1.61          2.25          1.02
                                                                   -----         -----          -----         -----         -----
    TOTAL FROM INVESTMENT OPERATIONS........................        4.36          4.06           1.73          2.36          1.14
                                                                   -----         -----          -----         -----         -----
LESS DISTRIBUTIONS:
  Dividends from net investment income......................       (0.25)           --          (0.22)        (0.19)        (0.04)
  Dividends from net realized gains.........................       (2.24)        (3.13)         (1.50)        (0.33)        (0.25)
  In excess of net investment income........................       (0.14)           --            --          (0.02)          --
                                                                   -----           ---           ---          -----          ---
    TOTAL DISTRIBUTIONS.....................................       (2.63)        (3.13)         (1.72)        (0.54)        (0.29)
                                                                   -----         -----          -----         -----         -----
CHANGE IN NET ASSET VALUE...................................        1.73          0.93           0.01          1.82          0.85
                                                                   -----         -----          -----         -----         -----
NET ASSET VALUE, END OF PERIOD..............................      $17.19        $15.46         $14.53        $14.52        $12.70
                                                                  ======        ======         ======        ======        ======
Total Return................................................       29.49%        27.92%         12.04%        18.65%         9.59%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).....................    $298,973      $241,915       $194,108      $172,668      $134,455
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................        1.01%         0.98%          1.01%         1.04%         1.07%
  Net investment income.....................................        0.81%         0.72%          0.72%         0.80%         0.95%
Portfolio turnover rate.....................................          79%           93%           184%          142%          249%
(1) Computed using average shares outstanding.

4 Phoenix-Aberdeen International Series

PHOENIX-ABERDEEN NEW ASIA SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
    Phoenix-Aberdeen New Asia Series has an objective of long-term capital appreciation from a diversified portfolio invested primarily in equity securities of issuers located in at least 3 different countries located in Asia, other than Japan. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  Under normal circumstances, the series will invest at least 65% of its total assets in common stocks, preferred stocks and convertible securities of issuers organized and principally operating in Asia, excluding Japan.

[diamond]  The advisor will seek out equity securities of companies that it believes have the potential to appreciate.

[diamond]  The series will invest in countries having more established markets in region of Asian countries. The Asian countries ordinarily will consist of 3 or more of the following -

           o China                    o Hong Kong
           o India                    o Indonesia
           o South Korea              o Malaysia
           o Pakistan                 o Philippines
           o Singapore                o Sri Lanka
           o Taiwan                   o Thailand

    In determining distribution of investments among markets the advisor will consider relative -

[diamond]  prospects for growth
[diamond]  levels of inflation
[diamond]  price levels
[diamond]  government policies affecting business
[diamond]  currency stability

    The series may invest in developing and emerging market countries.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value. Most of the series' investments will be in common stocks and other equity securities. Conditions affecting the global or local economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined.

    The series may invest in companies with medium capitalizations. It also may invest in small companies as well as large companies. Investments in companies with small and medium capitalizations make the series more volatile than funds which invest in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The series may invest in below-investment grade securities (so called "junk bonds"). Below-investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series would lose income and could expect a decline in the market value of the securities.

    The series will invest in companies in foreign countries. Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

    The series may invest in illiquid securities that cannot be sold quickly. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Aberdeen New Asia Series. The bar chart shows changes in the series' performance from year to year over the life of the series (see footnote 1 on following page). The table shows how the series' average annual returns for one year and for the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.


                                              Phoenix-Aberdeen New Asia Series 5

PHOENIX-ABERDEEN NEW ASIA SERIES

[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
   1997                -32.39
   1998                - 4.44
   1999                 50.96

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 28.22% (quarter ended June 1999) and the lowest return for a quarter was -23.85% (quarter ended December 1997).



--------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                      LIFE OF
  (FOR THE PERIOD ENDED 12/31/99)    ONE YEAR     THE SERIES(1)
--------------------------------------------------------------
  Phoenix-Aberdeen New Asia        50.96%         -.71%
  Series
--------------------------------------------------------------
  MSCI AC Asia Pacific Ex          55.23%          .88%
  Japan Index(2)
--------------------------------------------------------------

(1) Since September 17, 1996.

(2) Morgan Stanley Capital International All Country Asia Pacific (excluding Japan) Index is a market-value weighted average of the performance of securities listed on the stock exchanges of 14 countries in Asia and the Pacific Basin which includes net dividends reinvested. Total return figures are net of foreign withholding tax. Performance is calculated on a total return basis, as reported by Frank Russell Company.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None
ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM SERIES' ASSETS)
Management Fees                                          1.00%
Distribution and Service (12b-1) Fees                     None
Other Expenses                                           1.39%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               2.39%
                                                         =====
(1) The series' investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Aberdeen New Asia Series' operating expenses other than management fees and distribution and service fees to the extent that such expenses exceed 0.25% of the average net assets of the series. Actual total annual fund operating expenses after expense reimbursement were 1.25% for the year ended December 31, 1999.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------
                        1 YEAR    3 YEARS   5 YEARS   10 YEARS

----------------------------------------------------------------
  Phoenix-Aberdeen       $242       $745     $1,275    $2,726
  New Asia Series
----------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.

6 Phoenix-Aberdeen New Asia Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.



                                                                                                                         FROM
                                                                                     YEAR ENDED DECEMBER 31,          INCEPTION
                                                                                     ----------------------           9/17/96 TO
                                                                                  1999         1998         1997       12/31/96
                                                                                  ----         ----         ----       --------
Net asset value, beginning of period..........................................   $ 6.13        $ 6.44       $ 9.96      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)................................................     0.11(4)       0.13(4)      0.15        0.05
  Net realized and unrealized gain (loss).....................................     3.00         (0.41)       (3.36)      (0.04)
                                                                                  -----         -----        -----       -----
    TOTAL FROM INVESTMENT OPERATIONS..........................................     3.11         (0.28)       (3.21)       0.01
                                                                                  -----         -----        -----       -----
LESS DISTRIBUTIONS:                                                               (0.08)
  Dividends from net investment income........................................                  (0.03)       (0.15)      (0.05)
  Dividends from net realized gains...........................................       --           --         (0.01)         --
  In excess of net investment income..........................................       --           --         (0.10)         --
  Tax return of capital.......................................................       --           --         (0.05)         --
                                                                                    ---          ---         -----         ---
    TOTAL DISTRIBUTIONS.......................................................    (0.08)        (0.03)       (0.31)      (0.05)
                                                                                                -----        -----       -----
CHANGE IN NET ASSET VALUE.....................................................     3.03         (0.31)       (3.52)      (0.04)
                                                                                  -----         -----        -----       -----
NET ASSET VALUE, END OF PERIOD................................................   $ 9.16        $ 6.13       $ 6.44      $ 9.96
                                                                                 ======        ======       ======      ======
Total Return..................................................................    50.96%        (4.44)%     (32.39)%      0.16%(3)
RATIOS/SUPPLEMENTAL DATA:                                                       $17,838
  Net assets, end of period (thousands).......................................                $ 9,510      $10,017     $11,585
RATIO TO AVERAGE NET ASSETS OF:                                                    1.25%
  Operating expenses(1).......................................................                   1.25%        1.25%       1.25%(2)
  Net investment income.......................................................     1.49%         2.09%        1.63%       2.40%(2)
Portfolio turnover rate.......................................................       35%          46%          27%           2%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.39%, 2.50%, 2.00% and 2.87% for the periods ended December 31, 1999, 1998, 1997 and 1996, respectively.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.

                                              Phoenix-Aberdeen New Asia Series 7

PHOENIX-BANKERS TRUST DOW 30 SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Bankers Trust Dow 30 Series seeks to track the total return of the Dow Jones Industrial Average(SM),(1) (the "DJIA(SM)") before fund expenses. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest primarily in the equity securities of the 30 companies comprising the DJIA(SM) in the same proportions that they are represented in the DJIA(SM).

[diamond] The series employs a "passively" managed investment approach. The series matches rather than underweights or overweights its investment in each component security of the DJIA(SM).

[diamond] The series may invest in Equity Equivalents such as stock index futures contracts and publicly-traded index securities. Such investments replicate investments in the DJIA(SM), but their use may lower transaction costs and permit improved management of cash flow.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    Unlike other series that do not attempt to track an index, the series may not use certain techniques to reduce the risk of loss. For example, the series will not keep any significant portion of its assets in cash. As a result, the series may go down in value more than an actively managed series in the event of a general market decline.

    The series' "non-diversified" status allows it to invest more than 5% of its assets in the stock of a single company. To the extent the series invests a greater percentage of its assets in a single company, the series has greater exposure to the performance and risks of the stock of that company.

PERFORMANCE TABLES
    The Phoenix-Bankers Trust Dow 30 Series has been in existence only since December 15, 1999 and thus has not had an annual return for one full calendar year. The table below shows how the series' total return since inception compares to that of a broad-based securities market index for that period. You should expect that the series' performance will fluctuate from year to year, sometimes significantly. The series' past performance is not necessarily an indication of how the series will perform in the future.

---------------

(1) The "Dow Jones" and "Dow Jones Industrial Average(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Fund. The Phoenix-Bankers Trust Dow 30 Series, while based on the Dow Jones Industrial Average(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products(s).


--------------------------------------------------------------
  TOTAL RETURN                                LIFE OF THE
  (FOR THE PERIOD ENDED 12/31/99)(1)           SERIES(2)
--------------------------------------------------------------
  Phoenix-Bankers Trust Dow 30 Series            2.52%
--------------------------------------------------------------
  Dow Jones Industrial Average(SM)(3)            2.50%
--------------------------------------------------------------

(1) The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2) Since December 15, 1999.

(3) The Dow Jones Industrial Average(SM) is an unmanaged index composed of 30 stocks chosen to represent certain sectors of the American economy. You cannot invest directly in this index.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                         None
Sales Charge imposed on reinvested dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None
ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)
Management Fees                                          0.35%
Distribution and Service (12b-1) Fees                     None
Other Expenses(1)                                        1.40%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(2)               1.75%
                                                         =====

(1) The Phoenix-Bankers Trust Dow 30 Series investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Bankers Trust Dow 30 Series' expenses other than management fees to the extent such expenses exceed 0.15% of its total average net assets. Actual total annualized series' operating expense reimbursements were 0.50% for the year ended December 31, 1999.

(2) As a new series, other expenses and total annual series' operating expenses are estimates of the expenses that will be incurred in the series' first fiscal year without reimbursements.

8 Phoenix-Bankers Trust Dow 30 Series

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



------------------------------------------------------------
                                        1 YEAR    3 YEARS
------------------------------------------------------------
  Phoenix-Bankers Trust Dow 30 Series    $178      $551
------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



FINANCIAL HIGHLIGHTS
     The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                    FROM
                                                                 INCEPTION
                                                                12/15/99 TO
                                                                  12/31/99
Net asset value, beginning of period..........................     $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)................................       0.01
  Net realized and unrealized gain (loss).....................       0.24
                                                                    -----
    TOTAL FROM INVESTMENT OPERATIONS..........................       0.25
                                                                    -----
LESS DISTRIBUTIONS:
  Dividends from net investment income........................      (0.01)
                                                                    -----
    TOTAL DISTRIBUTIONS.......................................      (0.01)
                                                                    -----
CHANGE IN NET ASSET VALUE.....................................       0.24
                                                                    -----
NET ASSET VALUE, END OF PERIOD................................     $10.24
                                                                   ======
Total Return..................................................       2.52%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).......................    $5,143
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).......................................       0.50%(1)
  Net investment income.......................................       2.75%(1)
Portfolio turnover rate.......................................       1.41%(2)


(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 7.81% for the period ended December 31, 1999.

                                           Phoenix-Bankers Trust Dow 30 Series 9

PHOENIX-BANKERS TRUST NASDAQ-100
INDEX(R) SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES

    The Phoenix-Bankers Trust Nasdaq-100 Index(R) Series seeks to track the total return of the Nasdaq-100 Index(R),(1) (the "Index") before fund expenses. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  The series will invest primarily in the equity securities of the 100 companies comprising the Index in the same proportions that they are represented in the Index.


[diamond]  The Index currently consists of 100 of the largest non-financial companies whose stock is actively traded and listed on the Nasdaq Stock Market, Inc. These companies are typically among the largest but not the most dominant firms in their respective industries.


[diamond]  The series employs a "passively" managed investment approach. The series matches rather than underweights or overweights its investment in each component security of the Index.

[diamond]  The series may invest in Equity Equivalents such as stock index futures contracts and publicly-traded index securities. Such investments replicate investments in the Index, but their use may lower transaction costs and permit improved management of cash flow.

PRINCIPAL RISKS

    If you invest in this series, you risk that you may lose your investment. The value of shares purchased in the series fluctuates from day-to-day for a variety of reasons, including changing economic conditions generally for certain lines of business and changes or anticipated changes in prevailing interest rates.


    Unlike other series that do not attempt to track an index, the series may not use certain techniques to reduce the risk of loss. For example, the series will not keep any significant portion of its assets in cash. As a result, the series may go down in value more than an actively managed series in the event of a general market decline.

    The series' "non-diversified" status allows it to invest more than 5% of its assets in the stock of a single company. To the extent the series invests a greater percentage of its assets in a single company, the series has greater exposure to the performance and risks of the stock of that company.


---------------

(1) The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by The Phoenix Edge Series Fund. The Phoenix-Bankers Trust Nasdaq-100 Index(R) Series has not been passed on by the Corporations as to its legality or suitability, and the series is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE SERIES.


PERFORMANCE TABLES

    The Phoenix-Bankers Trust Nasdaq-100 Index(R) Series is new and has not had an annual return for one full calendar year.


SERIES' EXPENSES

    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases              None

Sales Charge imposed on reinvested dividends   None

Deferred Sales Charge                          None

Redemption Fee                                 None

Exchange Fee                                   None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)
Management Fees                                0.35%
Distribution and Service (12b-1) Fees          None
Other Expenses(1,2)                            0.45%

TOTAL ANNUAL SERIES' OPERATING EXPENSES(2)     0.80%


(1) The Phoenix-Bankers Trust Nasdaq-100 Index(R) Series investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Bankers Trust Nasdaq-100 Index Series' expenses other than management fees to the extent such expenses exceed 0.15% of its total average net assets.

(2) As a new series, other expenses and total annual series' operating expenses are estimates of the expenses that will be incurred in the series' first fiscal year without reimbursements.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------
                                        1 YEAR    3 YEARS
------------------------------------------------------------

  Phoenix-Bankers Trust                  $82       $255
  Nasdaq-100(R) Index Series

------------------------------------------------------------

FINANCIAL HIGHLIGHTS
    The series has not yet commenced operations.


10 Phoenix-Bankers Trust Nasdaq-100 Index(R) Series

PHOENIX-DUFF & PHELPS REAL ESTATE
SECURITIES SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE

    The Phoenix-Duff & Phelps Real Estate Securities Series has an investment objective of capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. There is no guarantee that the series will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES
[diamond]  The series intends to invest at least 75% of its total assets in marketable securities of publicly-traded real estate investment trusts ("REITs") and companies that are principally engaged in the real estate industry.

[diamond]  The series may invest in common stock, rights or warrants to purchase common stock, preferred stock and convertible debt.

[diamond]  The series may invest up to 85% of its total assets in -

           o marketable debt securities of companies principally engaged in the real estate industry o mortgage-backed securities o short-term investments

           o  mortgage-backed securities

           o  short-term investments

[diamond]  For defensive purposes the series may invest up to 100% of its total assets in short-term investments. When this happens, the series may not achieve its investment objective.

[diamond]  The series may invest in equity or debt securities of foreign companies or governments.

[diamond]  The series may invest in repurchase agreements and engage in
           "securities lending."

PRINCIPAL RISKS
[diamond]  If you invest in this series you risk that you may lose your investment.

[diamond]  The series is "non-diversified"; there is no limit on the percentage of series assets that may be invested in the securities of any one issuer.

[diamond]  Value of series assets will fluctuate in response to changes in economic conditions within the real estate industry, including, among other things, possible declines in real estate values, general and local economic conditions, availability of mortgage funds and natural disasters.

[diamond]  Equity REITs may be affected by changes in the value of underlying property owned by the REIT. Mortgage REITs may be affected by the quality of any credit extended. All REITs are dependent on the quality of management skills.

[diamond]  REITs and companies principally engaged in the real estate industry are subject the effects of to fluctuations in interest rates.

[diamond]  Investing in REITs involve risks similar to those associated with investing in small capitalization companies.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Duff & Phelps Real Estate Securities Series. The bar chart shows changes in the series' performance from year to year since its inception.(1) The table shows how the series' average annual returns for one year and for the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the fund will perform in the future.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
    1996               33.09%
    1997               22.05%
    1998              -21.19%
    1999                4.78%

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 17.66% (quarter ended December 1996) and the lowest return for a quarter was -13.12% (quarter ended September 1998).


---------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS          ONE          LIFE OF
  (FOR THE PERIOD ENDED 12/31/99)(1)    YEAR       THE SERIES(2)
---------------------------------------------------------------
  Phoenix-Duff & Phelps Real            4.78%         10.29%
  Estate Securities Series
---------------------------------------------------------------
  NAREIT Equity Index(3)               -4.62%         8.71%
---------------------------------------------------------------

(1) The series' average annual returns in the table above do not reflect the deduction of any separate account or contract charges.

(2) Since May 1, 1995.

(3) The National Association of Real Estate Investment Trusts (NAREIT) Index is an unmanaged, commonly used indicator of REIT performance which includes net dividends reinvested.


                          Phoenix-Duff & Phelps Real Estate Securities Series 11

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                         None

Sales Charge imposed on reinvested dividends              None

Deferred Sales Charge                                     None

Redemption Fee                                            None

Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM SERIES' ASSETS)

Management Fees                                          0.75%

Distribution and Service (12b-1) Fees                     None

Other Expenses                                           0.56%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               1.31%
                                                         =====
(1) Duff & Phelps Investment Management Co. and/or Phoenix Investment Counsel, Inc. have agreed to reimburse through December 31, 2000 the series' operating expenses for the amount, if any, such operating expenses (other than the management fees) for any fiscal year exceed 0.25% of the average net assets of the series. Actual total annual series operating expenses after expense reimbursement were 1.00% for the year ended December 31, 1999.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------
                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Duff &
  Phelps Real Estate
  Securities Series      $133      $415      $718     $1,579
---------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                                                                       FROM
                                                                                                                     INCEPTION
                                                                             YEAR ENDED DECEMBER 31,                5/1/95 TO
                                                                  1999         1998          1997         1996       12/31/95
                                                                  ----         ----          ----         ----      ----------
Net asset value, beginning of period.......................       $12.28       $16.38       $14.32        $11.33       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).............................         0.65         0.78         0.50          0.50         0.33
  Net realized and unrealized gain (loss) .................        (0.09)       (4.20)        2.62          3.14         1.42
                                                                   -----        -----        -----         -----        -----
    TOTAL FROM INVESTMENT OPERATIONS.......................         0.56        (3.42)        3.12          3.64         1.75
                                                                   -----        -----        -----         -----        -----
LESS DISTRIBUTIONS:
  Dividends from net investment income.....................        (0.63)       (0.65)       (0.48)        (0.50)       (0.33)
  Dividends from net realized gains........................           --        (0.02)       (0.58)        (0.15)       (0.06)
  Tax return of capital....................................           --        (0.01)          --            --        (0.03)
                                                                     ---        -----          ---           ---        -----
    TOTAL DISTRIBUTIONS....................................        (0.63)       (0.68)       (1.06)        (0.65)       (0.42)
                                                                   -----        -----        -----         -----        -----
CHANGE IN NET ASSET VALUE..................................        (0.07)       (4.10)        2.06          2.99         1.33
                                                                   -----        -----        -----         -----        -----
NET ASSET VALUE, END OF PERIOD.............................       $12.21       $12.28       $16.38        $14.32       $11.33
                                                                  ======       ======       ======        ======       ======
Total Return...............................................         4.78%      (21.19)%      22.05%        33.09%       17.79%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)....................      $27,350      $36,408      $54,659       $22,710       $8,473
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)....................................         1.00%        1.00%        1.00%         1.00%        1.00%(1)
  Net investment income....................................         5.06%        5.07%        3.59%         4.36%        4.80%(1)
Portfolio turnover rate.....................................          28%          18%          41%           21%          10%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.31%, 1.01%, 1.07%, 1.43% and 1.98% for the periods ended December 31, 1999, 1998,
    1997, 1996 and 1995, respectively.

12 Phoenix-Duff & Phelps Real Estate Securities Series

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Engemann Capital Growth Series has an investment objective of intermediate and long-term capital appreciation, with income as a secondary consideration. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  Under normal circumstances, the series will invest at least 65% of its total assets in common stocks.

[diamond]  The advisor first determines which industries it believes have the greatest growth potential and then identifies the amount and proportion of assets to be invested in each. Quantitative and fundamental analysis is then used to determine which securities to buy and sell. Approximately 950 large cap stocks go through a quantitative screening process where they are ranked on a number of factors, including earnings acceleration, earning revisions, relative strength and valuation. From these, the top 10% are analyzed for potential series investment. Companies that the advisor believes are capable of producing long-term, sustainable above-average earnings growth relative to their cost are then selected for series investment. Securities that have dropped 15% or more in value relative to the S&P 500 Index, that are in the bottom 20% of their quantitative ranking or that have reached the advisor's target sell price are analyzed for potential sale out of the series' portfolio.

[diamond]   The series may invest any amount of its assets in any class or type of security believed by the advisor to offer the potential for capital appreciation over the intermediate and long term, including preferred stocks, investment grade bonds, convertible preferred stocks and convertible debentures. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

[diamond]   Diversification among market sectors will be a factor in selecting securities for the series. However, the advisor will put greater emphasis on selecting securities it believes have good potential for appreciation rather than upon wide diversification.

[diamond]   The series may invest 25% of its total assets in foreign securities, including emerging market securities.

[diamond]  The series may invest in small companies as well as large companies.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value. Most of the series' investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease.

    The value of bonds and other fixed income securities in which the series may invest is inversely related to interest rate changes. If interest rates rise, generally the value of these securities will fall. This may also cause the value of your shares to decrease.

    The series may invest in small companies as well as large companies. Smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The series may invest in companies in foreign countries, including some "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio. No investments may be made in currencies other than U.S. dollars. Foreign markets may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They also may have more obstacles to financial success.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Engemann Capital Growth Series. The bar chart shows changes in the series' total return performance from year to year over a 10-year period (see footnote 1 on following page). The table shows how the series' average annual returns for 1, 5 and 10 years and for the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

                                       Phoenix-Engemann Capital Growth Series 13

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 26.53% (quarter ended December 1999) and the lowest return for a quarter was -11.36% (quarter ended September 1990).

[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
    1990               4.09
    1991              43.71
    1992              10.29
    1993              19.69
    1994               1.48
    1995              30.85
    1996              12.58
    1997              21.07
    1998              30.01
    1999              29.67

(1) The series' average annual return in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 26.53% (quarter ended December 1999) and the lowest return for a quarter was -11.36% (quarter ended September 1990).

---------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS                                      LIFE OF
  (FOR THE PERIOD         ONE       FIVE      TEN     THE
  ENDED 12/31/99)         YEAR     YEARS     YEARS  SERIES(1)
---------------------------------------------------------------
  Phoenix-Engemann       29.67%    24.63%   19.67%    19.85%
  Capital Growth Series
---------------------------------------------------------------
  S&P 500 Stock Index(2) 21.14%    28.66%   18.25%    18.28%
---------------------------------------------------------------

(1) Since January 1, 1983.

(2) The S&P 500 Index is an unmanaged, commonly used measure of total return stock market performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                         None

Sales Charge imposed on reinvested dividends              None

Deferred Sales Charge                                     None

Redemption Fee                                            None

Exchange Fee                                              None


ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

Management Fees                                          0.62%

Distribution and Service (12b-1) Fees                     None

Other Expenses(1)                                        0.06%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES                  0.68%
                                                         =====

(1) The Phoenix-Engemann Capital Growth Series investment advisor has agreed to reimburse through December 31, 2000 through the Phoenix-Engemann Capital Growth Series' expenses other than management fees to the extent such expenses exceed 0.15% of its total average net assets.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------
                         1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------
  Phoenix-Engemann        $69       $218      $379     $847
  Capital Growth Series
---------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.


14 Phoenix-Engemann Capital Growth Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                                  YEAR ENDED DECEMBER 31,
                                                                                  -----------------------
                                                                1999          1998          1997          1996          1995
                                                                ----          ----          ----          ----          ----
Net asset value, beginning of period.....................       $23.93       $19.16         $18.89        $18.13        $15.69
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...........................         0.03         0.03           0.13          0.19          0.20
  Net realized and unrealized gain (loss)................         6.97         5.65           3.70          2.10          4.60
                                                                 -----        -----          -----         -----         -----
    TOTAL FROM INVESTMENT OPERATIONS.....................         7.00         5.68           3.83          2.29          4.80
                                                                 -----        -----          -----         -----         -----
LESS DISTRIBUTIONS:
  Dividends from net investment income...................        (0.05)       (0.03)         (0.13)        (0.18)        (0.17)
  Dividends from net realized gains......................        (2.31)       (0.88)         (3.43)        (1.35)        (2.19)
                                                                 -----        -----          -----         -----         -----
  In excess of net investment income.....................        (0.01)
   TOTAL DISTRIBUTIONS...................................        (2.37)       (0.91)         (3.56)        (1.53)        (2.36)
                                                                 -----        -----          -----         -----         -----
  Capital contribution from Adviser......................         0.01          --             --            --            --
                                                                 -----         ---            ---           ---           ---
CHANGE IN NET ASSET VALUE................................         4.64         4.77           0.27          0.76          2.44
                                                                 -----        -----          -----         -----         -----
NET ASSET VALUE, END OF PERIOD...........................       $28.57       $23.93         $19.16        $18.89        $18.13
                                                                ======       ======         ======        ======        ======
Total Return.............................................        29.67%       30.01%         21.07%        12.58%        30.85%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)..................   $2,269,090   $1,876,296     $1,505,568    $1,235,395      $985,389
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.....................................         0.68%        0.69%          0.74%         0.72%         0.75%(1)
  Net investment income..................................         0.11%        0.15%          0.64%         1.03%         1.12%
Portfolio turnover rate..................................          106%         102%           284%          167%          173%

(1) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                       Phoenix-Engemann Capital Growth Series 15

PHOENIX-ENGEMANN NIFTY FIFTY SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
    The Phoenix-Engemann Nifty Fifty Series has an investment objective of long-term capital appreciation. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  The series invests in approximately 50 different securities which, in the opinion of the advisor, offer the best potential for long-term growth of capital.

[diamond]  At least 75% of the series' total assets will be invested in common stocks of high quality growth companies.

[diamond]  Up to 25% of the series' total assets may be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value. The series' investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease.

    The series will invest significantly in securities issued by small companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    Since the series contains securities of a limited number of companies, it may be more sensitive to changes in the market value of a single issuer or industry in its portfolio. Consequently, the net asset value per share of the Phoenix-Engemann Nifty Fifty Series may fluctuate substantially. The series may not be appropriate for short-term investors.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Engemann Nifty Fifty Series. The bar chart shows changes in the series' total return performance over its life.(1) The table shows how the series' average annual returns for one year and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

PHOENIX-ENGEMANN NIFTY FIFTY SERIES

[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
    1999               32.15

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 21.25% (quarter ended December 1999) and the lowest return for a quarter was -3.12% (quarter ended September 1999).


----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS           ONE         LIFE OF
  (FOR THE PERIOD ENDED 12/31/99)(1)     YEAR      THE SERIES(2)
----------------------------------------------------------------
  Phoenix-Engemann Nifty Fifty         32.15%        32.22%
  Series
----------------------------------------------------------------
  S&P 500 Index(3)                     21.14%        22.06%
----------------------------------------------------------------

(1) The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2) Since March 2, 1998.

(3) The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The Index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge imposed on purchases                         None

Sales Charge imposed on reinvested dividends              None

Deferred Sales Charge                                     None

Redemption Fee                                            None

Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM SERIES' ASSETS)

Management Fees                                           .90%

Distribution and Service (12b-1) Fees                     None

Other Expenses                                            .53%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               1.43%
                                                         =====

(1) Phoenix Investment Counsel has agreed to reimburse through December 31, 2000 the series for the amount, if any, by which the series' operating expenses other than the management fee for any fiscal year exceeds 0.15%. Actual total annual series operating expenses after expense reimbursement were 1.05% for the year ended December 31, 1999.

16 Phoenix-Engemann Nifty Fifty Series

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------
                         1 YEAR   3 YEARS   5 YEARS   10 YEARS

----------------------------------------------------------------
  Phoenix-Engemann        $146      $452      $782     $1,713
  Nifty Fifty Series
----------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                      FROM
                                                         YEAR      INCEPTION
                                                        ENDED      3/2/98 TO
                                                       12/31/99     12/31/98
                                                       --------    ---------
Net asset value, beginning of period................    $12.62       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......................        --         0.01(4)
  Net realized and unrealized gain (loss)...........      4.06         2.62
                                                         -----        -----
    TOTAL FROM INVESTMENT OPERATIONS................      4.06         2.63
                                                         -----        -----
LESS DISTRIBUTIONS:
  Dividends from net investment income..............       --         (0.01)
                                                          ---         -----
    TOTAL DISTRIBUTIONS.............................       --         (0.01)
                                                          ---         -----
CHANGE IN NET ASSET VALUE...........................      4.06         2.62
                                                         -----        -----
NET ASSET VALUE, END OF PERIOD......................    $16.68       $12.62
                                                                     ======
Total Return........................................     32.15%       26.26%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).............   $65,520      $13,153
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).............................      1.05%        1.05%(1)
  Net investment income.............................     (0.12)%       0.07%(1)
Portfolio turnover rate.............................        40%          90%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.43% and 2.58% for the periods ended December 31, 1999 and 1998, respectively.
(4) Computed using average shares outstanding.


                                          Phoenix-Engemann Nifty Fifty Series 17

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    Phoenix-Engemann Small and Mid-Cap Growth Series has an investment objective of long-term growth of capital. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  Under normal circumstances, the series invests at least 65% of its total assets in equity securities of companies that have market capitalizations of below $1.5 billion at the time of purchase.

[diamond]  The series expects to invest principally in common stocks. The series emphasizes the purchase of common stocks of domestic corporations with rapidly growing earnings per share. The advisor may also select stocks of companies that may not be experiencing rapid growth but, in the opinion of the advisor, are undervalued by other criteria of their fundamental net worth.

[diamond]  The advisor uses a bottom-up selection process to select stocks for the series.

[diamond]  Generally, stocks are sold when the characteristics and factors used to select a security change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the security has appreciated to the point where it is no longer attractive.

    Temporary Defensive Strategy: If the advisor believes conditions are not favorable to the series principal strategies, all or part of the series' assets may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this happens, the series may not achieve its objective.

    Please see "Principal Investment Strategies and Related Risks" for other investment techniques of the series.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The value of the series' investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decrease, you will lose money.

    Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected and investments may fail to perform as the advisor expects. As a result, the value of your shares may decrease.

    Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to rise faster when markets rise and drop more sharply when markets fall.

    Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance. Investment returns of unseasoned and small capitalization companies can be highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization and unseasoned company stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

PERFORMANCE TABLES
    As this is a new series, there is no performance to report.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None

Sales Charge imposed on reinvested dividends              None

Deferred Sales Charge                                     None

Redemption Fee                                            None

Exchange Fee                                              None



ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

Management Fees                                          0.90%

Distribution and Service (12b-1) Fees                     None

Other Expenses(1)                                        0.70%

TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               1.60%
                                                         =====

(1) The Phoenix-Engemann Small & Mid-Cap Growth Series investment advisor has agreed to reimburse through December 31, 2001 the Phoenix-Engemann Small & Mid-Cap Growth Series expenses other than management fees to the extent such expenses exceed 0.25% of its total average net assets.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other series.

18 Phoenix-Engemann Small & Mid-Cap Growth Series

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------
                                    1 YEAR    3 YEARS
--------------------------------------------------------

  Phoenix-Engemann Small &           $163      $505
  Mid-Cap Growth Series

--------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.


FINANCIAL HIGHLIGHTS
    The series has not yet commenced operations.


                               Phoenix-Engemann Small & Mid-Cap Growth Series 19

PHOENIX-FEDERATED U.S. GOVERNMENT
BOND SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The investment objective of the Phoenix-Federated U.S. Government Bond Series is to pursue total return by investing primarily in debt obligations of the U.S. government, its agencies and instrumentalities.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  Under normal circumstances, the series will invest at least 65% of its total assets in U.S. government bonds.

[diamond]  The series will maintain a dollar-weighted average portfolio duration that is within 20 percent of the weighted average portfolio duration of the Merrill Lynch 10+ Year Treasury Index.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The prices of fixed income securities (debt obligations) fluctuate inversely to the direction of interest rates. An increase in interest rates may result in a decrease in the value of series shares.

PERFORMANCE TABLES
    The Phoenix-Federated U.S. Government Bond Series has been in existence only since December 15, 1999 and thus has not had an annual return for one full calendar year. The table below shows how the series' total return since inception compares to that of a broad-based securities market index for that period. You should expect that the series' performance will fluctuate from year to year, sometimes significantly. The series' past performance is not necessarily an indication of how the series will perform in the future.


--------------------------------------------------------------
  TOTAL RETURN                                LIFE OF THE
  (FOR THE PERIOD ENDED 12/31/99)(1)            SERIES(2)
--------------------------------------------------------------
  Phoenix-Federated U.S. Government Bond         -1.47%
  Series
--------------------------------------------------------------
  Merrill Lynch 10+ Treasury Index(3)        Not Available
--------------------------------------------------------------

(1) The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2) Since December 15, 1999.

(3) The Merrill Lynch 10+ Treasury Index is a broad based market index tracking long-term U.S. Treasury securities with maturities between 10 and 15 years. This index is unmanaged and it is not possible to invest directly in this index.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None

Sales Charge imposed on reinvested dividends              None

Deferred Sales Charge                                     None

Redemption Fee                                            None

Exchange Fee                                              None


ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

Management Fees                                          0.60%

Distribution and Service (12b-1) Fees                     None

Other Expenses                                           1.70%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               2.30%
                                                         =====
(1) The Phoenix-Federated U.S. Government Bond Series investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Federated U.S. Government Bond Series' expenses other than Management Fees to the extent such expenses exceed 0.15% of its total average net assets. Actual total annual series operating expenses after expense reimbursement were .75% for the year ending December 31, 1999.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-----------------------------------------------------------
                                       1 YEAR    3 YEARS
-----------------------------------------------------------
  Phoenix-Federated U.S. Government     $233      $718
  Bond Series
-----------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.


20 Phoenix-Federated U.S. Government Bond Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                    FROM
                                                                 INCEPTION
                                                                12/15/99 TO
                                                                  12/31/99
                                                                -----------
Net asset value, beginning of period...........................     $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).................................       0.03
  Net realized and unrealized gain (loss)......................      (0.17)
                                                                     -----
    TOTAL FROM INVESTMENT OPERATIONS...........................      (0.14)
                                                                     -----
LESS DISTRIBUTIONS:
  Dividends from net investment income.........................      (0.03)
                                                                     -----
    TOTAL DISTRIBUTIONS........................................      (0.03)
                                                                     -----
CHANGE IN NET ASSET VALUE......................................      (0.17)
                                                                     -----
NET ASSET VALUE, END OF PERIOD.................................      $9.83
                                                                     =====
Total Return...................................................      (1.47)%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)........................     $5,076
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)........................................       0.75%(1)
  Net investment income........................................       6.61%(1)
Portfolio turnover rate........................................          0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.21% for the period ended December 31, 1999.

                                Phoenix-Federated U.S. Government Bond Series 21

PHOENIX-GOODWIN MONEY MARKET SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Goodwin Money Market Series has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  The series seeks to maintain a stable $1.00 per share price.

[diamond]  The series will invest in a diversified portfolio of high quality money market instruments with weighted average maturities of 397 days or less. The average maturity of the series' portfolio securities, based on their dollar value, will not exceed 90 days.

[diamond]  The series will invest exclusively in the following instruments:

           o Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities
           o Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks
           o Dollar-denominated obligations guaranteed by banks or savings and loan associations
           o Federally insured obligations of other banks or savings and loan associations
           o  Commercial paper
           o  Short-term corporate obligations
           o  Repurchase agreements

[diamond]  At least 95% of the series' total assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the 2 highest short-term rating categories.

[diamond]  The series may invest more than 25% of its assets in the domestic banking industry.

[diamond]  The series may forego purchasing securities with the highest available yield due to considerations of liquidity and safety of principal.

[diamond]  The advisor will buy, sell and trade securities in anticipation of, or in response to, changing economic and money market conditions and trends. This, and the short-term nature of money market instruments, may result in a high portfolio turnover rate.


PRINCIPAL RISKS
    An investment in the series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the series.

    The series' focus is to optimize current income. The advisor intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the advisor misjudges the return potential or the ability of the issuer to make scheduled income and principal payments, the series' returns may be lower than prevailing returns and the series' income available for distribution may be less. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    The advisor intends to select investments that optimize the series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the series nor the advisor can assure you that the series' yield will remain constant or that a particular level of income will be achieved.

    A security's short-term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the series' stream of income and decrease the series' yield.

    Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, or guaranteed or insured by banks only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of the series' shares will increase.

    The series may invest in repurchase agreements. If the seller of the repurchase agreement does not repurchase the underlying securities, the series may incur a loss.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Goodwin Money Market Series. The bar chart shows changes in the series' performance from year to year over a 10-year period (see footnote 1 on following page). The table shows how the series' average annual returns for 1, 5 and 10 years and for the life of the series compare to those of a broad-based money market performance index. The series' past performance is not necessarily an indication of how the series will perform in the future.


22 Phoenix-Goodwin Money Market Series

PHOENIX-GOODWIN MONEY MARKET SERIES

[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
    1990                8.22
    1991                5.98
    1992                3.58
    1993                2.87
    1994                3.83
    1995                5.72
    1996                5.09
    1997                5.18
    1998                5.09
    1999                4.82

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 2.01% (quarter ended December 1990) and the lowest return for a quarter was .69% (quarter ended September 1993).

    The series' 7-day yield on December 31, 1999 was 5.37%.


---------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS                                     LIFE OF
  (FOR THE PERIOD       ONE       FIVE       TEN      THE
  ENDED 12/31/99)      YEAR      YEARS      YEARS   SERIES(1)
---------------------------------------------------------------
  Phoenix-Goodwin
  Money Market
  Series               4.82%     5.18%      5.03%     6.25%
---------------------------------------------------------------
  Lipper Money         4.74%     5.10%      4.91%     6.19%
  Market Fund(2)
---------------------------------------------------------------

(1) Since October 8, 1982.

(2) The Lipper Money Market Fund is comprised of the weighted average of the top 30 Money Market funds which includes net dividends reinvested.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None

Sales Charge imposed on reinvested dividends              None

Deferred Sales Charge                                     None

Redemption Fee                                            None

Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

Management Fees                                          0.40%

Distribution and Service (12b-1) Fees                     None

Other Expenses                                           0.17%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               0.57%
                                                         =====

(1) The series' investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Goodwin Money Market Series' operating expenses other than management fees and distribution and service fees to the extent that such expenses exceed 0.15% of the average net assets of the series. Actual total annual fund operating expenses after expense reimbursement were .55% for the year ended December 31, 1999.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------
                            ONE   THREE    FIVE      TEN
                           YEAR   YEARS    YEARS    YEARS
--------------------------------------------------------------
  Phoenix-Goodwin Money     $58    $183    $318     $714
  Market Series
--------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.


                                          Phoenix-Goodwin Money Market Series 23

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.


                                                                                    YEAR ENDED DECEMBER 31,
                                                                                    -----------------------
                                                                  1999           1998         1997          1996          1995
                                                                  ----           ----         ----          ----          ----
Net asset value, beginning of period........................     $10.00        $10.00         $10.00       $10.00        $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................       0.47          0.50           0.50         0.50          0.56
                                                                  -----         -----          -----        -----         -----
   TOTAL FROM INVESTMENT OPERATIONS.........................       0.47          0.50           0.50         0.50          0.56
                                                                  -----         -----          -----        -----         -----
LESS DISTRIBUTIONS:
  Dividends from net investment income......................      (0.47)        (0.50)         (0.50)       (0.50)        (0.56)
                                                                  -----         -----          -----        -----         -----
   TOTAL DISTRIBUTIONS......................................      (0.47)        (0.50)         (0.50)       (0.50)        (0.56)
                                                                  -----         -----          -----        -----         -----
NET ASSET VALUE, END OF PERIOD..............................     $10.00        $10.00         $10.00       $10.00        $10.00
                                                                 ======        ======         ======       ======        ======
Total Return................................................       4.82%         5.09%          4.99%        4.98%         5.55%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).....................   $235,584      $196,811       $126,607     $131,361      $102,943
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1).....................................       0.55%         0.55%          0.55%        0.55%         0.53%(2)
  Net investment income.....................................       4.73%         4.99%          5.07%        4.89%         5.57%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.57% for the year ended December 31, 1999.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

24 Phoenix-Goodwin Money Market Series

PHOENIX-GOODWIN MULTI-SECTOR
FIXED INCOME SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Goodwin Multi-Sector Fixed Income Series has an investment objective of seeking long-term total return by investing in a diversified portfolio mixture of high yield (high risk) and high quality fixed income securities. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  Under normal circumstances, the series will invest at least 65% of its total assets in various sectors of the fixed income securities market.

[diamond]  Fixed income securities include: high yield (high risk) fixed income securities (sometimes referred to as "junk bonds"), high quality fixed income securities, preferred stock, convertible securities, domestic debt obligations, foreign debt obligations, certificates of deposit, commercial paper, bankers' acceptances, and government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities.

[diamond]  The advisor seeks to match the average duration and maturity of the series portfolio to those of the Lehman Brothers Aggregated Bond
           Index.

[diamond]  The series may invest up to 35% of its total assets in high yield
           (high risk) corporate fixed income securities.

[diamond]  The series may invest up to 50% of its total assets in foreign debt obligations.

[diamond]  The series may invest in common stock and other equity securities.

PRINCIPAL RISKS
    If you invest in this series you risk that you may lose your investment.

    The series seeks to select investments providing an opportunity to enhance the portfolio's overall total return and yield. Although the series usually will be invested in all sectors of the fixed income securities market, it may invest any amount of its assets in any one sector (except for high yield (high risk) and foreign debt obligations) and may choose not to invest in a sector in order to achieve its investment objective. Conditions affecting the overall economy, specific industries or companies in which the series invests and interest rate changes can be worse than expected. As a result, the value of your shares may decline. If the advisor misjudges the return potential of fixed income securities, or the ability of issuers to make scheduled principal and interest payments, the series' return may be lower than prevailing returns.

    The series may invest in high yield (high risk) fixed income securities (so called "junk bonds"). Junk bonds present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series would lose income and could expect a decline in the market value of the securities.

    The series may invest fixed income securities of foreign governments and companies in foreign countries, including some "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They also may have more obstacles to financial success.

    This series may invest in mortgage-backed and other asset-backed securities. A portion of the cash flow from these securities may be from early payoff of some of the underlying loans. In the event of very high prepayments, the series may be required to invest the proceeds at a lower interest rate, causing the series to earn less than if the prepayments had not occurred.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Goodwin Multi-Sector Fixed Income Series. The bar chart shows the changes in the series' performance from year to year over a 10-year period.1 The table on the next page shows how the series' average annual returns for 1, 5 and 10 years and the life of the series compare to those of a broad-based market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
    1990                5.25
    1991               19.41
    1992               10.03
    1993               15.90
    1994               -5.47
    1995               23.54
    1996               12.42
    1997               10.92
    1998               -4.02
    1999                5.46

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart , the highest return for a quarter was 8.89% (quarter ended June 1995) and the lowest return for a quarter was -8.25% (quarter ended September 1998).


                             Phoenix-Goodwin Multi Sector Fixed Income Series 25

---------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS                                      LIFE OF
  (FOR THE PERIOD        ONE       FIVE      TEN       THE
  ENDED 12/31/99)        YEAR     YEARS     YEARS   SERIES(1)
---------------------------------------------------------------
  Phoenix-Goodwin
  Multi-Sector Fixed
  Income Series         5.46%     9.29%     8.98%     9.72%
---------------------------------------------------------------
  Lehman Brothers
  Aggregate Bond
  Index(2)             -0.83%     7.73%     7.70%     9.50%
---------------------------------------------------------------
(1) Since December 31, 1982.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance which includes net dividends reinvested. The index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None

Sales Charge imposed on reinvested dividends              None

Deferred Sales Charge                                     None

Redemption Fee                                            None

Exchange Fee                                              None


ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                          0.50%

Distribution and Service (12b-1) Fees                     None

Other Operating Expenses(1)                              0.21%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES                  0.71%
                                                         =====

(1) Phoenix Investment Counsel, Inc. has agreed to reimburse through December 31, 2000 the series' operating expenses (other than the management fee) for any fiscal year exceeds 0.15% of the average net assets of the series. Actual total annual fund operating expenses after expense reimbursement were .65% for the year ended December 31, 1999.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------
                       1 YEAR   3 YEARS  5 YEARS 10 YEARS
-----------------------------------------------------------
  Phoenix-Goodwin
  Multi-Sector Fixed
  Income Series          $73     $227     $395     $883
-----------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.

26 Phoenix-Goodwin Multi-Sector Fixed Income Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.


                                                                                  YEAR ENDED DECEMBER 31,
                                                                                  -----------------------
                                                               1999          1998          1997          1996          1995
                                                               ----          ----          ----          ----          ----
Net asset value, beginning of period......................    $ 9.18        $10.38        $10.34        $10.22        $ 8.98
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)............................      0.73          0.77          0.75          0.79          0.83(2)
  Net realized and unrealized gain (loss).................     (0.24)        (1.17)         0.34          0.43          1.22
                                                               -----         -----         -----         -----         -----
    TOTAL FROM INVESTMENT OPERATIONS......................      0.49         (0.40)         1.09          1.22          2.05
                                                               -----         -----         -----         -----         -----
LESS DISTRIBUTIONS
  Dividends from net investment income....................     (0.75)        (0.74)        (0.77)        (0.78)        (0.81)
  Dividends from net realized gains.......................        --         (0.06)        (0.28)        (0.32)           --
                                                                 ---         -----         -----         -----         -----
   TOTAL DISTRIBUTIONS....................................     (0.75)        (0.80)        (1.05)        (1.10)        (0.81)
                                                               -----         -----         -----         -----         -----
CHANGE IN NET ASSET VALUE.................................     (0.26)        (1.20)         0.04          0.12          1.24
                                                               -----        ------         -----         -----         -----
NET ASSET VALUE, END OF PERIOD............................    $ 8.92        $ 9.18        $10.38        $10.34        $10.22
                                                              ======        ======        ======        ======        ======
Total Return..............................................      5.46%        (4.02)%       10.93%        12.42%        23.54%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)...................  $172,836      $187,363      $191,627      $145,044      $109,046
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1)...................................      0.65%         0.64%         0.65%         0.65%         0.65%(3)
  Net investment income...................................      7.79%         7.61%         7.25%         7.80%         8.55%
Portfolio turnover rate...................................       125%          160%          151%          191%          147%

(1) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%, 0.66%, 0.67% and 0.67% for the periods ended December 31, 1999, 1997, 1996 and 1995, respectively.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                             Phoenix-Goodwin Multi-Sector Fixed Income Series 27

PHOENIX-HOLLISTER VALUE EQUITY SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Hollister Value Equity Series' primary investment objective is to seek long-term capital appreciation. The series has a secondary investment objective to seek current income. There is no guarantee that the series will achieve either objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  The series will invest primarily in common stocks. Under normal circumstances the series will invest at least 65% of its total assets in common stocks.

[diamond]  The series' advisor uses a quantitative value strategy that chooses stocks that meet certain criteria relating to price, dividend yield and the going concern value and debt levels of the issuers. For the few hundred of the approximately 2,500 companies that survive this screening, the advisor projects growth in earnings and dividends, earnings momentum and relative undervaluation based on a dividend discount model. The advisor develops target prices and value ranges, and purchases the top-rated stocks. With certain exceptions the advisor sells when -

           o  a stock's target price is reached,
           o  the issuer or its industry suffer negative changes, or
           o there is a change in the investment criteria that prompted the initial purchase.

[diamond]  The series may invest in convertible securities. Convertible securities investments will be limited to those in one of the 4 highest rating categories of convertible securities. These are commonly called "investment grade."

[diamond]  The series may obtain fixed interest loans from a bank in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets.

[diamond]  The series may engage in "securities lending" to increase its investment returns.

[diamond]  The series may invest up to 30% of its assets in securities of foreign (non-U.S.) issuers.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value and to provide current income. Most of the series' investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease. Dividend, interest and other distributions also can decrease or be eliminated entirely.


    The series also may invest in small companies as well as large companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The series may borrow money to purchase additional securities. If the additional securities increase in value, the net asset value would increase sooner than it would have without borrowing. If these securities decrease in value or do not increase enough to cover interest and other borrowing costs the series will suffer greater losses than it would if no borrowing took place.

    The series may invest in financial futures contracts and options. The advisor will make these investments primarily to try to minimize the risk of other investments it makes for the series. These investments may not protect the series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the fund to losses that could be unlimited.

    The series may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due, the series can suffer losses.

    This series may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Hollister Value Equity Series. The bar chart shows changes in the series' performance from year to year over its life (see footnote 1 on following page). The table shows how the series' average annual returns for one year and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

28 Phoenix-Hollister Value Equity Series

PHOENIX-HOLLISTER VALUE EQUITY SERIES

[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
    1999               24.33

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 23.63% (quarter ended December 1999) and the lowest return for a quarter was -4.81% (quarter ended September 1999).


----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS          ONE         LIFE OF
  (FOR THE PERIOD ENDED 12/31/99)(1)    YEAR      THE SERIES(2)
----------------------------------------------------------------
  Phoenix-Hollister Value Equity       24.33%        19.09%
  Series
----------------------------------------------------------------
  S&P 500 Index(3)                     21.14%        22.06%
----------------------------------------------------------------

(1) The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2) Since March 2, 1998.

(3) The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The Index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                        None

Sales Charge imposed on reinvested dividends             None

Deferred Sales Charge                                    None

Redemption Fee                                           None

Exchange Fee                                             None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                         0.70%

Distribution and Service (12b-1) Fees                    None

Other Expenses                                          1.33%
                                                        -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)              2.03%
                                                        =====

(1) The series' investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Hollister Value Equity Series' expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.15%. Actual total annual series' operating expenses after expense reimbursement were 0.85% for the year ended December 31, 1999.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------
                         1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------
  Phoenix-Hollister
  Value Equity Series     $206      $637    $1,093    $2,358
---------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.


                                        Phoenix-Hollister Value Equity Series 29

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                     FROM
                                                        YEAR       INCEPTION
                                                        ENDED      3/2/98 TO
                                                      12/31/99      12/31/98
                                                      --------     ---------
Net asset value, beginning of period................    $11.03       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......................      0.04         0.05
  Net realized and unrealized gain (loss)...........      2.63         1.03
                                                         -----        -----
    TOTAL FROM INVESTMENT OPERATIONS................      2.67         1.08
                                                         -----        -----
LESS DISTRIBUTIONS
  Dividends from net investment income..............     (0.04)       (0.05)
  Dividends from net realized gains.................     (0.75)          --
                                                         -----          ---
    TOTAL DISTRIBUTIONS.............................     (0.79)       (0.05)
                                                         -----        -----
CHANGE IN NET ASSET VALUE...........................      1.88         1.03
                                                         -----        -----
NET ASSET VALUE, END OF PERIOD......................    $12.91       $11.03
                                                        ======       ======
Total Return........................................     24.33%       10.79%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).............   $17,470       $9,533
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).............................      0.85%        0.85%(1)
  Net investment income.............................      0.41%        0.85%(1)
Portfolio turnover rate.............................       168%          77%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.03% and 2.46% for the periods ended December 31, 1999 and 1998, respectively.

30 Phoenix-Hollister Value Equity Series

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
    The Phoenix-J.P. Morgan Research Enhanced Index Series has an investment objective to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within the market sectors found in the S&P 500.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  Under normal conditions, the series will invest at least 80% of its total assets in common stocks and other equity securities.

[diamond]  The series will invest in securities believed by the advisor to be undervalued and which offer growth potential.

[diamond]  The series will evaluate each of the economic sectors represented in the S&P 500 -

    For example:

    o   industrial
    o   financial
    o   public utilities
    o   transportation

    and exclude securities in any sector the advisor believes to be extremely overvalued.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will be invested primarily in common stocks, and the value of the series investments are expected to fluctuate in the same way as the S&P 500 and the stock market generally.

    The asset values of the series may be affected by general economic declines, declines in industries and changes in interest rates.

    Share values also may decline if the specific companies selected for series investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-J.P. Morgan J.P. Research Enhanced Index Series. The bar chart shows changes in the series' total return performance since inception.(1) The table shows how the series' average annual returns for one year and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.


PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
    1998               31.68
    1999               18.86

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 22.09% (quarter ended December 1998) and the lowest return for a quarter was -9.67% (quarter ended September 1998).


----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS          ONE         LIFE OF
  (FOR THE PERIOD ENDED 12/31/99)       YEAR      THE SERIES(1)
----------------------------------------------------------------
  Phoenix-J.P. Morgan Research         18.86%        22.71%
  Enhanced Index Series
----------------------------------------------------------------
  S&P 500 Index(2)                     21.14%        22.49%
----------------------------------------------------------------

(1) Since July 14, 1997.

(2) The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                        None

Sales Charge imposed on reinvested dividends             None

Deferred Sales Charge                                    None

Redemption Fee                                           None

Exchange Fee                                             None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                         0.45%

Distribution and Service (12b-1) Fees                    None

Other Expenses                                          0.30%
                                                        -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)              0.75%
                                                        =====
(1) Phoenix Investment Counsel, Inc. has agreed to reimburse through December 31, 2000, the series for the amount, if any, by which the series' operating expenses other than the management fee for any fiscal year exceeds 0.10%. Actual total annual series operating expenses after expense reimbursement were .55% for the year ended December 31, 1999.


                           Phoenix-J.P. Morgan Research Enhanced Index Series 31

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------
                        1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------
  Phoenix- J.P.
  Morgan Research
  Enhanced Index
  Series                 $77       $240      $417     $930
--------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                                           FROM
                                                              YEAR ENDED DECEMBER 31,   INCEPTION
                                                              -----------------------   7/15/97 TO
                                                                 1999         1998       12/31/97
                                                                 ----         ----      ----------
Net asset value, beginning of period.........................   $13.08       $10.49        $10.00
INCOME FROM INVESTMENT OPERATIONS                                 0.12
  Net investment income (loss)...............................                  0.12          0.05
  Net realized and unrealized gain (loss)....................     2.33         3.19          0.54
                                                                 -----        -----         -----
    TOTAL FROM INVESTMENT OPERATIONS.........................     2.45         3.31          0.59
                                                                 -----        -----         -----
LESS DISTRIBUTIONS                                               (0.12)
  Dividends from net investment income.......................                 (0.12)        (0.05)
  Dividends from net realized gains..........................    (0.77)       (0.60)        (0.05)
                                                                 -----        -----         -----
    TOTAL DISTRIBUTIONS......................................    (0.89)       (0.72)        (0.10)
                                                                 -----        -----         -----
CHANGE IN NET ASSET VALUE....................................     1.56         2.59          0.49
                                                                 -----        -----         -----
NET ASSET VALUE, END OF PERIOD...............................   $14.64       $13.08        $10.49
                                                                ======       ======        ======
Total Return.................................................    18.86%       31.68%         5.83%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)...................... $131,860      $69,522       $30,851
RATIO TO AVERAGE NET ASSETS OF:                                   0.55%
  Operating expenses(2)......................................                  0.55%         0.55%(1)
  Net investment income......................................     0.95%        1.08%         1.46%(1)
Portfolio turnover rate......................................       45%          45%            9%(3)

(1) Annualized.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.75%, 0.82% and 1.05% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(3) Not annualized.

32 Phoenix-J.P. Morgan Research Enhanced Index Series

PHOENIX-JANUS EQUITY INCOME SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Janus Equity Income Series seeks current income and long-term growth of capital. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  Normally, the series will invest at least 65% of its invested assets in income producing equity securities.

[diamond]  The series emphasizes investments in stock of companies with growth potential.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    Much of the series' investments will be in common stocks. Common stocks tend to be more volatile than other investment choices. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decline.

    The value of bonds and other fixed income securities in which the series may invest is inversely related to interest rate changes. If interest rates rise, generally the value of these securities will fall. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

PERFORMANCE TABLES
    The Phoenix-Janus Equity Income Series has been in existence only since December 15, 1999 and thus has not had an annual return for one full calendar year. The table below shows how the series' total return since inception compares to that of a broad-based securities market index for that period. You should expect that the series' performance will fluctuate from year to year, sometimes significantly. The series' past performance is not necessarily an indication of how the series will perform in the future.


--------------------------------------------------------------
  TOTAL RETURN                                LIFE OF THE
  (FOR THE PERIOD ENDED 12/31/99)(1)            SERIES(2)
--------------------------------------------------------------
  Phoenix-Janus Equity Income Series             5.86%
--------------------------------------------------------------
  S&P 500 Index(3)                               4.00%
--------------------------------------------------------------

(1) The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2) Since December 15, 1999.

(3) The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The Index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None

Sales Charge imposed on reinvested dividends              None

Deferred Sales Charge                                     None

Redemption Fee                                            None

Exchange Fee                                              None


ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

Management Fees                                          0.85%

Distribution and Service (12b-1) Fees                     None

Other Expenses                                           1.40%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               2.25%
                                                         =====

(1) The Phoenix-Janus Equity Income Series investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Janus Equity Income Series' expenses other than management fees to the extent such expenses exceed 0.15% of its total average net assets. Actual total annual series' operating expenses after expense reimbursement were 1.00% for the year ended December 31, 1999.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------
                                        1 YEAR    3 YEARS
------------------------------------------------------------
 Phoenix-Janus Equity                   $228      $703
  Income Series
------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.

                                           Phoenix-Janus Equity Income Series 33

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                   FROM
                                                                INCEPTION
                                                               12/15/99 TO
                                                                 12/31/99
                                                               -----------
Net asset value, beginning of period..........................    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)................................      0.01
  Net realized and unrealized gain (loss).....................      0.58
                                                                   -----
    TOTAL FROM INVESTMENT OPERATIONS..........................      0.59
                                                                   -----
LESS DISTRIBUTIONS:
  Dividends from net investment income........................        --
                                                                     ---
    TOTAL DISTRIBUTIONS.......................................        --
                                                                     ---
CHANGE IN NET ASSET VALUE.....................................      0.59
                                                                   -----
NET ASSET VALUE, END OF PERIOD................................    $10.59
                                                                  ======
Total Return..................................................      5.86%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).......................    $2,304
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).......................................      1.00%(1)
  Net investment income.......................................      1.89%(1)
Portfolio turnover rate.......................................        11%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 18.81% for the period ended December 31, 1999.


34 Phoenix-Janus Equity Income Series

PHOENIX-JANUS FLEXIBLE INCOME SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Janus Flexible Income Series seeks to obtain maximum total return, consistent with preservation of capital. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  The series invests primarily in a wide variety of income producing securities such as corporate bonds and notes, government securities and preferred stock.

[diamond]  The series will invest at least 80% of its assets in income producing securities. The series may own an unlimited amount of high-yield/high-risk fixed income securities, and these securities may be a significant portion of the total portfolio.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The value of bonds and other fixed income securities in which the series may invest is inversely related to interest rate change. If interest rates rise, generally the value of these securities will decrease. Another fundamental risk associated with fixed income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

    The series may invest in high risk/high yield fixed income securities (so called "junk bonds"). Junk bonds present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens the series would lose income and could expect a decline in the market value of the securities.

    The series may invest any amount in companies in foreign countries. Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

PERFORMANCE TABLES
    The Phoenix-Janus Equity Income Series has been in existence only since December 15, 1999 and thus has not had an annual return for one full calendar year. The table below shows how the series' total return since inception compares to that of a broad-based securities market index for that period. You should expect that the series' performance will fluctuate from year to year, sometimes significantly. The series' past performance is not necessarily an indication of how the series will perform in the future.


--------------------------------------------------------------
  TOTAL RETURN                                LIFE OF THE
  (FOR THE PERIOD ENDED 12/31/99)(1)           SERIES(2)
--------------------------------------------------------------
  Phoenix-Janus Flexible Income Series            .02%
--------------------------------------------------------------
  Lehman Brothers Government/Corporate
  Bond Index(3)                                  -.59%
--------------------------------------------------------------

(1) The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2) Since December 15, 1999.

(3) The Lehman Brothers Government/Corporate Bond Index measures government and corporate bond market total-return performance. The index is unmanaged and not available for direct investment.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None

Sales Charge imposed on reinvested dividends              None

Deferred Sales Charge                                     None

Redemption Fee                                            None

Exchange Fee                                              None


ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

Management Fees                                          0.80%

Distribution and Service (12b-1) Fees                     None

Other Expenses                                           1.65%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               2.45%
                                                         =====
(1) The Phoenix-Janus Flexible Income Series investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Janus Flexible Income Series' expenses other than management fees to the extent such expenses exceed 0.15% of its total average net assets. Actual total annual series' operating expenses after expense reimbursement were .95% for the year ended December 31, 1999.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.


                                         Phoenix-Janus Flexible Income Series 35

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


------------------------------------------------------------
                                        1 YEAR    3 YEARS
------------------------------------------------------------
  Phoenix-Janus Flexible                 $248      $764
  Income Series
------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                FROM
                                                             INCEPTION
                                                            12/15/99 TO
                                                              12/31/99
                                                            -----------
Net asset value, beginning of period.......................    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).............................      0.02
  Net realized and unrealized gain (loss)..................     (0.02)
                                                                -----
    TOTAL FROM INVESTMENT OPERATIONS.......................        --
                                                                  ---
LESS DISTRIBUTIONS:
  Dividends from net investment income.....................     (0.02)
                                                                -----
    TOTAL DISTRIBUTIONS....................................     (0.02)
                                                                -----
CHANGE IN NET ASSET VALUE..................................    $(0.02)
                                                               ------
NET ASSET VALUE, END OF PERIOD.............................    $ 9.98
                                                               ======
Total Return...............................................      0.02%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)....................    $5,232
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)....................................      0.95%(1)
  Net investment income....................................      4.81%(1)
Portfolio turnover rate....................................         0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.18% for the period ended December 31, 1999.

36 Phoenix-Janus Flexible Income Series

PHOENIX-JANUS GROWTH SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Janus Growth Series seeks long-term growth of capital in a manner consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests primarily in common stocks selected for their growth potential.

    Although the series can invest in companies of any size, it generally invests in larger, more established companies.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value. Most of the series investments will be in common stocks. Common stocks tend to be more volatile than other investment choices. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result the value of your shares may decrease.

    The series may invest any amount in companies in foreign countries. Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

PERFORMANCE TABLES
    The Phoenix-Janus Growth Series has been in existence only since December 15, 1999 and thus has not had an annual return for one full calendar year. The table below shows how the series' total return since inception compares to that of a broad-based securities market index for that period. You should expect that the series' performance will fluctuate from year to year, sometimes significantly. The series' past performance is not necessarily an indication of how the series will perform in the future.



--------------------------------------------------------------
  TOTAL RETURN                                LIFE OF THE
  (FOR THE PERIOD ENDED 12/31/99)(1)            SERIES(2)
--------------------------------------------------------------
  Phoenix-Janus Growth Series                    6.00%
--------------------------------------------------------------
  S&P 500 Index(3)                               4.00%
--------------------------------------------------------------

(1) The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.
--------------------------------------------------------------------------------

(2) Since December 15, 1999.

(3) The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The Index is not available for direct investment.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None

Sales Charge imposed on reinvested dividends              None

Deferred Sales Charge                                     None

Redemption Fee                                            None

Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

Management Fees                                          0.85%

Distribution and Service (12b-1) Fees                     None
Other Expenses                                           1.05%
                                                       --------

TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               1.90%
                                                         =====

(1) The Phoenix-Janus Growth Series investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Janus Growth Series' expenses other than Management Fees to the extent such expenses exceed 0.15% of its total average net assets. Actual total annual series' operating expenses after expense reimbursement were 1.00% for the year ended December 31, 1999.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------
                                        1 YEAR    3 YEARS
------------------------------------------------------------
  Phoenix-Janus Growth Series            $193      $597
------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



                                                  Phoenix-Janus Growth Series 37

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                  FROM
                                                               INCEPTION
                                                              12/15/99 TO
                                                                12/31/99
                                                              -----------
Net asset value, beginning of period.........................    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...............................      0.01
  Net realized and unrealized gain (loss)....................      0.59
                                                                  -----
    TOTAL FROM INVESTMENT OPERATIONS.........................      0.60
                                                                  -----
LESS DISTRIBUTIONS:
  Dividends from net investment income.......................        --
                                                                   ----
    TOTAL DISTRIBUTIONS......................................        --
                                                                   ----
CHANGE IN NET ASSET VALUE....................................      0.60
                                                                  -----
NET ASSET VALUE, END OF PERIOD...............................    $10.60
                                                                 ======
Total Return.................................................      6.00%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)......................    $3,275
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)......................................      1.00%(1)
  Net investment income......................................      1.61%(1)
Portfolio turnover rate......................................         0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 17.29% for the period ended December 31, 1999.

38 Phoenix-Janus Growth Series

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Morgan Stanley Focus Equity Series seeks capital appreciation by investing primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES
    The series will invest in U.S. equity securities, and to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

    The series will primarily invest in companies with market capitalization of $1 billion or more, but may invest in smaller companies.

    The series generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will invest primarily in common stocks. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result the value of your shares may decrease.

    The risk of investing in the series may be intensified because the series is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the series' performance more than if the series were more diversified.

PERFORMANCE TABLES
    The Phoenix-Morgan Stanley Focus Equity Series has been in existence only since December 15, 1999 and thus has not had an annual return for one full calendar year. The table below shows how the series' total return since inception compares to that of a broad-based securities market index for that period. You should expect that the series' performance will fluctuate from year to year, sometimes significantly. The series' past performance is not necessarily an indication of how the series will perform in the future.



--------------------------------------------------------------
  TOTAL RETURN                                LIFE OF THE
  (FOR THE PERIOD ENDED 12/31/99)(1)            SERIES(2)
--------------------------------------------------------------
  Phoenix-Morgan Stanley Focus Equity            6.31%
  Series
--------------------------------------------------------------
  S&P 500 Index(3)                               4.00%
--------------------------------------------------------------

(1) The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2) Since December 15, 1999.

(3) The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The Index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None

Sales Charge imposed on reinvested dividends              None

Deferred Sales Charge                                     None

Redemption Fee                                            None

Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

Management Fees                                          0.85%

Distribution and Service (12b-1) Fees                     None

Other Expenses                                           1.30%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               2.15%
                                                         =====
(1) The Phoenix-Morgan Stanley Focus Equity Series investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Morgan Stanley Focus Equity Series' expenses other than Management Fees to the extent such expenses exceed 0.15% of its total average net assets. Actual total annual series' operating expenses after expense reimbursement were 1.00% for the year ended December 31, 1999.

                                   Phoenix-Morgan Stanley Focus Equity Series 39

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------
                                        1 YEAR    3 YEARS
------------------------------------------------------------
  Phoenix-Morgan Stanley Focus Equity    $218      $673
  Series
------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                     FROM
                                                                  INCEPTION
                                                                 12/15/99 TO
                                                                   12/31/99
                                                                 -----------
Net asset value, beginning of period............................    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................................        --
  Net realized and unrealized gain (loss).......................      0.63
                                                                     -----
    TOTAL FROM INVESTMENT OPERATIONS............................      0.63
                                                                     -----
LESS DISTRIBUTIONS:
  Dividends from net investment income..........................        --
  Dividends from net realized gains.............................        --
                                                                      ----
    TOTAL DISTRIBUTIONS.........................................        --
                                                                      ----
CHANGE IN NET ASSET VALUE.......................................      0.63
                                                                     -----
NET ASSET VALUE, END OF PERIOD..................................    $10.63
                                                                    ======
Total Return....................................................      6.31%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).........................    $5,402
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).........................................      1.00%(1)
  Net investment income.........................................      0.39%(1)
Portfolio turnover rate.........................................         2%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.11% for the period ended December 31, 1999.

40 Phoenix-Morgan Stanley Focus Equity Series

PHOENIX-OAKHURST BALANCED SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Oakhurst Balanced Series has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the series will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  The advisor will use 4 criteria to select investments for the series:
           risk, income, capital enhancement and protection of capital value. The advisor will select securities believed to have potential for the production of current income, with emphasis on securities that also have the potential for capital enhancement. Fixed income securities are selected using a multi-sector approach. The advisor may adjust the mix of investments based upon financial market and economic conditions.

[diamond]  Under normal circumstances, the series will invest at least 65% of its total assets in common stocks of companies of any size and fixed income securities.

[diamond]  The series may invest up to 35% of its net assets in high yield, high risk fixed income securities (commonly referred to as "junk bonds").

[diamond]  At least 25% of the series' assets will be invested in fixed income securities that are rated within the 4 highest rating categories.

[diamond]  The series may invest 25% of its total assets in foreign securities, including emerging market securities and foreign government securities.

[diamond]  The series may also invest in mortgage-backed and asset-backed securities.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value or provide reasonable income. Most of the series' investments will be in common stocks and fixed income securities. Conditions affecting the overall economy, specific industries or companies in which the series invests and interest rate changes can be worse than expected. As a result, the value of your shares may decrease. If the advisor misjudges the return potential of fixed income securities, or the ability of issuers to make scheduled principal and interest payments, the series' returns may be lower than prevailing returns, and the series' income available for distribution may be less than other series. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    This series may invest in high risk, high yield fixed income securities (so called "junk bonds"). Junk bonds present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series would lose income and could expect a decline in the market value of the securities.

    The series may invest in foreign government securities and companies in foreign countries, including some "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They also may have more obstacles to financial success.

    This series may invest in unrated securities. Unrated securities may not have as broad a market as rated, investment grade securities making them more difficult to sell. This could cause the security to lose value.

    The series may invest in small companies as well as large companies. Smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    This series may invest in mortgage-backed and other asset-backed securities. A portion of the cash flow from these securities may be from early payoff of some of the underlying loans. In the event of very high prepayments, the series may be required to invest the proceeds at a lower interest rate, causing the series to earn less than if the prepayments had not occurred.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Oakhurst Balanced Series. The bar chart shows changes in the series' annual performance from year to year over the life of the series (see footnote 1 on following page). The table shows how the series' average annual returns for 1 and 5 years and for the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.


                                             Phoenix-Oakhurst Balanced Series 41

PHOENIX-OAKHURST BALANCED SERIES

[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
    1993               8.57
    1994              -2.80
    1995              23.28
    1996              10.56
    1997              17.93
    1998              19.01
    1999              11.57

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 13.56% (quarter ended December 1998) and the lowest return for a quarter was -5.21% (quarter ended September 1998).


---------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS   ONE       FIVE    LIFE OF
  (FOR THE PERIOD ENDED          YEAR      YEARS   THE SERIES(1)
---------------------------------------------------------------
  Phoenix- Oakhurst             11.57%    16.37%     12.52%
  Balanced Series
---------------------------------------------------------------
  Balanced Benchmark(2)         11.55%    18.82%     14.23%
---------------------------------------------------------------
  S&P 500 Index(3)              21.14%    28.66%     20.64%
---------------------------------------------------------------
  Lehman Brothers Aggregate
  Bond Index(4)                 -0.83%     7.73%      6.91%
---------------------------------------------------------------
  Salomon Brothers Treasury      4.76%     5.21%      4.64%
  Bill Index(5)
---------------------------------------------------------------

(1) Since May 1, 1992.

(2) The Balanced Benchmark is a composite index made up of 55% of the S&P 500 Index return, 35% of the Lehman Brothers Aggregate Bond Index return and 10% of the 90-day U.S. Treasury bills return and is produced by Frank Russell Company. The Index is not available for direct investment and includes net dividends reinvested.

(3) The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The Index is not available for direct investment.

(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance which includes net dividends reinvested. The index is not available for direct investment.

(5) The Salomon Brothers Treasury Bill Index is composed of short-term debt instruments where equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. Returns are calculated on a total-return basis with dividends reinvested, as reported by Frank Russell Company. The index is unmanaged and not available for direct investment.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                        None

Sales Charge imposed on reinvested dividends             None

Deferred Sales Charge                                    None

Redemption Fee                                           None

Exchange Fee                                             None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                         0.54%

Distribution and Service (12b-1) Fees                    None

Other Expenses                                          0.16%
                                                        -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES                 0.70%
                                                        =====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------
                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Oakhurst      $72       $224       $390      $871
  Balanced Series
---------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.


42 Phoenix-Oakhurst Balanced Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.


                                                                                  YEAR ENDED DECEMBER 31,
                                                                                  -----------------------
                                                               1999          1998          1997          1996           1995
                                                               ----          ----          ----          ----           ----
Net asset value, beginning of period.................         $13.74         $12.26       $12.06        $12.30         $10.53
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).......................           0.34           0.33         0.38          0.36           0.40(1)
  Net realized and unrealized gain (loss)............           1.22           1.94         1.73          0.89           2.02
                                                               -----          -----        -----         -----          -----
    TOTAL FROM INVESTMENT OPERATIONS.................           1.56           2.27         2.11          1.25           2.42
                                                               -----          -----        -----         -----          -----
LESS DISTRIBUTIONS:
  Dividends from net investment income...............          (0.34)         (0.32)       (0.40)        (0.35)         (0.40)
  Dividends from net realized gains..................          (0.52)         (0.47)       (1.51)        (1.14)         (0.25)
                                                               -----          -----        -----         -----          -----
    TOTAL DISTRIBUTIONS..............................          (0.86)         (0.79)       (1.91)        (1.49)         (0.65)
                                                               -----          -----        -----         -----          -----
CHANGE IN NET ASSET VALUE............................           0.70           1.48         0.20         (0.24)          1.77
                                                               -----          -----        -----         -----          -----
NET ASSET VALUE, END OF PERIOD.......................         $14.44         $13.74       $12.26        $12.06         $12.30
                                                              ======         ======       ======        ======         ======
Total Return ........................................          11.57%         19.01%       17.93%        10.56%         23.28%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)..............       $293,915       $280,056     $231,180      $204,285       $193,302
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.................................           0.70%          0.68%        0.71%         0.68%          0.65%(2)
  Net investment income..............................           2.43%          2.58%        2.92%         2.93%          3.44%
Portfolio turnover rate..............................             61%           110%         181%          229%           223%

(1) Computed using average shares outstanding.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                             Phoenix-Oakhurst Balanced Series 43

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Oakhurst Growth and Income Series has an investment objective of seeking dividend growth, current income and capital appreciation. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  The series will invest in equity securities, primarily common stocks.
           Under normal circumstances the series will invest at least 65% of its total assets in equity securities.

[diamond]  Equity securities include common stock, preferred stock, securities that can be converted into common stock or preferred stock ("convertible securities") and warrants to purchase common stock or preferred stock.

[diamond]  The series' advisor uses a quantitative value strategy to pursue the series' investment objective. The strategy concentrates on the 1,500 largest companies traded in the United States. This strategy seeks securities of companies that are undervalued relative to the market in general and that have improving fundamentals.

[diamond]  The series will invest only in the 4 highest rating categories of convertible securities. These are commonly called "investment grade."

[diamond]  The series may engage in "securities lending" to increase its investment returns.

[diamond]  The series may invest up to 20% of its assets in securities of foreign (non-U.S.) issuers. Under normal circumstances, however, the series will not invest more than 10% of its assets in foreign securities.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series seeks to outperform the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") in total return and dividend yield. The S&P 500 total return can be negative. When this happens, the series may outperform the S&P 500 but still have a negative return. In that case the value of your shares would likely decline rather than increase. The advisor also may fail in its objective to outperform the S&P 500. Most of the series' investments will be in common stocks and other equity investments. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease. Increases in interest rates affecting the global economy, particular industries or specific companies can cause fixed income investments that the series may own to decline in value. This, too, can cause your share value to decrease.

    The advisor intends to invest nearly all of the series' assets in common stocks and other securities, rather than holding significant amounts of cash and short term investments. This can increase the series' net asset value more quickly if those investments increase in value. It can cause the series' net asset value to decrease more quickly if those investments decrease in value.

    This series also may invest in small companies as well as larger companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    This series may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due, the series can suffer losses.

    This series may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Oakhurst Growth & Income Series. The bar chart shows changes in the series' performance from year to year over its life.1 The table shows how the series' average annual returns for one year and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

PHOENIX-OAKHURST GROWTH & INCOME SERIES

[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
    1999                17.00

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 12.64% (quarter ended December 1999) and the lowest return for a quarter was -5.95% (quarter ended September 1999).

44 Phoenix-Oakhurst Growth and Income Series

----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS          ONE         LIFE OF
  (FOR THE PERIOD ENDED 12/31/99)(1)    YEAR      THE SERIES(2)
----------------------------------------------------------------
  Phoenix-Oakhurst Growth & Income     17.00%        20.59%
  Series
----------------------------------------------------------------
  S&P 500 Index(3)                     21.14%        22.06%
----------------------------------------------------------------

(1) The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2) Since March 2, 1998.

(3) The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The Index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None

Sales Charge imposed on reinvested dividends              None

Deferred Sales Charge                                     None

Redemption Fee                                            None

Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM SERIES' ASSETS)

Management Fees                                          0.70%

Distribution and Service (12b-1) Fees                     None

Other Expenses                                           0.31%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               1.01%
                                                         =====
(1) The series' investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Oakhurst Growth and Income Series' expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.15% of the average net assets of the series. After such reimbursement the series' actual total annual operating expenses were .85% for the year ended December 31, 1999.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------
                            1 YEAR 3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------
  Phoenix-Oakhurst
  Growth and
  Income Series              $103    $322    $558     $1,236
---------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Series" for information about expense reimbursement.


                                    Phoenix-Oakhurst Growth and Income Series 45

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                      FROM
                                                        YEAR       INCEPTION
                                                        ENDED      3/2/98 TO
                                                      12/31/99      12/31/98
                                                      --------     ---------
Net asset value, beginning of period................    $11.99       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)......................      0.07         0.05
  Net realized and unrealized gain (loss)...........      1.97         1.99
                                                         -----        -----
    TOTAL FROM INVESTMENT OPERATIONS................      2.04         2.04
                                                         -----        -----
LESS DISTRIBUTIONS:
  Dividends from net investment income..............     (0.07)       (0.05)
  Dividends from net realized gains                      (0.11)          --
                                                         -----          ---
  In excess of net investment income................     (0.05)          --
                                                         -----          ---
  Tax return of capital                                  (0.27)          --
                                                         -----          ---
    TOTAL DISTRIBUTIONS.............................     (0.50)       (0.05)
                                                         -----        -----
CHANGE IN NET ASSET VALUE...........................      1.54         1.99
                                                         -----        -----
NET ASSET VALUE, END OF PERIOD......................    $13.53       $11.99
                                                        ======       ======
Total Return........................................     17.00%       20.45%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).............  $101,834      $41,860
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3).............................      0.85%        0.85%(1)
  Net investment income.............................      0.71%        1.02%(1)
Portfolio turnover rate.............................        52%          81%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.01% and 1.46% for the periods ended December 31, 1999 and 1998, respectively.

46 Phoenix-Oakhurst Growth and Income Series

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
    The Phoenix-Oakhurst Strategic Allocation Series has an investment objective of high total return over an extended period of time consistent with prudent investment risk. There is no guarantee that the series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  The advisor will determine the allocation of investments among the 3 market segments -

           o   stocks
           o   bonds
           o   money market

[diamond]  The advisor will shift investment allocation among the 3 market segments.

[diamond]  The advisor will use active trading as a means of managing the portfolio.

[diamond]  Investment in the stock market segment will be made with the intent to achieve superior total rate of return over an extended period of time from both capital appreciation and current income.

[diamond]  Investment in the bond segment will be made with the intent to achieve as high a total rate of return as an annual basis as is considered consistent with preservation of capital.

[diamond]  Investment in the money market segment will be made with the intent to achieve high current income, preservation of capital and liquidity.

[diamond]  The series may invest up to 5% of its total assets in "junk bonds."

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value and/or to provide current income. Most of the series' investments will be in common stocks or debt instruments. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease. Dividend, interest and other distributions also can decrease or be eliminated entirely.

    The series also may invest in small companies as well as larger companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The series may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the series' portfolio. Foreign markets and currencies may not perform as well as U.S. markets.

    Implementation of the strategy requires that the advisor accurately anticipate the market segment(s) to emphasize or avoid.

    The Share may invest in financial futures contracts and options. The advisor will make these investments primarily to try to minimize the risk of other investments it makes for the series. These investments may not protect the series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the series to losses that could be unlimited.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Oakhurst Strategic Allocation Series. The bar chart shows changes in the series' performance from year to year over a 10-year period.1 The table shows how the series' average annual return for 1, 5 and 10 years and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
    1990                5.75
    1991               29.24
    1992               10.67
    1993               11.03
    1994               -1.45
    1995               18.22
    1996                9.05
    1997               20.73
    1998               20.79
    1999               11.26

(1) The series' average total returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 16.00% (quarter ended December 1998) and the lowest return for a quarter was -5.52% (quarter ended September 1998).

                                 Phoenix-Oakhurst Strategic Allocation Series 47

-----------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD           ONE      FIVE      TEN    LIFE OF THE
  ENDED 12/31/99)          YEAR     YEARS     YEARS    SERIES(1)
-----------------------------------------------------------------
  Phoenix-Oakhurst
  Strategic Allocation
  Series                  11.26%    15.90%   13.22%    13.52%
-----------------------------------------------------------------
  Balanced Benchmark(2)   11.55%    18.82%   13.34%    14.39%
-----------------------------------------------------------------
  Lipper Analytical
  Services Flexible        9.83%    16.47%   12.28%     N/A
  Portfolio Index(3)
-----------------------------------------------------------------
  S&P 500 Index(4)        21.14%    28.66%   18.25%    18.53%
-----------------------------------------------------------------
  Lehman Brothers
  Aggregate Bond Index(5) -0.83%     7.73%    7.70%    10.34%
-----------------------------------------------------------------
  Salomon Brothers         4.76%     5.21%    5.05%     5.84%
  Treasury Bill Index(6)
-----------------------------------------------------------------
(1) Since September 28, 1984.

(2) The Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company and includes net dividends reinvested.

(3) The Lipper Analytical Services Portfolio Index is an average of the largest mutual funds within the flexible portfolio category and includes net dividends reinvested.

(4) The S&P 500 Stock Index is an unmanaged, but commonly used measure of stock total return performance which includes net dividends reinvested. The index is not available for direct investment.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance. The index is not available for direct investment.

(6) The Salomon Brothers Treasury Bill Index is composed of short-term debt instruments where equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. Returns are calculated on a total-return basis with dividends reinvested, as reported by Frank Russell Company. The index is unmanaged and not available for direct investment.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                        None

Sales Charge imposed on reinvested dividends             None

Deferred Sales Charge                                    None

Redemption Fee                                           None

Exchange Fee                                             None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                         0.58%

Distribution and Service (12b-1) Fees                    None

Other Expenses                                          0.12%
                                                        -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES                 0.70%
                                                        =====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------
                        1 YEAR   3 YEARS  5 YEARS  10 YEARS

-------------------------------------------------------------
  Phoenix-Oakhurst
  Strategic
  Allocation Series      $72      $224     $390      $871
-------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.

48 Phoenix-Oakhurst Strategic Allocation Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.


                                                                                    YEAR ENDED DECEMBER 31,
                                                                                    -----------------------
                                                                 1999          1998          1997          1996          1995
                                                                 ----          ----          ----          ----          ----
Net asset value, beginning of period........................    $15.65        $14.12        $13.65        $13.63        $12.68
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............................      0.36          0.29          0.32          0.32          0.45
  Net realized and unrealized gain (loss)...................      1.36          2.57          2.46          0.91          1.84
                                                                  -----         -----         -----         -----         -----
    TOTAL FROM INVESTMENT OPERATIONS........................      1.72          2.86          2.78          1.23          2.29
                                                                  -----         -----         -----         -----         -----
LESS DISTRIBUTIONS:
  Dividends from net investment income......................     (0.36)        (0.28)        (0.33)        (0.31)        (0.45)
  Dividends from net realized gains.........................     (0.83)        (1.05)        (1.98)        (0.90)        (0.89)
                                                                 -----         -----         -----         -----         -----
   TOTAL DISTRIBUTIONS......................................     (1.19)        (1.33)        (2.31)        (1.21)        (1.34)
                                                                 -----         -----         -----         -----         -----
CHANGE IN NET ASSET VALUE...................................      0.53          1.53          0.47          0.02          0.95
                                                                 -----         -----         -----         -----         -----
NET ASSET VALUE, END OF PERIOD..............................    $16.18        $15.65        $14.12        $13.65        $13.63
                                                                ======        ======        ======        ======        ======
Total Return................................................     11.26%        20.79%        20.73%         9.05%        18.22%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands).....................  $476,709      $480,897      $429,002      $374,244      $353,838
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................      0.70%         0.68%         0.71%         0.70%         0.67%(1)
  Net investment income.....................................      2.21%         1.97%         2.09%         2.26%         3.28%
Portfolio turnover rate.....................................        65%          139%          368%          287%          170%

(1) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                 Phoenix-Oakhurst Strategic Allocation Series 49

PHOENIX-SCHAFER MID-CAP VALUE SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY


INVESTMENT OBJECTIVE
    Investment objective of the Phoenix-Schafer Mid-Cap Value Series is long-term capital appreciation. Current income is a secondary objective of the series. There is no guarantee that the series will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  The series will invest in securities which the Advisor believes offer the possibility of increase in value.

[diamond]  Investments will primarily be in common stocks of established companies having -

           o   a strong financial position
           o   a below average price/earnings ratio
           o   an above average prospective earnings and dividend growth rate
           o   total market capitalization between $1.0 billion and $7.5 billion

[diamond]  The series may invest in convertible securities.

[diamond]  The series may invest up to 20% of its total assets in securities of foreign issuers.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value and to provide current income. Most of the series' investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease.

    The series may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Schafer Mid-Cap Value Series. The bar chart shows changes in the series' performance from year to year over its life.1 The table shows how the series' average annual returns for one year and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.


PHOENIX-SCHAFER MID-CAP VALUE SERIES

[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
    1999               -10.28

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 9.01% (quarter ended June 1999) and the lowest return for a quarter was -15.6% (quarter ended September 1999).


----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS          ONE         LIFE OF
  (FOR THE PERIOD ENDED 12/31/99)(1)    YEAR      THE SERIES(2)
----------------------------------------------------------------
  Phoenix-Schafer Mid-Cap Value       -10.28%       -11.76%
  Series
----------------------------------------------------------------
  S&P 500 Index(3)                     21.14%        22.06%
----------------------------------------------------------------

(1) The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2) Since March 2, 1998.

(3) The S&P 500 Index is an unmanaged, but commonly used measure of stock market total return performance which includes net dividends reinvested. The Index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                       None

Sales Charge imposed on reinvested dividends            None

Deferred Sales Charge                                   None

Redemption Fee                                          None

Exchange Fee                                            None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                        1.05%

Distribution and Service (12b-1) Fees                   None

Other Expenses                                         1.53%
                                                       -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES()              2.58%
                                                       =====

(1) The series' investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Schafer Mid-Cap Value Series' expenses other than management fees to the extent that such expenses exceed 0.15%. Actual total Annual series Operating Expenses after expense reimbursement were 1.20% for the year ended December 31, 1999.

50 Phoenix-Schafer Mid-Cap Value Series

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------
                          1 YEAR   3 YEARS  5 YEARS 10 YEARS

--------------------------------------------------------------
  Phoenix-Schafer          $261     $802    $1,370   $2,915
  Mid-Cap Value Series
--------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.



FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                   FROM
                                                     YEAR       INCEPTION
                                                     ENDED      3/2/98 TO
                                                   12/31/99      12/31/98
                                                   --------     ---------
Net asset value, beginning of period.............    $ 8.84       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...................      0.11         0.03(4)
  Net realized and unrealized gain (loss)........     (1.02)       (1.16)
                                                      -----        -----
    TOTAL FROM INVESTMENT OPERATIONS.............     (0.91)       (1.13)
                                                      -----        -----
LESS DISTRIBUTIONS
  Dividends from net investment income...........     (0.11)       (0.03)
    TOTAL DISTRIBUTIONS..........................     (0.11)       (0.03)
                                                      -----        -----
CHANGE IN NET ASSET VALUE........................     (1.02)       (1.16)
                                                      -----        -----
NET ASSET VALUE, END OF PERIOD...................     $7.82        $8.84
                                                      =====        =====
Total Return.....................................    (10.28)%     (11.37)%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)..........   $8,635        $7,896
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)..........................      1.20%        1.20%(1)
  Net investment income..........................      1.40%        0.52%(1)
Portfolio turnover rate..........................        29%          21%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.58% and 2.77% for the periods ended December 31, 1999 and 1998, respectively.
(4) Computed using average shares outstanding.

                                         Phoenix-Schafer Mid-Cap Value Series 51

PHOENIX-SENECA MID-CAP GROWTH SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Seneca Mid-Cap Growth Series has an investment objective of capital appreciation. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  The series will invest in equity securities, primarily common stocks of growth companies. Under normal circumstances the series will invest at least 65% of its total assets in companies with market capitalizations between $500 million and $5 billion. The series may at times have significant investments in companies with higher or lower market capitalizations.

[diamond]  The advisor is responsible for managing the series' investment program and the general operation of the series. The subadvisor manages the investments of the series by selecting securities of companies that meet certain fundamental standards and that the subadvisor believes will demonstrate greater long-term earnings growth than the average company included in the S&P Midcap 400 Index.

[diamond]  The subadvisor may buy securities in anticipation of short-term price gains.

[diamond]  The series may invest in preferred stocks, warrants and debt instruments, including bonds convertible into common stocks.

[diamond]  The series may invest up to 35% of its net assets in below investment grade bonds (so called "junk bonds").

[diamond]  The series may lend up to one-third of its net assets at market value to increase its investment returns.

[diamond]  The series may invest up to 20% of its assets in securities of foreign (non-U.S.) issuers.

[diamond]  The series may invest up to 20% of its net assets in options and futures contracts. The series intends to invest in these securities primarily for "hedging" purposes but may invest up to 5% of its net assets in these securities as an investment unrelated to hedging purposes.

[diamond]  The series may invest up to 15% of its assets in securities that are not liquid, such as private placements and repurchase agreements that have maturities of more than 7 days.

[diamond]  Temporary Defensive Strategy. If the subadvisor believes that market conditions are not favorable to the series' principal strategies, the series may invest without limit in cash and cash equivalents. When this happens, the series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the subadvisor expects to increase in value. Most of the series' investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease. Decreases in share value from day to day will be "paper" losses unless you actually sell your shares. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined.

    The series may buy securities in anticipation of short-term price gains. Gains depend on the ability of the subadvisor to predict correctly the increase to securities prices. Securities prices may not increase as anticipated. This may increase the series' overall trading volume especially if prices do not rise as expected. Frequent and active trading may increase transaction costs for the series.

    The series' investment focus is on companies with medium capitalizations. It also may invest in small companies as well as large companies. Investments in companies with small and medium capitalizations make the series more volatile than series which invest in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The series may invest in below investment grade securities (so called "junk bonds"). Below investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series would lose income and could expect a decline in the market value of the securities.

    The series may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due, the series can suffer losses.

    The series may invest in companies in foreign countries. Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

52 Phoenix-Seneca Mid-Cap Growth Series

    The series may buy and write options and enter into futures contracts and swap agreements primarily to minimize the risk of other investments it makes for the series. These investments may not protect the series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the series to losses that could be unlimited.

    The series may invest in illiquid securities that cannot be sold quickly. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Seneca Mid-Cap Growth Series. The bar chart shows changes in the series' performance from year to year over its life.1 The table shows how the series' average annual returns for one year and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

PHOENIX-SENECA MID-CAP GROWTH SERIES

[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
    1999               45.62

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 44.87% (quarter ended December 1999) and the lowest return for a quarter was -4.06% (quarter ended March 1999).


----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS          ONE         LIFE OF
  (FOR THE PERIOD ENDED 12/31/99)(1)    YEAR      THE SERIES(2)
----------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth        45.62%        36.67%
  Series
----------------------------------------------------------------
  S&P Mid-Cap 400 Index(3)             14.72%        14.77%
----------------------------------------------------------------

(1) The series' total return in this table does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2) Since March 2, 1998.

(3) The S&P Mid-Cap 400 Index is an unmanaged, but commonly used measure of total return performance of mid-capitalization companies which includes net dividends reinvested. The Index is not available for direct investment.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                         None

Sales Charge imposed on reinvested dividends              None

Deferred Sales Charge                                     None

Redemption Fee                                            None

Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM SERIES' ASSETS)

Management Fees                                          0.80%

Distribution and Service (12b-1) Fees                     None

Other Expenses                                           1.24%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)               2.04%
                                                         =====

(1) The series' investment advisor has agreed to reimburse through December 31, 2000 the Phoenix-Seneca Mid-Cap Growth Series' operating expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.25%. Actual Total Annual series' Operating Expenses after expense reimbursement were 1.05% for the year ended December 31, 1999.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------
                          1 YEAR   3 YEARS  5 YEARS 10 YEARS
--------------------------------------------------------------
  Phoenix-Seneca Mid-Cap   $207     $640    $1,098   $2,369
  Growth Series
--------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.


                                         Phoenix-Seneca Mid-Cap Growth Series 53

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                   FROM
                                                     YEAR       INCEPTION
                                                     ENDED      3/2/98 TO
                                                   12/31/99      12/31/98
                                                   --------     ---------
Net asset value, beginning of period.............    $12.16       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...................      --(4)        0.01(4)
  Net realized and unrealized gain (loss)........      5.54         2.16
                                                      -----        -----
    TOTAL FROM INVESTMENT OPERATIONS.............      5.54         2.17
                                                      -----        -----
LESS DISTRIBUTIONS
  Dividends from net investment income...........       --         (0.01)
                                                       ---         -----
  Dividends from net realized gains..............     (0.42)         --
                                                      -----         ---
    TOTAL DISTRIBUTIONS..........................     (0.42)       (0.01)
                                                      -----        -----
CHANGE IN NET ASSET VALUE........................      5.12         2.16
                                                      -----        -----
NET ASSET VALUE, END OF PERIOD...................    $17.28       $12.16
                                                     ======       ======
Total Return.....................................     45.62%       21.75%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)..........   $21,857       $7,897
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)..........................      1.05%        1.05%(1)
  Net investment income (loss)...................     (0.33)%       0.15%(1)
Portfolio turnover rate..........................       169%         127%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.04% and 2.82% for the periods ended December 31, 1999 and 1998, respectively.
(4) Computed using average shares outstanding.

54 Phoenix-Seneca Mid-Cap Growth Series

PHOENIX-SENECA STRATEGIC THEME SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
    The Phoenix-Seneca Strategic Theme Series has an investment objective of long-term capital appreciation through investing in securities of companies benefiting from long-term trends present in the United States and abroad. There is no guarantee that the series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond]  The series will invest primarily in common stocks of companies believed by the advisor to have substantial potential for capital growth by being well positioned to benefit from -

           o   cultural
           o   demographic
           o   regulatory
           o   social
           o   technological
           changes worldwide.

[diamond]  The advisor will seek to identify those companies which, in addition to being well positioned to benefit from identified themes, also -

           o  have good financial resources
           o  provide satisfactory return on capital
           o  has enhanced industry position
           o  has demonstrated superior management skills

[diamond]  Advisor will establish strategic themes (major changes affecting markets for a prolonged periods of time) and tactical themes (focused, short-term).

[diamond]  The series may invest in preferred stocks, investment grade bonds, convertible preferred stocks and convertible debentures.

[diamond]  The series may invest up to 35% of its total assets in securities of foreign issuers.

PRINCIPAL RISKS
    If you invest in this series, you risk that you may lose your investment.

    The series will seek to increase the value of your shares by investing in securities the advisor expects to increase in value. Most of the series' investments will be in common stocks and other equity securities. Conditions affecting the overall economy, specific industries or companies in which the series invests can be worse than expected. As a result, the value of your shares may decrease.

    The series may invest in securities issued by small companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The series may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

    Investing in a single economic theme can make the series more vulnerable to adverse economic, political or regulatory developments than a diversified portfolio.

    The advisor may not accurately anticipate emerging market trends, or may not exploit such investment opportunities, or may not divest such investments at the proper time.

PERFORMANCE TABLES
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Seneca Strategic Theme Series. The bar chart shows changes in the series' performance from year to year over its life.1 The table shows how the series' average annual returns for one year and for the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

PHOENIX-SENECA STRATEGIC THEME SERIES

[GRAPHIC OMITTED]

CALENDAR YEAR     ANNUAL RETURN (%)
    1997               17.16
    1998               44.69
    1999               54.98

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 37.46% (quarter ended December 1998) and the lowest return for a quarter was -7.15% (quarter ended September 1998).

                                        Phoenix-Seneca Strategic Theme Series 55

---------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                     LIFE OF
  (FOR THE PERIODS ENDED 12/31/99)   ONE YEAR    THE SERIES(1)
---------------------------------------------------------------
  Phoenix-Seneca Strategic Theme      54.98%        31.16%
  Series
---------------------------------------------------------------
  S&P MidCap 400 Index(2)             14.72%        21.71%
---------------------------------------------------------------
  S&P 500 Index(3)                    21.14%        26.65%
---------------------------------------------------------------

(1) Since January 29, 1996.

(2) The S&P MidCap 400 is an unmanaged index composed of companies with market capitalizations between $300 million and $5 billion which includes net dividends reinvested.
(3) The S&P 500 Index is an unmanaged, commonly used measure of stock total return performance which includes net dividends reinvested. The Index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge imposed on purchases                        None

Sales Charge imposed on reinvested dividends             None

Deferred Sales Charge                                    None

Redemption Fee                                           None

Exchange Fee                                             None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM SERIES' ASSETS)

Management Fees                                         0.75%

Distribution and Service (12b-1) Fees                    None

Other Expenses                                          0.22%
                                                        -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES                 0.97%
                                                        =====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------
                            1 YEAR  3 YEARS  5 YEARS 10 YEARS

---------------------------------------------------------------
  Phoenix-Seneca Strategic    $99     $309    $536    $1,190
  Theme Series
---------------------------------------------------------------
    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the series' investment advisor.


56 Phoenix-Seneca Strategic Theme Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in both the Statement of Additional Information and Annual Report, which are available upon request.

                                                                                                                FROM
                                                                           YEAR ENDED DECEMBER 31,           INCEPTION
                                                                           -----------------------           1/29/96 TO
                                                                        1999          1998         1997       12/31/96
                                                                        ----          ----         ----      ----------
Net asset value, beginning of period................................   $15.40         $11.32       $10.98       $10.00
INCOME FROM INVESTMENT OPERATIONS                                         --
  Net investment income (loss)......................................                    0.01         0.05         0.04
  Net realized and unrealized gain (loss)...........................     8.19           5.03         1.82         0.99
                                                                        -----          -----        -----        -----
    TOTAL FROM INVESTMENT OPERATIONS................................     8.19           5.04         1.87         1.03
                                                                        -----          -----        -----        -----
LESS DISTRIBUTIONS                                                        --
  Dividends from net investment income..............................                   (0.01)       (0.05)       (0.04)
  Dividends from net realized gains.................................    (2.36)         (0.95)       (1.16)          --
  In excess of net realized gains...................................    (0.55)            --        (0.31)          --
  Tax return of capital.............................................    (0.47)            --        (0.01)       (0.01)
                                                                        -----          -----        -----         -----
    TOTAL DISTRIBUTIONS.............................................    (3.38)         (0.96)       (1.53)       (0.05)
                                                                        -----          -----        -----        -----
CHANGE IN NET ASSET VALUE...........................................     4.81           4.08         0.34         0.98
                                                                        -----          -----        -----        -----
NET ASSET VALUE, END OF PERIOD......................................   $20.21         $15.40       $11.32       $10.98
                                                                       ======         ======       ======       ======
Total Return........................................................    54.98%         44.69%       17.16%       10.33%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)............................. $177,351        $75,098      $47,620      $25,972
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................................................     0.97%          0.99%        1.00%(3)     1.00%(1,3)
  Net investment income (loss)......................................    (0.18)%        (0.01)%       0.42%        0.64%(1)
Portfolio turnover rate.............................................      150%           364%         642%         391%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.14% and 1.28% for the periods ended December 31, 1997 and 1996, respectively.

                                        Phoenix-Seneca Strategic Theme Series 57

ADDITIONAL DISCUSSION OF EACH SERIES' INVESTMENT STRATEGIES AND MANAGEMENT
--------------------------------------------------------------------------------

PHOENIX-ABERDEEN INTERNATIONAL SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The series' investment objective is high total return consistent with reasonable risk. There is no guarantee that the series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests in a diversified portfolio of securities of non-U.S. issuers, including companies, governments, governmental agencies and international organizations. The series may invest in any region of the world. Under normal circumstances, the series will invest at least 80% of its total assets in the securities of issuers located in at least 3 different countries.

    The series will invest primarily in common stocks. The series also may invest in other equity securities, including preferred stocks, securities convertible into common stocks, warrants and rights to purchase common stock, and in bonds, notes and other debt securities. Although the series intends to invest primarily in established companies, the series may invest in securities of issuers of any size, in countries with developed markets and countries with emerging markets.

    The series also may invest in nonconvertible fixed income securities of non-U.S. issuers when the advisor feels that such securities are appropriate for the achievement of the series' investment objective. Market values of fixed income securities typically move in the opposite direction from changes in interest rates. Therefore, investing in fixed income securities can provide an opportunity for capital appreciation when interest rates are expected to decline.

    The nonconvertible fixed income securities referred to above may consist of:

[diamond] Corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the 3 highest rating categories of rating services or, if unrated, are deemed by the advisor to be of comparable credit quality.

[diamond] Securities issued by foreign governments and supranational agencies
          (such as the World Bank).

    The series may invest up to 10% of its net assets in fixed income securities rated below investment grade (commonly referred to as "junk bonds").

    Temporary defensive strategy: if the advisor believes that market conditions are not favorable to the series' principal strategies, the series may invest without limit in U.S. government securities and in money market instruments. When this happens, the series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is total return. The advisor intends to invest assets so that your shares increase in value. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series share values may decline. Share values also can decline if the specific companies selected for series investment fail to perform as the advisor or subadvisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

FOREIGN INVESTING
    The series will invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards;

[diamond] generally higher commission rates on foreign portfolio transactions;

[diamond] differences and inefficiencies in transaction settlement systems;

[diamond] the possibility of expropriation or confiscatory taxation;

[diamond] adverse changes in investment or exchange control regulations;

[diamond] political instability; and

[diamond] potential restrictions on the flow of international capital.

58 Phoenix Edge Series Fund

    Political and economic uncertainty as well as relatively less public information about investments may negatively impact the series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly-available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Significant portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.

    Effective January 1, 1999, 11 European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the series' portfolio:

[diamond] known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] currency exchange rate risk and derivatives exposure (including the disappearance or price sources, such as certain interest rate indices); and

[diamond] potential tax consequences.

EMERGING MARKET INVESTING
    The series may invest in companies located in emerging market countries and regions. Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

    The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in these countries.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in large and small companies throughout the world. Companies with small capitalization are often companies with a limited operating history or companies in industries which have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

MUTUAL FUND INVESTING
    The series may invest in other mutual funds to take advantage of investment opportunities in certain countries where the series otherwise would not be able to invest or where the size of a series investment in any particular country would be too small. The series may invest up to 10% of its assets in the shares of other mutual funds.

                                                     Phoenix Edge Series Fund 59

However, the series will not invest more than 5% of its assets in any one mutual fund. When the series purchases shares of another mutual fund, the assets invested in the other mutual fund incur a layering of expenses, including operating costs, advisory fees, and administrative fees that you indirectly bear.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 additional mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.

    Aberdeen Fund Managers, Inc. ("Aberdeen") is the investment subadvisor to the series and is located at One Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. Aberdeen acts as subadvisor to 2 other funds. As of December 31, 1999, Aberdeen had $1.65 billion under management.

    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the series' portfolio and managing the series' assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of the series' net assets at the following rates.

---------------------------------------------------------------
                      First          Next           Over
                  $250,000,000   $250,000,000   $500,000,000
---------------------------------------------------------------
  Management         0.75%          0.70%          0.65%
  Fee
---------------------------------------------------------------

    During the series' last fiscal year, it paid total management fees of $1,915,372. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.75%. The total advisory fee of 0.75% of the aggregate net assets of the series is greater than that for most mutual funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the series.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

PORTFOLIO MANAGEMENT
    The investment and trading decisions for the Phoenix-Aberdeen International Series are made by a team of the advisor's equity investment professionals. The advisor has retained Aberdeen Fund Managers, Inc. for advice and assistance in making investment and trading decisions. Aberdeen Fund Managers, Inc. does not have discretionary authority to manage the Phoenix-Aberdeen International series.

PHOENIX-ABERDEEN NEW ASIA SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The series has an investment objective of long-term capital appreciation. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests in a diversified portfolio of primarily equity securities of companies located in Asia (other than Japan). Under normal circumstances, the series intends to invest at least 65% of its total assets invested in the equity securities of such companies.

    The advisor selects securities of companies that meet certain fundamental standards and that the advisor believes have the market potential for above average market appreciation.

    The series will, under normal circumstances, invest at least 65% of its total assets in a diversified portfolio of equity securities of issuers organized and principally doing business in Asia, other than Japan, and whose principal securities, such as common stock, are actively traded on recognized stock exchanges of those countries.

    A company is principally operating in Asia if

[diamond] at least 50% of revenues or profits are from Asian countries or

[diamond] at least 50% of their assets are located in Asian countries.

    The series ordinarily will be invested in 3 or more of the following countries:

     o China                    o Hong Kong
     o India                    o Indonesia
     o South Korea              o Malaysia
     o Pakistan                 o Philippines
     o Singapore                o Sri Lanka
     o Taiwan                   o Thailand

60 Phoenix Edge Series Fund

    If the advisor considers it appropriate, the series also may invest in South Pacific nations such as Australia and New Zealand.

    In determining the appropriate distribution of investments among various countries and geographic regions, the advisor ordinarily will consider the following factors:

[diamond] prospects for relative economic growth among Asian countries;

[diamond] expected levels of inflation;

[diamond] relative price levels of the various capital markets;

[diamond] governmental policies influencing business conditions;

[diamond] the outlook for currency relationships; and

[diamond] the range of individual investment opportunities available to the international investor.

    The series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investments characteristics, such as:

[diamond] higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases.

    In certain countries, investments may be made only by investing in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. The series may therefore invest in the securities of other investment companies subject to the limitations. The series' purchase of the securities of other investment companies (and closed-end companies) results in the layering of expenses, including operating costs, investment advisory and administrative fees.

    The series may establish and maintain reserves of up to 100% of its assets for temporary defensive purposes under abnormal market or economic conditions. The series' reserves may be invested in domestic as well as foreign short-term money market instruments, including, but not limited to:

[diamond] government obligations;

[diamond] certificates of deposit;

[diamond] bankers' acceptances;

[diamond] time deposits;

[diamond] commercial paper;

[diamond] short-term corporate debt securities; and

[diamond] repurchase agreements.

    When the series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the series' investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

FOREIGN INVESTING
    The series invests in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards;

[diamond] generally higher commission rates on foreign portfolio transactions;

[diamond] differences and inefficiencies in transaction settlement systems;

[diamond] the possibility of expropriation or confiscatory taxation;

[diamond] adverse changes in investment or exchange control regulations;

[diamond] political instability; and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

    Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity.

    Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such

                                                     Phoenix Edge Series Fund 61
respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the series' assets will be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

    In addition, when certain foreign countries experience economic difficulties, there is an increased risk that the foreign government may impose restrictions on the free exchange of its currency.

    Effective January 1, 1999, 11 European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the series' portfolio:

[diamond] known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] potential tax consequences.

EMERGING OR DEVELOPING MARKETS
    The series will make investments in developing or emerging countries which involve exposure to economic systems that are generally less diverse and mature than in the United States, and to political systems that are less stable. In the past, markets of developing countries have been more volatile than the markets of developed countries.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix-Aberdeen International Advisors, LLC ("PAIA") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PAIA also acts as the investment advisor to Phoenix-Aberdeen Series Fund. As of December 31, 1999, PAIA had $60.9 million in assets under management.

    Subject to the direction of the Fund's Board of Trustees, PAIA is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. PAIA manages the series' assets to conform with the investment policies as described in this prospectus. The series pays PAIA a monthly investment management fee that is accrued daily against the value of the series' net assets at the rate of 1.00% annually.

    During the series' last fiscal year, the series paid total management fees of $131,315. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 1.00%.

PORTFOLIO MANAGEMENT

    Aberdeen Fund Managers, Inc. ("Aberdeen") is the investment subadvisor to the series and is located at One Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. Aberdeen acts as subadvisor to 2 other funds. As of December 31, 1999, Aberdeen had $1.65 billion assets under management.

PHOENIX-BANKERS TRUST DOW 30 SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    Phoenix-Bankers Trust Dow 30 Series seeks to track the total return of the Dow Jones Industrial Average(SM) (the "DJIA(SM)") before fund expenses. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series is an "index fund" and invests primarily in the equity securities of the 30 companies comprising the DJIA(SM) (known as the "Dow 30(SM)") in the same proportions that they are represented in the DJIA(SM). The series employs a "passively" managed investment approach.

    The DJIA(SM) currently consists of 30 of the most widely held and actively traded stocks listed on the New York Stock Exchange. The stocks in the DJIA(SM) represent companies that typically are dominant firms in their respective industries. Normally, the series will invest substantially all of its total assets in the stocks of the DJIA(SM) and "Equity Equivalents" (described below) that offer participation in the performance of the stocks in the DJIA(SM). The portion of the series' total assets invested in the stocks in the DJIA(SM) will vary from time to time.

62 Phoenix Edge Series Fund

    Equity Equivalents include stock index futures contracts and publicly-traded index securities (such as DIAMONDS(SM)). Stock index futures contracts are agreements whereby 2 parties agree to take or make delivery of an amount of cash based on the value of an index (such as the DJIA(SM)) on specified future date. Investment in index futures contracts allows an investor to participate in the performance of the index without the costs of buying the stocks comprising the index. DIAMONDS represent proportionate undivided interests in a portfolio of securities consisting of all of the component common stocks of the DJIA(SM) and are listed on the American Stock Exchange. Equity Equivalents may be used for several purposes: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the DJIA(SM).

    The series will attempt to achieve a correlation between the total return performance of its portfolio and that of the total return of the DJIA(SM) of at least .98 before expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the series' net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the total return of the DJIA(SM). The investment manager monitors the correlation of the performance of the series in relation to the DJIA(SM) under the supervision of PVA and the Board of Trustees. In the unlikely event that a high correlation is not achieved, PVA and the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.

RISKS RELATED TO INVESTMENT STRATEGIES
    You could lose money on your investment in the series, or the series could under perform other investments, if the value of the DJIA(SM) goes down. Unlike other funds that do not attempt to track an index, the series may not use certain techniques to reduce the risk of loss. For example, the series will not keep any significant portion of its assets in cash. As a result, the series may go down in value more than an actively managed fund in the event of a general market decline. In addition, because the series has expenses whereas the DJIA(SM) does not, the series' performance will tend to underperform the performance of the DJIA(SM).

    The series' "non-diversified" status allows it to invest more than 5% of its assets in the stock of a single company. To the extent the series invests a greater percentage of its assets in a single company, it has greater exposure to the performance and risks of the stock of that company.

    An investment in the series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series and is located at One American Row, Hartford, CT 06102-5056. PVA also acts as the investment advisor for 7 other series. PVA is an investment advisor created to actively monitor and manage subadvisor performance.

    Bankers Trust Company ("Bankers Trust") serves as subadvisor to the Phoenix-Bankers Trust Dow 30 Series. Bankers Trust, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is an indirect subsidiary of Deutsche Bank AG ("Deutsche Bank"), and has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. Deutsche Bank is split into 5 business divisions, including Deutsche Asset Management, which encompasses the investment management capabilities of Bankers Trust. At March 31, 2000, Deutsche Asset Management had $578 billion in assets under management globally; and in the U.S., Deutsche Asset Management is responsible for $253.5 billion in client assets. As of March 31, 2000, Bankers Trust Company had approximately $223.8 billion in assets under management.

    PVA, subject to the supervision and direction of the Board of Trustees, is responsible for assuring that the series is managed in accordance with the series' investment objective and stated investment policies. Bankers Trust, as subadvisor, is responsible for the day-to-day management of the holdings of the series, makes investment decisions for the series, places orders to purchase and sell securities and other financial instruments on behalf of the series and employs professional investment managers and securities analysts who provide research services to the series. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as Advisor.

    The series pays PVA a monthly investment management fee that is accrued daily against the value of that series' net assets at the rate of 0.35%.

PORTFOLIO MANAGEMENT

    Lead portfolio manager, James A. Creighton is a Managing Director and Head of Global Index Management for Deutsche Asset Management. Prior to joining Deutsche Asset Management, Jim was Managing Director and Chief Investment Officer of Global Index Investments at Barclays Global Investors, where he led the global index and investment process, including portfolio management, trading and fund accounting. Prior to his appointment as Chief Investment Officer at BGI, Jim was Division President of Barclays Global Investors Canada Limited, responsible for the overall management of the firm. Previous business experience includes Group Manager of Trafalgar Capital Management, a Canadian investment counseling firm specializing in quantitative and passive


                                                     Phoenix Edge Series Fund 63
management strategies, and Head of Group Operations at The Maritime Life Assurance Company, a Canadian insurance company. Jim received his MSc in Actuarial Science from Northeastern University and a BSc in Mathematics from Dalhousie University. Jim is a fellow of the Society of Actuaries and of the Canadian Institute of Actuaries.

PLEASE NOTE:

    This series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the series or to any member of the public regarding the advisability of investing in securities generally or in this series particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the Fund or the series. Dow Jones has no obligation to take the needs of Fund or the investors in the series into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the series to be issued or in the determination or calculation of the equation by which shares of the series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the series.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

PHOENIX-Bankers Trust Nasdaq-100 Index(R) SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    Phoenix-Bankers Trust Nasdaq-100 Index(R) Series seeks to track the total return of the Nasdaq-100 Index(R) (the "Index") before fund expenses. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series is an "index fund" and invests primarily in the equity securities of the 100 companies comprising the Index in the same proportions that they are represented in the Index. The series employs a "passively" managed investment approach.

    The Index currently consists of 100 of the largest non-financial companies whose stock is actively traded and listed on The Nasdaq Stock Market, Inc. The stocks in the Index represent companies that typically are among the largest but not the most dominant firms in their respective industries. Normally, the series will invest substantially all of its total assets in the stocks of the Index and "Equity Equivalents" (described below) that offer participation in the performance of the stocks in the Index. The portion of the series' total assets invested in the stocks in the Index will vary from time to time.

     Equity Equivalents include stock index futures contracts and publicly-traded index securities. Stock index futures contracts are agreements whereby 2 parties agree to take or make delivery of an amount of cash based on the value of an index (such as the Index) on a specified future date. Investment in index futures contracts allows an investor to participate in the performance of the index without the costs of buying the stocks comprising the index. Equity Equivalents may be used for several purposes: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the Index.

    The series will attempt to achieve a correlation between the total return performance of its portfolio and that of the total return of the Index of at least .98% before expenses. A correlation of 1.00% would indicate perfect correlation, which would be achieved when the series' net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the total return of the Index. The investment manager monitors the correlation of the performance of the series in relation to the Index under the supervision of PVA and the Board of Trustees. In the unlikely event that a high correlation is not achieved, PVA and the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.

64 Phoenix Edge Series Fund

RISKS RELATED TO INVESTMENT STRATEGIES
    You could lose money on your investment in the series, or the series could underperform other investments, if the value of the Index goes down. Unlike other funds that do not attempt to track an index, the series may not use certain techniques to reduce the risk of loss. For example, the series will not keep any significant portion of its assets in cash. As a result, the series may go down in value more than an actively managed fund in the event of a general market decline. In addition, because the series has expenses whereas the Index does not, the series' performance will tend to underperform the performance of the Index.

    The series' "non-diversified" status allows it to invest more than 5% of its assets in the stock of a single company. To the extent the series invests a greater percentage of its assets in a single company, it has greater exposure to the performance and risks of the stock of that company.

    An investment in the series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the Series and is located at One American Row, Hartford, CT 06102-5056. PVA also acts as the investment advisor for 8 other series. PVA is an investment advisor created to actively monitor and manage subadvisor performance.

    Bankers Trust Company ("Bankers Trust") serves as subadvisor to the Phoenix-Bankers Trust Nasdaq-100 Index(R) Series. Bankers Trust, a New York banking corporation with principal offices at 130 Liberty, New York, New York 10006, is an indirect subsidiary of Deutsche Bank AG ("Deutsche Bank"), and has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. Deutsche Bank is split into 5 business divisions, including Deutsche Asset Management, which encompasses the investment management capabilities of Bankers Trust. At March 31, 2000, Deutsche Asset Management had $578 billion in assets under management globally; and in the U.S., Deutsche Asset Management is responsible for $253.5 billion in client assets. As of March 31, 2000, Bankers Trust Company had approximately $223.8 billion in assets under management.

    PVA, subject to the supervision and direction of the Board of Trustees, is responsible for assuring that the series is managed in accordance with the series' investment objective and stated investment policies. Bankers Trust, as subadvisor, is responsible for the day-to-day management of the holdings of the series, makes investment decisions for the series, places orders to purchase and sell securities and other financial instruments on behalf of the series and employs professional investment managers and securities analysts who provide research services to the series. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as Advisor.

    The series pays PVA a monthly investment management fee that is accrued daily against the value of that series' net assets at the rate of 0.35%.

PORTFOLIO MANAGEMENT

    Lead portfolio manager, Patrick Cannon is Director and Head of US Index Management for Deutsche Asset Management. Prior to joining Deutsche Asset Management, Patrick was Principal and Head of Small Cap Equities at Barclays Global Investors and a member of the global index investment sub-committee (GIISC). At BGI, he oversaw approximately $45 billion in US equity assets indexed to Russell, Wilshire, S&P, BGI Small Cap and REIT Indices. Prior to his appointment as Head of Small Cap at BGI, he was the Global Equity Index Strategist at BGI reporting to the Global Head of Indexing. In this position, he played an integral role in re-engineering the index investment process and technology platform both in the US and throughout BGI globally. Before this role at BGI, he was responsible for managing and trading all index portfolios at Barclays Global Investors Australia Limited. Previous business experience includes a role as Quantitative Asset Consultant for IPAC Securities Limited, an Australian investment consulting and securities firm, and as Company Statistician for Johnson and Johnson Pacific, a subsidiary of Johnson and Johnson US. Patrick holds a first class honours in Mathematics majoring in Statistics from the University of Newcastle, Australia.

PLEASE NOTE:

    The series is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the series. The Corporations make no representation or warranty, express or implied to the owners of the series or any member of the public regarding the advisability of investing in securities generally or in the series particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Phoenix Edge Series Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the series. Nasdaq has no obligation to take the needs of the Licensee or the owners of the series into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the series to be issued or in the determination or calculation

                                                     Phoenix Edge Series Fund 65
of the equation by which the series is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the series.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Duff & Phelps Real Estate Securities Series has an investment objective of capital appreciation and income with approximately equal emphasis on each. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series will invest in marketable securities of publicly traded real estate investment trusts ("REITs") and companies that are principally engaged in the real estate industry. Under normal circumstances, the series intends to invest at least 75% of the series' total assets in these securities.

    REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs.

[diamond] Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value.

[diamond] Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

[diamond] Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

    The series intends to emphasize investment in equity REITs.

    In determining whether an issuer is "principally engaged" in the real estate industry, the advisor seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. The equity securities of real estate companies considered for purchase by the series will consist of shares of beneficial interest, marketable common stock, rights or warrants to purchase common stock, and securities with common stock characteristics such as preferred stock and debt securities convertible into common stocks.

    The series also may invest up to 25% of its total assets in

[diamond] marketable debt securities of companies principally engaged in the real estate industry;

[diamond] mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOS");

[diamond] short-term investments.

    The series invests in debt securities only if, at the date of investment, they are rated within the 4 highest grades as determined by Moody's or by S&P or, if not rated are judged by the advisor to be of equivalent quality. Securities rated at the lowest of the 4 grades are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened ability to make principal and interest payments in the case of such obligations than is the case of higher grade securities. The series is not required to dispose of debt securities whose credit quality falls below investment grade. Unrated debt securities may be less liquid then comparable rated debt securities and may involve somewhat greater risk then rated debt securities.

    For temporary defensive purposes (as when market conditions in real estate securities are so extraordinarily adverse that the advisor believes there are extraordinary risks associated with investment in those securities), the series may invest up to 100% of its total assets in short-term investments such as:

[diamond] money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

66 Phoenix Edge Series Fund

[diamond] repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million;

[diamond] high-grade commercial paper rated at time of purchase in the top 2 categories by a national rating agency or determined to be of comparable quality by the advisor; and

[diamond] other long- and short-term instruments which are rated A or higher by S&P or Moody's at the time of purchase.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is capital appreciation and income. The value of your shares is based on the market value of the series' investments. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In the case of fixed income securities, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Income distribution also will affect the series' return. If the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that your should note.

    The series is "non-diversified" under the federal securities laws. As a non-diversified portfolio, there is no restriction on the percentage of assets that may be invested at any time in the securities of any one issuer. To the extent that the series is in fact not well diversified, it may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

    Although the series does not invest directly in real estate, it does invest primarily in real estate securities and, as a result, the value of shares of the series will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include:

[diamond] possible declines in the value of real estate;

[diamond] risks related to general and local economic conditions;

[diamond] possible lack of availability of mortgage funds;

[diamond] overbuilding;

[diamond] extended vacancies of properties;

[diamond] increases in competition, property taxes and operating expenses;

[diamond] changes in zoning laws;

[diamond] costs of clean-up of and liability for environmental problems;

[diamond] casualty or condemnation losses;

[diamond] uninsured damages from flood, earthquakes or other natural disasters;

[diamond] limitations on and variations in rents;

[diamond] dependency on property management skill;

[diamond] the appeal of properties to tenants; and

[diamond] changes in interest rates.

    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are:

[diamond] dependent upon management skills,

[diamond] are not diversified, and

[diamond] are subject to the risks of financing projects.

    The series may invest in new or unseasoned REIT issuers and it may be difficult or impossible for the advisor to ascertain the value of the REIT's underlying assets, management capabilities and growth prospects. REITs whose underlying assets include long-term health care projects, such as nursing, retirement and assisted living homes may be affected by federal regulations concerning the health care industry.

    REITs (especially mortgage REITs) are subject to interest rate risks. When interest rated decline, the value of a REIT's investment in fixed rate obligations usually rises.

                                                     Phoenix Edge Series Fund 67

Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. On the other hand, since interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to current market interest rates. The value of such investments fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
    It is difficult to predict cash flows from mortgage-backed securities. Payments of principal and interest on the underlying mortgages may be allocated among classes in a variety of ways, and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow. The variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise.

    In the event of high prepayments, the series may be required to invest these proceeds at a lower interest rate, causing the series to earn less than if the prepayments had not occurred. Generally, prepayments will increase during a period of falling interest rates.

GOVERNMENT SECURITIES
    Obligations issued or guaranteed by federal, state, and municipal governments, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of series shares will increase.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor of the series. DPIM is a subsidiary of Phoenix Investment Partners, Inc. ("PXP") and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. PXP is a NYSE traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. DPIM also serves as investment advisor to the Core Equity Fund of Phoenix Equity Series Fund, the Managed Bond and Growth Stock Portfolios of Phoenix Duff & Phelps Institutional Mutual Funds, the Real Estate Securities Portfolio of Phoenix Multi-Portfolio Fund and 3 closed-end funds:
Duff & Phelps Utilities Income Inc., Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. As of December 31, 1999, DPIM had approximately $15.6 billion in assets under management.

    Subject to the direction of the Fund's Board of Trustees, DPIM is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. DPIM manages the series' assets to conform with the investment policies as described in this prospectus. The series pays DPIM a monthly investment management fee that is accrued daily against the value of the series' net assets at following rates.

  -----------------------------------------------------------------
                                     $1+ billion
                   1st billion   through $2 billion   $2+ billion

  -----------------------------------------------------------------
   Management Fee     0.75%             0.70%            0.65%
  -----------------------------------------------------------------

    During the Fund's last fiscal year, the series paid total management fees of $224,670. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.75%.

PORTFOLIO MANAGEMENT
    Michael Schatt is responsible for managing the assets of the Phoenix-Duff & Phelps Real Estate Securities Series. Mr. Schatt is employed as managing director of PXP and is a vice president of the series, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix Multi-Portfolio Fund, Phoenix Duff & Phelps Utilities Income Inc. and DPIM. His current responsibilities include serving as coportfolio manager of the Real Estate Securities Portfolio of Phoenix Multi-Portfolio Fund, the Real Estate Equity Securities Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds, and managing the real estate investment securities of Duff & Phelps Utilities Income Inc. Previously he served as director of the Real Estate Advisory Practice for Coopers & Lybrand, LLP (now PricewaterhouseCoopers LLP), and has over 16 years experience in the real estate industry.

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Engemann Capital Growth Series has an investment objective of intermediate and long-term capital appreciation, with income as a secondary consideration. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

    The series invests primarily in a portfolio of common stocks. Under normal circumstances the series intends to invest at least 65% of its total assets in common stocks.

    To select securities for series investment, the advisor first determines which industries, such as health care, technology, and energy, it believes have the greatest growth potential given the advisor's future economic outlook. The advisor will then identify the amount and proportion of assets to be

68 Phoenix Edge Series Fund
invested in each such industry. The advisor will then use quantitative and fundamental analysis to determine which securities to buy and sell within each industry given its asset allocation. Approximately 950 large cap stocks go through a quantitative screening process where they are ranked on a number of factors, including earnings acceleration, earning revisions, relative strength and valuation. From these, the top 10% are analyzed for potential series investment. The advisor's analysis includes such activities as developing earnings models, visiting companies, analyzing industry information and seeking information from other research firms. Companies that the advisor believes are capable of producing long-term and above-average sustainable earnings growth relative to their cost are then selected for series investment.

    Understanding the importance of a strong sell discipline, the advisor's investment process also incorporates 3 separate sell indicators. Specifically, if any holding:

[diamond] drops 15% or more in value relative to the S&P 500 Index;

[diamond] falls into the bottom 20% of their quantitative ranking; or

[diamond] reaches the advisor's target sell price,

it is reviewed by the advisor for potential sale.

    The advisor selects common stocks of companies that it believes have the potential to appreciate over both the intermediate and long terms. However, since common stocks do not always afford the greatest promise for capital appreciation, the series may invest any amount of its assets in any class or type of security believed by the advisor to offer the potential for capital appreciation over both the intermediate and long terms, including preferred stocks and investment grade bonds. When interest rates fall, generally the value of bonds rises. Distribution of income, such as dividends and interest, is incidental in the selection of investments for the series. The advisor will monitor portfolio securities to determine whether they are contributing to the investment objective. Diversification among market sectors will also be a factor in selecting securities for the series. However, the advisor will put greater emphasis on selecting securities which have good potential for appreciation rather than upon wide diversification.

    The series also may invest up to 20% of its assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. Convertible securities have several unique investment characteristics, such as:

[diamond] higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases.

    The series may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

    Temporary Defensive Strategy. If the advisor believes that market conditions are not favorable to the series' principal strategies, the series may invest in fixed income securities with or without warrants or conversion features and it may hold on to its cash or invest without limit in cash equivalents. When this happens, the series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the series.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is intermediate to long-term capital appreciation. The advisor intends to invest the series' assets so that your shares increase in value. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you redeem shares the value of the series' investments decreases, you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series share values may decline. Share values also can decline if the specific companies selected for investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies in

                                                     Phoenix Edge Series Fund 69
industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FOREIGN INVESTING
    The series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards;

[diamond] generally higher commission rates on foreign portfolio transactions;

[diamond] differences and inefficiencies in transaction settlement systems;

[diamond] the possibility of expropriation or confiscatory taxation;

[diamond] adverse changes in investment or exchange control regulations;

[diamond] political instability; and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

EMERGING MARKET INVESTING

    The series may invest in companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

    The economies of developing countries generally are heavily dependent upon international trade. And accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.

MANAGEMENT OF THE SERIES

THE ADVISOR

    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.

    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. PIC manages the fund's assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of the series' net assets at the following rates.

---------------------------------------------------------------
                      First          Next           Over
                  $250,000,000   $250,000,000   $500,000,000
---------------------------------------------------------------
  Management          0.70%          0.65%          0.60%
  Fee
---------------------------------------------------------------

    During the series' last fiscal year, the series paid total management fees of $12,019,040. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.62%.

70 Phoenix Edge Series Fund

PORTFOLIO MANAGEMENT
    Roger Engemann, James E. Mair and John S. Tilson oversee the research and portfolio management function at Engemann. The portfolio managers named below are responsible for the day-to-day management of the series' portfolios. Mr. Engemann has been president of Engemann since its inception. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of Engemann, and both have been with Engemann since 1983. Each is a Managing Director, Equities of Phoenix. Messrs. Engemann and Mair earned the right to use the Chartered Financial Analyst designation in 1972, and Mr. Tilson in 1974.

    Ned Brines and Jim Chen serve as co-portfolio managers of the series and as such are responsible for the day-to-day management of the series' portfolio. Messrs. Brines and Chen are both Vice Presidents of Engemann and have been with Engemann since 1994. Messrs. Brines and Chen earned the right to use Chartered Financial Analyst designations in 1997 and 1994, respectively.

PHOENIX-ENGEMANN NIFTY FIFTY SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    Phoenix-Engemann Nifty Fifty Series has an investment objective to seek long-term capital gain. There is no guarantee that the series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series will invest in approximately 50 different securities which the advisor believes represent the best potential to achieve long-term growth of capital. Dividend and interest income to be received from portfolio securities is largely incidental.

    Under normal market conditions, the series will invest at least 75% of its total assets in common stocks of high quality growth companies; most companies will have at least $50 million in annual net income.

    Companies whose common stock is purchased by the series will be listed on the NYSE or would satisfy the applicable listing requirements of the NYSE with respect to demonstrated earning power, years in operation, number of publicly-held shares and net tangible assets.

    Under normal conditions, up to 25% of the series' total assets will be invested in common stocks of corporations with rapidly growing earnings per share or in common stocks of corporations that are believed to be undervalued in the advisor's opinion. While some of these companies may be well-known and established many will be unseasoned.

    The series may invest in preferred stock, warrants and convertible debt obligations if the advisor believes these investments will help meet the series' objectives.

    Please refer to the Statement of Additional Information for more detailed information about these and other investments.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' primary focus is long-term capital appreciation. The advisor intends to invest series assets so that your shares increase in value. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series' share values may decline. Share values also can decline if the specific companies selected for series investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

REDUCED DIVERSIFICATION
    This series will invest in a much smaller number of companies than the average equity growth fund. Consequently, this series may be more sensitive to changes in the market value of a single issuer or of an industry held

                                                     Phoenix Edge Series Fund 71
in its portfolio. The net asset value of the series may fluctuate substantially. This series may not be appropriate for short-term investors.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 additional mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.

    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the domestic portion of the series' portfolio. Engemann, as subadvisor, is responsible for the day-to-day management of the holdings of the series. Both PIC and Engemann manage the series' assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of that series' net assets at the following rates.

--------------------------------------------------------------
                     First          Next           Over
                 $250,000,000   $250,000,000   $500,000,000
--------------------------------------------------------------
 Management          0.90%          0.85%          0.80%
 Fee
--------------------------------------------------------------

    During the series' last fiscal year, the series paid total management fees of $322,073. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.90%. The total advisory fee of 0.90% of the aggregate net assets of the series is greater than that for most funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the series.

PORTFOLIO MANAGEMENT
    Roger Engemann, James E. Mair and John S. Tilson oversee the research and portfolio management function at Engemann. The portfolio managers named below are responsible for the day-to-day management of the series' portfolios. Mr. Engemann has been president of Engemann since its inception. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of Engemann, and both have been with Engemann since 1983. Each is a Managing Director, Equities of Phoenix. Messrs. Engemann and Mair earned the right to use the Chartered Financial Analyst designation in 1972, and Mr. Tilson in 1974.

    Scott Swanson and Yossi Lipsker serve as co-portfolio managers of the series and as such are responsible for the day-to-day management of the series' portfolio. Messrs. Swanson and Lipsker are both Vice Presidents of Engemann and both have been with Engemann since 1990 and 1995, respectively. Mr. Swanson earned the right to use Chartered Financial Analyst designations in 1991.

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Engemann Small and Mid-Cap Growth Series has an investment objective of long-term growth of capital. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

FIXED-INCOME INVESTMENTS
    The series' investments may include preferred stocks, warrants and convertible debt obligations. The series may invest in other debt obligations that, in the advisor's opinion, offer the possibility of capital appreciation over the course of approximately two or more years. Such other debt obligations will generally include direct and indirect obligations of the U.S. Government and its agencies, states, municipalities and their agencies, or corporate issuers that are rated within the four highest rating categories.

    Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Credit risk is determined at the date of investment. If the rating declines after such date, the series is not obligated to sell the security. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors.

    Some fixed-income securities may be unrated. Unrated securities may not have as broad a market as rated securities and analysis of unrated securities is more complex, making it more difficult for the adviser to accurately predict risk.

    Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the series. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

    Obligations issued or guaranteed by the U.S. Government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of series shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

72 Phoenix Edge Series Fund

    Municipal securities may not be guaranteed by the issuing body and may be thinly traded.

EQUITY INVESTMENTS
    The series may invest the remaining portion of its portfolio in common stocks with rapidly growing earnings per share or in common stocks of corporations that are believed to be undervalued by other criteria used by the adviser. These may be small and unseasoned companies. Investment return on growth stocks is more dependent on market increases and decreases and growth stocks are more volatile than non-growth stocks. Investment returns of unseasoned and small capitalizations companies can be highly volatile and these securities may, at times, be difficult to sell.

    The series may invest up to 35% of its total assets in securities with larger capitalizations.

FOREIGN INVESTMENTS
    The series may invest up to 50% of its assets in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty as well as less public information about foreign investments may negatively impact the series' portfolio. Dividend and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate.

INITIAL PUBLIC OFFERINGS (IPOS)
    The series may invest in IPOs, which typically have less available public information. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities may, at times, be difficult to sell. In addition, from time to time, the series may purchase IPOs and then immediately sell them. This practice will increase portfolio turnover rates and may increase costs to the series, affecting series performance.

DERIVATIVES
    The series may buy and sell put and call options for hedging purposes and may also seek to increase its return by writing covered put and call options. The series may also buy and sell options on domestic and foreign securities indexes, put and call warrants issued by banks and other financial institutions, and may enter into foreign currency exchange contracts.

    Derivatives may be less liquid than other securities and the counterparty to such transaction may not perform as expected. In addition, hedging transactions may limit returns and premiums paid could be lost.

SECURITIES LENDING
    The series may loan portfolio securities with a value up to 25% of its total assets. If the borrower is unwilling or unable to return the borrowed securities when due, the series can suffer losses.

MUTUAL FUND INVESTING
    The series may invest in other investment companies. Assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the series, indirectly bear.

ILLIQUID SECURITIES

    The series may invest up to 15% of its net assets in illiquid securities. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the series or entail expenses not normally associated with the sale of a security.


MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.

    Roger Engemann & Associates, Inc. ("Engemann") serves as subadvisor to the series and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann also acts as subadviser to two other mutual funds and acts as investment adviser to institutions and individuals. As of December, 31, 1999, Engemann had $10.9 billion in assets under management. Engemann has been an investment adviser since 1969.

    Subject to the direction of the series' Board of Trustees, PIC is responsible for managing the series' investment program and Engemann is responsible for the day-to-day management of the series' portfolios. Engemann manages the series' assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of the series' net assets at the rate of 0.90%.

ILLUSTRATIVE PERFORMANCE OF PORTFOLIO MANAGER

    The performance information presented below is the performance of the only other mutual fund or investment account managed by Engemann, with investment objectives, policies and strategies substantially similar to those of the series. This performance should not be considered an indication of future performance of the series or its investment subadvisor.


                                                     Phoenix Edge Series Fund 73

---------------------------------------------------------------
  Average Annual Total Returns
 (for the periods ending           One      Three     Since
 12/31/99)                         year     years   Inception(1)
---------------------------------------------------------------
 Engemann Growth Portfolio of     75.82%    36.45%    40.30%
 Equities (Small & Mid-Cap)(2, 3)
---------------------------------------------------------------
 Russell 2000 Index(4, 5)         21.25%    13.08%    15.40%
---------------------------------------------------------------
 Russell 2000 Growth Index(5, 6)  43.09%    17.83%    17.83%
---------------------------------------------------------------
1 October 10, 1994.
2 The performance of the Engemann Growth Portfolio of Equities (Small and
  Mid-Cap) is presented net of all fees and sales load and reflects reinvestment of dividends and capital gains.
3 Performance figures are based upon historical information and do not guarantee future results. The expense ratio for the portfolio as of December 31, 1999 was 1.65% The expense ratio of the series may be greater than that of the portfolio and expenses are charged at the contract level, resulting in lower performance.
4 The Russell 2000 Index is an unmanaged, commonly used measure of total return performance of small-capitalization stocks. The Index does not reflect any expenses or charges.
5 Both indices have been taken from published sources and have not been audited.
  Composition of the portfolio may differ significantly from securities in the corresponding benchmark indices.
6 The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance of small capitalization, growth-oriented stocks. The Index does not reflect any expenses or charges.


PORTFOLIO MANAGEMENT
    Roger Engemann, Jim Mair and John Tilson oversee the research and portfolio management function at Engemann. Mr. Engemann has been president of Engemann since its inception. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of Engemann, and both have been with Engemann since 1983. Messrs. Engemann and Mair earned the right to use the Chartered Financial Analyst designation in 1972, and Mr. Tilson earned the right to use the Chartered Financial Analyst designation in 1974.

    Lou Abel and Yossi Lipsker serve as co-portfolio managers of the Phoenix-Engemann Small & Mid-Cap Growth Series and as such are responsible for the day-to-day management of the series' portfolio. Messrs. Abel and Lipsker are both Vice Presidents of Engemann and have been with Engemann since 1991 and 1995, respectively. Messrs. Abel and Lipsker also serve as co-portfolio managers of the Phoenix-Engemann Small Cap Fund of the Phoenix Strategic Equity Series Fund. Mr. Abel earned the right to use the Chartered Financial Analyst designation in 1993.

PHOENIX-FEDERATED U.S. GOVERNMENT
BOND SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The series' investment objective is to pursue total return by investing primarily in debt obligations of the U.S. government, its agencies and instrumentalities. There is no guarantee that the series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests primarily in debt obligations (i.e., bills, notes, and bonds) of the U.S. government, its agencies and instrumentalities, with at least 65% of the value of its total assets being invested under normal circumstances in U.S. government bonds. As a matter of operating policy, the series invests 100% of its assets in a portfolio of direct obligations of the U.S. government, its agencies and instrumentalities. The series' advisor actively manages its portfolio, seeking to limit the interest rate risk taken by the series while selecting investments that should offer enhanced returns based upon the advisor's interest rate outlook. A description of the various types of securities in which the series invests, and their risks, immediately follows this strategy section.

    The advisor manages the series' interest rate risk by limiting the dollar-weighted average duration of its portfolio securities. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's average duration, the greater the change in the portfolio's value in response to a change in market interest rates. As a matter of investment policy, under normal market conditions, the advisor limits the average duration of the portfolio to within 20% of the duration of the Merrill Lynch 10+ Year Treasury Index (the "Index"). This Index includes all U.S. Treasury notes and bonds with maturities of greater than 10 years.

    The advisor uses 3 principal methods to enhance the portfolio's returns as compared to the Index. First, the advisor tries to extend the portfolio's average duration when it expects interest rates to fall and shorten the duration when it expects interest rates to rise. This method seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes.

    Second, in constructing a portfolio with a targeted average duration, the advisor tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less or in a different direction than shorter-term interest rates.

    Third, the advisor tries to obtain securities issued by agencies and instrumentalities of the U.S. that it expects to provide better returns than U.S. Treasury securities of comparable duration. Through ongoing relative value analysis, the advisor generally compares current yield differences of securities to their historical and expected yield differences.

    The advisor's interest rate outlook is the most important factor in selecting the methods used to manage the series' portfolio. The advisor formulates its interest rate outlook by analyzing a variety of factors such as:

74 Phoenix Edge Series Fund

o current and expected U.S. economic growth;

o current and expected interest rates and inflation;

o the Federal Reserve Board's monetary policy; and

o changes in the supply of or demand for U.S. government securities.

    In selecting individual securities, the advisor analyzes how the security should perform in response to expected interest rate changes as compared to other securities of comparable risk.

    The series also invests in repurchase agreements for U.S. government securities. Repurchase agreements are collateralized by the same types of securities in which the series invests. The series uses repurchase agreements to invest cash balances and shorten duration.

TEMPORARY DEFENSIVE INVESTMENTS
    The series may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term, higher-quality debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet contractholder redemptions during adverse market conditions. This may cause the series to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by contractholders.

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE SERIES INVESTS?
    The series invests in the following types of U.S. government securities:

U.S. TREASURY SECURITIES
    Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

U.S. GOVERNMENT AGENCY SECURITIES
    Agency securities are issued or guaranteed by a federal agency or other government-sponsored entity acting under federal authority.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES
    The advisor will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the series must rely entirely upon the advisor's credit assessment that the security is comparable to investment grade.

RISKS RELATED TO INVESTMENT STRATEGIES

INTEREST RATE RISKS
    The series' focus is total return from investing in fixed income obligations of the U.S. government and its agencies.

    The value of fixed income securities will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these type of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Interest rate changes have a greater effect on the price of fixed income securities with longer durations.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series and is located at One American Row, Hartford, CT 06102-5056. PVA also acts as the investment advisor for 7 other series. PVA is an investment advisor established to actively monitor and manage subadvisor performance. As of December 31, 1999, PVA had $166.8 million in assets under management.

    Federated Investment Management Company ("Federated") serves as subadvisor to the Phoenix-Federated U.S. Government Bond Series. Federated, a Delaware business trust with principal offices at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, is a wholly-owned subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors Inc. advise approximately 175 mutual funds and separate accounts which total approximately $103.2 billion in assets as of December 31, 1999.

    PVA, subject to the supervision and direction of the Board of Trustees, is responsible for assuring that the series is managed in accordance with the series' investment objective and stated investment policies. Federated, as subadvisor, is responsible for the day-to-day management of the holdings of the series, makes investment decisions for the series, places orders to purchase and sell securities and other financial instruments on behalf of the series and employs professional investment managers and securities analysts who provide research services to the series.

    The series pays PVA a monthly investment management fee that is accrued daily against the value of that series net assets at the rate of 0.60%. During the series' last fiscal year, the series paid total management fees of $1,301.

PORTFOLIO MANAGEMENT
    Susan M. Nason has been the portfolio manager of the publicly-sold Federated U.S. Government Bond Fund since 1994. Ms. Nason joined Federated in 1987 and has been a senior portfolio manager and senior vice president of Federated since 1997. She served as a portfolio manager and vice president of the Federated from 1993 to 1997.

                                                     Phoenix Edge Series Fund 75

Ms. Nason is a chartered financial analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

    Donald T. Ellenberger has been the portfolio manager of the publicly-sold Federated U.S. Government Bond Fund since 1997. Mr. Ellenberger joined Federated in 1996 as a portfolio manager and a vice president of Federated. From 1986 to 1996, he served as a trader/portfolio manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

PHOENIX-GOODWIN MONEY MARKET SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Goodwin Money Market Series has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The advisor will seek a high level of return relative to the market by selecting securities for the series' portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends. The advisor may not purchase securities with the highest available yield if the advisor believes that such an investment is inconsistent with the series objectives of preservation of capital and maintenance of liquidity.

    The series will invest in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the series' portfolio securities, based on their dollar value, will not exceed 90 days.

    The following money market instruments are the only investments the series will have in its portfolio at any time:

[diamond] Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, including U.S. Treasury obligations and securities issued by:

    o the Government National Mortgage Association (GNMA),
    o the Federal Home Loan Mortgage Corporation (FHLMC),
    o the Federal National Mortgage Association (FNMA),
    o Student Loan Marketing Association (SLMA),
    o other federal agencies;

[diamond] Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks, including certificates of deposits and bankers acceptances;

[diamond] Dollar-denominated obligations guaranteed by banks or savings and loan associations;

[diamond] Federally insured obligations of other banks or savings and loan associations;

[diamond] Commercial paper;

[diamond] Short-term corporate obligations; and

[diamond] Repurchase agreements:

    o A repurchase agreement is a transaction where the series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price.

    o The advisor will enter into repurchase agreements only with those sellers that it deems creditworthy.

    Investments in the series generally will be limited to securities in the 2 highest short-term rating categories with at least 95% of the series' total assets invested in securities in the highest rating category. Securities in the highest rating category carry the smallest degree of investment risk.

    The series may invest more than 25% of its assets in the domestic banking industry.

    The short-term nature of money market instruments and the series' strategies may result in a higher turnover rate as compared to other types of funds.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is to optimize current income. The advisor intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the advisor misjudges the return potential of the series' investments, the series' returns may be lower than prevailing returns, and the series' income available for distribution to shareholders may be less. Similarly, if the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    The advisor intends to select investments that optimize the series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the series nor the advisor can assure you that the series' yield will remain constant or that a particular level of income will be achieved.

76 Phoenix Edge Series Fund

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

INVESTMENTS NOT GUARANTEED
    Unlike cash held in a bank, investments in the series are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

NET ASSET VALUE LESS THAN $1.00
    If the net asset value drops below $1.00 per share, you could lose money.

CREDIT RATING DECREASE
    A security's short-term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the series' stream of income and decrease the series' yield.

REPURCHASE AGREEMENTS
    If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the series may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the series may never receive the purchase price or it may be delayed or limited.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC" or "Advisor") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.

    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. The series pays Phoenix a monthly investment management fee that is accrued daily against the value of the series' net assets at the following rates.

-------------------------------------------------------------
                    FIRST          NEXT           OVER
                 $250,000,000  $250,000,000   $500,000,000
-------------------------------------------------------------
 Management Fee     0.40%          0.35%          0.30%
-------------------------------------------------------------

    During the series' last fiscal year, the series paid total management fees of $830,480. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.40%.

PORTFOLIO MANAGEMENT
    Julie Sapia is the portfolio manager of the series and is primarily responsible for the day-to-day management of its investments. Ms. Sapia has served as director, Money Market Trading of PIC since 1997. From 1991 until 1997, she served in various money market investment management positions of increasing responsibility with PIC and Phoenix Home Life Mutual Insurance Company. She also is vice president of The Phoenix Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series Fund and serves as portfolio manager for certain series of each of those funds.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Goodwin Multi-Sector Fixed Income Series has an investment objective of seeking long-term total return by investing in a diversified portfolio mixture of high yield (high risk) and high quality fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests primarily in a portfolio of fixed income securities. Under normal circumstances the series intends to invest at least 65% of its total assets in various sectors of the fixed income securities market.

    The advisor will invest in any of several sectors of the fixed income securities market: high yield (high risk) fixed income securities (sometimes referred to as "junk bonds"), high quality fixed income securities, preferred stock, convertible securities, U.S. and foreign debt obligations, certificates of deposit, commercial paper, bankers' acceptances, and government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities. The series generally will be invested in each market sector, but the series may invest any amount of its assets (except for the junk bond and foreign debt limits shown below) in any one sector and may choose not to invest in certain sectors, in order to achieve its investment objective.

    Special limits on investing are:

[diamond] no more than 35% of total assets may be invested in high yield (high risk) securities; and

[diamond] no more that 50% of total asset may be invested in foreign debt obligations.

    The series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula.

                                                     Phoenix Edge Series Fund 77

Convertible securities have several unique investment characteristics, such as:

[diamond] higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts; and

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases.

    The series may invest up to 50% of its net assets in debt obligations of foreign (non-U.S.) issuers. Issuers may be in established and emerging market countries.

    Temporary Defensive Strategy. If the advisor believes that market conditions are not favorable to the series' principal strategies, the series may invest in fixed income securities with or without warrants or conversion features and it may hold on to its cash or invest without limit in cash equivalents. When this happens, the series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is long-term total return. The advisor intends to invest series' assets so that your shares increase in value. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares, the value of the series' investments decreases, you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the series' investments are affected by general economic declines, industry declines and interest rate changes that negatively affect the companies in which the series invests, series share values may decline. Share values also can decline if the specific companies selected for investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in the debt obligations of some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their ability to repay debt. Given the limited operating history and rapidly changing fundamental prospects, profits of smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats.

FOREIGN INVESTING

    The series may invest in debt obligations of non-U.S. companies and governments. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards;

[diamond] generally higher commission rates on foreign portfolio transactions;

[diamond] differences and inefficiencies in transaction settlement systems;

[diamond] the possibility of expropriation or confiscatory taxation;

[diamond] adverse changes in investment or exchange control regulations;

[diamond] political instability; and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio.

    Foreign debt securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

78 Phoenix Edge Series Fund

FOREIGN CURRENCY
    Portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

    Effective January 1, 1999, 11 European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the series' portfolio:

[diamond] known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] potential tax consequences.

EMERGING MARKET INVESTING
    The series may invest in debt obligations of companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries.

    The economies of developing countries generally are heavily dependent upon international trade. Accordingly, economies have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.

    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

--------------------------------------------------------------
                     FIRST          NEXT           OVER

                 $250,000,000   $250,000,000   $500,000,000
--------------------------------------------------------------
  Management         0.50%          0.45%          0.40%
  Fee
--------------------------------------------------------------

    During the series' last fiscal year, the series paid total management fees of $902,144. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.50%.

PORTFOLIO MANAGEMENT
    David L. Albrycht is portfolio manager of the series and as such, is primarily responsible for the day-to-day management of its investments. Mr. Albrycht currently manages the Phoenix-Goodwin Multi-Sector Fixed Income Series (April 1998), the Multi-Sector Fixed Income Fund (March 1994) and the Multi-Sector Short Term Bond Fund (August 1993). In addition, he manages the fixed income portion of the Oakhurst Balanced Fund, Oakhurst Strategic Allocation Fund and the Oakhurst Growth and Income Fund.

    Mr. Albrycht is a Managing Director, Fixed Income of Phoenix Investment Partners. Prior to his current position, Mr. Albrycht was the Director of Credit Research and has held other various positions with Phoenix since 1981. He has 15 years of investment management experience.

                                                     Phoenix Edge Series Fund 79

    Mr. Albrycht holds a BS from Central Connecticut State University (cum laude), an MBA from the University of Connecticut and he has earned the right to use the Chartered Financial Analyst designation.

PHOENIX-HOLLISTER VALUE EQUITY SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The series has a primary investment objectives to seek long-term capital appreciation. The series has a secondary investment objective to seek current income. There is no guarantee that the series will achieve either objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. Generally the series will invest in securities traded on the New York Stock Exchange, the American Stock Exchange and in over-the-counter markets. The series is designed to invest in common stocks that meet the advisor's quantitative standards that indicate above average financial soundness and intrinsic value relative to price. Under normal circumstances the series will invest at least 65% of its total assets in common stocks.

    The advisor applies a security selection process that chooses stocks that meet certain investment criteria relating to price, dividend yield, going concern value and debt levels. The advisor considers approximately 2,500 companies, but only a few hundred meet one or more of the advisor's criteria for selection. For those that do, the advisor projects growth in earnings and dividends, earnings momentum and undervaluation based on a dividend discount model. From this analysis the advisor develops target prices and value ranges and selects the top-rated securities for purchase. While the advisor's strategy tends to concentrate its investment selections in larger issuers, the series may invest in securities of issuers of any size. Generally the advisor sells a series security when its target price is reached, when the company or its industry suffers negative changes, or when there is a significant change in the investment criteria that prompted the advisor to purchase the security. The advisor may choose to continue to hold a security that it believes suitable for the series' objectives even if it no longer meets these criteria.

    The series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investment characteristics, such as:

[diamond] higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases.

    The series will invest only in the 4 highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating, the series is not required to sell the security. Ratings are established by nationally recognized statistical rating agencies. Please see the Statement of Additional Information for a detailed list of rating categories.

    The series may increase ownership of securities by borrowing from banks at fixed interest rates and investing the proceeds in stocks or other investments that are consistent with these investment techniques. Purchasing additional securities with borrowed funds can increase the net asset value of the series more quickly. Total borrowing cannot exceed 33% of the series' net assets, which means that after any borrowing the value of the series' assets (including the amount borrowed) must be at least 3 times the total amount borrowed for investment purposes. If the value of the series' assets decreases so that the ratio becomes less than 3 to 1, the series must reduce its outstanding loan within 3 business days to bring the ratio back to 3 to 1.

    The series may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the series' total assets. When the series lends securities in this fashion, the borrower returns the securities at a prearranged time and pays some form of premium or other fee for the transaction. The series receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.

    The series may invest up to 30% of its total assets in securities of foreign (non-U.S.) issuers.

    Temporary Defensive Strategy. If the advisor believes that market conditions are not favorable to the series' principal strategies, the series may invest without limit in U.S. government securities and in money market instruments. When this happens, the series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

80 Phoenix Edge Series Fund

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' primary focus is long-term capital appreciation. Its secondary objective is current income. The advisor intends to invest series' assets so that your shares increase in value and so that your shares earn current income through dividends, interest or other current distributions. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series' share values may decline. Share values also can decline if the specific companies selected for series' investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the series encounter negative conditions they may be unable to continue to pay dividends or interest at expected levels.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

LEVERAGE
    If the series borrows money to make additional investments it must pay interest on the borrowed funds. The interest paid will decrease the series' net investment income. The advisor may borrow funds to make additional investments expecting that those investments will increase in value sufficient to cover borrowing costs and produce additional gain for the series. If those investments decrease in value or do not increase in value sufficient to cover borrowing costs the series will suffer greater losses than would take place if no borrowing took place. In addition, because the series must maintain a 3-to-1 ratio of net assets to debt, in a declining market it may have to sell securities under poor market conditions to maintain the required ratio.

SECURITIES LENDING
    When the series lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the series must rely on the collateral to recover the value of its securities. In these circumstances the series will suffer losses.

FOREIGN INVESTING
    The series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards;

[diamond] generally higher commission rates on foreign portfolio transactions;

[diamond] differences and inefficiencies in transaction settlement systems;

[diamond] the possibility of expropriation or confiscatory taxation;

[diamond] adverse changes in investment or exchange control regulations;

[diamond] political instability; and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic

                                                     Phoenix Edge Series Fund 81
company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.

    Effective January 1, 1999, 11 European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the series' portfolio:

[diamond] known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] potential tax consequences.

    The advisor does not expect to invest in any securities that may be adversely effected by the conversion to the Euro.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 11 mutual funds, as subadvisor to 3 mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.

    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of the series' net assets at the following rates.

----------------------------------------------------------------
                       FIRST          NEXT           OVER

                   $250,000,000   $250,000,000   $500,000,000
----------------------------------------------------------------

  Phoenix-Hollister
  Value Equity         0.70%          0.65%          0.60%
  Series

----------------------------------------------------------------

    PIC has voluntarily agreed to assume total series' operating expenses excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until December 31, 2000, to the extent that such expenses exceed 0.15% of the series' average annual net asset values.

    During the series' last fiscal year, the series paid total management fees of $76,847. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.70%. The advisory fee is greater than that for most series; however, the Trustees have determined that it is comparable to fees charged by other series whose investment objectives are similar to those of the series.

PORTFOLIO MANAGEMENT
    Christian C. Bertelsen serves as portfolio manager of the Phoenix-Hollister Value Equity Series, and is primarily responsible for the day-to-day management of the series' investments. Mr. Bertelsen joined Phoenix Investment Counsel, Inc. in July 1997. Previously, from 1996 to July 1997, Mr. Bertelsen was employed by Dreman Value Advisors where he served as chief investment officer and portfolio manager of the Kemper-Dreman Contrarian and Small Cap Value Funds. From 1993 to 1996, Mr. Bertelsen was a Senior Vice President of Eagle Asset Management where he managed private and institutional assets, as well as the Heritage Value Equity Fund.

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    Phoenix-J.P. Morgan Research Enhanced Index Series has an investment objective to seek high total return by investing in a broadly diversified portfolio of equity securities.

82 Phoenix Edge Series Fund

PRINCIPAL INVESTMENT STRATEGIES
    The series invests in a diversified portfolio of securities of large and medium capitalized companies within the market sectors reflected in the S&P 500.

    Under normal market conditions, the series will invest at least 80% of its total assets in common stocks and other equity securities.

    The series will invest in securities that the advisor believes to be undervalued and which offer growth potential and an overall volatility of return similar to that of the S&P 500.

    The S&P 500 is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's Corporation. The S&P 500 is typically composed of issues in the following sectors:

[diamond] industrial

[diamond] financial

[diamond] public utilities

[diamond] transportation

    The Advisor and/or Subadvisor will seek to reduce the series' volatility relative to the S&P 500 by attempting to generally match the series' equities holdings to various risk characteristics of the S&P 500 such as market capitalization, weightings and diversification. The Subadvisor then uses fundamental analysis and systematic stock valuation to exclude stocks within economic sectors which appear to be extremely overvalued.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES
    The series' primary focus is high total return. The advisor intends to invest series' assets so that your shares increase in value. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series' share values may decline.

    Share values also can decline if the specific companies selected for series investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

MANAGEMENT OF THE SERIES

THE ADVISORS
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series and is located at One American Row, Hartford, CT 06102-5056. PVA also acts as the investment advisor for 7 other series. PVA is an investment advisor created to actively monitor and manage subadvisor performance. As of December 31, 1999, PVA had $166.8 million in assets under management.

    J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated (JPM & Co.), serves as subadvisor to the Phoenix-J.P. Morgan Research Enhanced Index Series. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. J.P. Morgan was founded in 1984. JPM & Co., through J.P. Morgan and its other investment management subsidiaries, had approximately $349 billion in assets under management as of December 31, 1999.

    Subject to the direction of the Fund's Board of Trustees, PVA is responsible for managing the series' investment program and J.P. Morgan, as subadvisor, is responsible for the day-to-day management of the holdings of the series. Both PVA and J.P. Morgan manage the series' assets to conform with the investment policies as described in this prospectus. The series pays PVA a monthly investment management fee that is accrued daily against the value of that series' net assets at the rate of 0.45% annually.

    During the series' last fiscal year, it paid total management fees of $471,493. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.45%.

PORTFOLIO MANAGEMENT
    Timothy Devlin, Nanette Buziak and Bernard Kroll are co-portfolio managers of the Phoenix-J.P. Morgan Research Enhanced Index Series and, are primarily responsible for the day-to-day management of the series' investments.

    Mr. Devlin has served as a vice president of J.P. Morgan since July 1996 and is a member of the Structured Equity Group where he has the dual responsibilities of client servicing and portfolio management. From 1987 to 1996, he served as first vice president of Mitchell Hutchins where he managed quantitatively-driven equity portfolios for institutional and retail investors.

                                                     Phoenix Edge Series Fund 83

    Ms. Buziak is a vice president of J.P. Morgan and is a portfolio manager in the Structured Equity Group where she has the responsibility of portfolio rebalancing and research and development of structured equities. Prior to joining J.P. Morgan in 1997, Ms. Buziak was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc.

    Mr. Kroll is a managing director and portfolio manager in the Structured Equity Group of J.P. Morgan. Prior to joining J.P. Morgan in August 1996, Mr. Kroll was an equity derivatives specialist at Goldman, Sachs & Co., founded his own options broker-dealer and managed several derivatives businesses at Kidder, Peabody & Co.

PHOENIX-JANUS EQUITY INCOME SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The investment objective of this series is to seek current income and long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
    The series seeks current income and long-term growth of capital. It pursues its objective by normally emphasizing investments in common stock, and growth potential is a significant investment consideration. The series tries to provide a lower level of volatility than the S&P 500 Index. Normally, it invests at least 65% of its invested assets in income-producing equity securities including common and preferred stocks, warrants and securities that are convertible to common or preferred stocks.

    The lower volatility sought by this series is expected to result primarily from investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability. The greater price stability sought by the series may be characteristic of companies that generate above average free cash flows. A company may use free cash flows for a number of purposes including commencing or increasing dividend payments, repurchasing its own stock or retiring outstanding debt. The portfolio manager also considers growth potential in selecting this series' securities and may hold securities selected solely for their growth potential.

    The series may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. In other words, he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. He makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

    The growth component of the series' investments is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

    Because income is a part of the investment objective of the series, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for the series. The series may also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The series may also invest to a lesser degree in other types of securities. These securities may include:

[diamond] debt securities

[diamond] indexed/structured securities

[diamond] high-yield/high-risk bonds (less than 35% of the series' assets)

[diamond] options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

[diamond] securities purchased on a when-issued, delayed delivery or forward commitment basis

ILLIQUID INVESTMENTS
    The series may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the series' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

FOREIGN INVESTING
    The series may invest without limit in foreign equity and debt securities. The series may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    Because the series may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the series' share price may also decrease. The series' performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

84 Phoenix Edge Series Fund

    The series may invest in smaller or newer companies which have some special risks. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FOREIGN SECURITIES
    The series may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the series' performance may depend on issues other than the performance of a particular company. These issues include:

[diamond] CURRENCY RISK. As long as the series holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a series sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

[diamond] POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the series' assets from that country.

[diamond] REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

[diamond] MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

[diamond] TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

ILLIQUID SECURITIES
    Securities owned by the series that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make illiquid investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the series.

HIGH RISK-HIGH YIELD SECURITIES
    The series may invest in securities that are high risk, high yield noninvestment-grade securities. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the advisor to accurately predict risk.

CASH POSITION
    When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the series' cash or similar investments may increase. In other words, the series does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual--they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase the series' cash position to protect its assets or maintain liquidity.

    When the series' investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the series remained more fully invested in stocks or bonds.

FUTURES CONTRACTS, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
    The series may invest in financial futures contracts and options and other derivative instruments. The advisor intends to invest in such securities primarily to hedge or reduce the risk of holding other investments. If the prices for futures contracts and prices in the cash market do not correlate as expected or if the advisor's expectations about interest rate, exchange rate or general market movements are incorrect, the series' returns may not be as high as they would be if the advisor did not invest in these securities. There is also a risk that the market for reselling financial futures contracts and options may be limited or

                                                     Phoenix Edge Series Fund 85
nonexistent. The series could incur unlimited losses if it cannot liquidate certain futures contracts. The subadvisor's decisions about the nature and timing of futures contract and options and derivative transactions may result in losses when other investors' decisions about the same contracts, options or derivatives result in gains.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the fund and is located at One American Row, Hartford, CT 06102-5056. PVA also acts as the investment advisor for 7 other series. PVA is an investment advisor established to actively monitor and manage subadvisor performance. As of December 31, 1999, PVA had $166.8 million in assets under management.

    Janus Capital Corporation ("Janus") is the investment subadvisor to the series and is located at 100 Fillmore Street, Denver, Colorado 80206. Janus acts as a subadvisor to approximately 40 series of mutual funds and acts as an investment advisor to institutions and individuals. As of December 31, 1999, Janus had $248.8 billion under management.

    Subject to the direction of the Fund's Board of Trustees, PVA is responsible for assuring that the series is managed in accordance with the series' investment objective and stated investment policies. Janus is responsible for the day-to-day management of the series' portfolio and managing the series' assets to conform with the investment policies as described in this prospectus. The series pays PVA a monthly investment management fee that is accrued daily against the value of the series' net assets at the rate of 0.85%. During the series' last fiscal year, the series paid total management fees of $778.

ILLUSTRATIVE PERFORMANCE OF PORTFOLIO MANAGER
    The performance information presented below is a composite of the performance of mutual funds managed by Janus, the investment subadvisor. Each of the funds included in the composite has investment objectives, policies and strategies substantially similar to those of the series. The composite performance should not be considered an indication of future performance of the series or its investment subadvisor.

---------------------------------------------------------------
    ANNUALIZED RETURNS FOR PERIOD ENDED DECEMBER 31, 1999
---------------------------------------------------------------
                    JANUS EQUITY INCOME
                         COMPOSITE*           S&P 500 INDEX
---------------------------------------------------------------
 1 YEAR                    38.59%                 21.14%
---------------------------------------------------------------
 3 YEARS                   36.58%                 27.66%
---------------------------------------------------------------
 SINCE INCEPTION           36.15%                 27.27%
---------------------------------------------------------------
* Inception as of July 1, 1996

    The Equity Income Composite includes the Janus Equity Income Fund and Janus Aspen Series Equity Income Portfolio for which Janus Capital Corporation serves as investment advisor. Composite performance is presented net of all fees and reflects reinvestment of dividends and capital gains. The expense ratio for the Funds as of December 31, 1999 was .96% and 1.25%, respectively. The Funds enter the composite upon the first full quarter under management. As of December 31, 1999, the Equity Income Composite included 2 accounts and assets of $967 million, which represented .40% of total assets under management. The percentage of total assets managed is defined as composite assets as a percentage of the total assets managed including registered investment company accounts under management. Performance figures are based upon historical information and do not guarantee future results. In addition, the manager responsible for the historical performance record of these funds will assume new responsibilities at Janus beginning January 1, 2000. Karen Reidy will assume the role of portfolio manager for all Equity Income Products at this time. No changes will be made with regard to the investment philosophy or process of the Funds. The S&P 500 is an unmanaged index of common stock prices and includes reinvestment of dividends and capital gains. They have been taken from published sources and have not been audited. Composition of each separately-managed account portfolio may differ significantly from securities in the corresponding benchmark indices.

PORTFOLIO MANAGEMENT
    Karen L. Reidy is the portfolio manager of the series. She will be the executive vice president and portfolio manager of Janus Balanced Fund and Janus Equity Income Fund, replacing Blaine P. Rollins effective January 1, 2000. She is also an assistant portfolio manager of Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. In this capacity, Ms. Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. She is a Chartered Financial Analyst.

PHOENIX-JANUS FLEXIBLE INCOME SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Janus Flexible Income Series seeks to obtain maximum total return, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
    In addition to considering economic factors such as the effect of interest rates on the series' investments, the portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to

86 Phoenix Edge Series Fund
find such investments, much of the series' assets may be in cash or similar investments.

    The series pursues its investment objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the series will invest at least 80% of its assets in income-producing securities. The series may own an unlimited amount of high-yield/high-risk securities, and these may be a big part of the portfolio. This series generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

    The series invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk fixed-income securities and municipal obligations. The series may also invest to a lesser degree in other types of securities. These securities may include:

[diamond] common stocks

[diamond] mortgage- and asset-backed securities

[diamond] zero coupon, pay-in-kind and step coupon securities

[diamond] options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

[diamond] securities purchased on a when-issued, delayed delivery or forward commitment basis

    The series may invest in foreign equity and debt securities. The series may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    Because the series invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The series' performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

FOREIGN SECURITIES
    The series may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the series' performance may depend on issues other than the performance of a particular company. These issues include:

[diamond] CURRENCY RISK. As long as the series holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a series sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

[diamond] POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the series' assets from that country.

[diamond] REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

[diamond] MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

[diamond] TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

HIGH-YIELD/HIGH-RISK SECURITIES
    High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

    The junk bond market can experience sudden and sharp price swings. Because the series may invest a significant portion of its assets in high-yield/high-risk securities, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

ILLIQUID INVESTMENTS
    The series may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or

                                                     Phoenix Edge Series Fund 87
other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

CASH POSITION
    When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the series' cash or similar investments may increase. In other words, the series does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual--they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase the series' cash position to protect its assets or maintain liquidity.

    When the series' investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the series remained more fully invested in stocks or bonds.

FUTURES CONTRACTS, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
    The series may invest in financial futures contracts and options and other derivative instruments. The advisor intends to invest in such securities primarily to hedge or reduce the risk of holding other investments. If the prices for futures contracts and prices in the cash market do not correlate as expected or if the advisor's expectations about interest rate, exchange rate or general market movements are incorrect, the series' returns may not be as high as they would be if the advisor did not invest in these securities. There is also a risk that the market for reselling financial futures contracts and options may be limited or nonexistent. The series could incur unlimited losses if it cannot liquidate certain futures contracts. The subadvisor's decisions about the nature and timing of futures contract and options and derivative transactions may result in losses when other investors' decisions about the same contracts, options or derivatives result in gains.

MANAGEMENT OF THE FUNDS

THE ADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series and is located at One American Row, Hartford, Connecticut 06102-5056. PVA also acts as the investment advisor for 7 other series. PVA is an investment advisor established to actively monitor and manage subadvisor performance. As of December 31, 1999, PVA had $166.8 million in assets under management.

    Janus Capital Corporation ("Janus") is the investment subadvisor to the series and is located at 100 Fillmore Street, Denver, Colorado 80206. Janus acts as a subadvisor to approximately 40 series of mutual funds and acts as investment advisor to institutions and individuals. As of December 31, 1999, Janus had $248.8 billion in assets under management. Janus has been an investment advisor since 1989.

    Subject to the direction of the Fund's Board of Trustees, PVA is responsible for assuring that the series is managed in accordance with the series' investment objective and stated investment policies. Janus, as subadvisor, is responsible for managing the series' investment program and for day-to-day management of the series' portfolios. Janus manages the series' assets to conform with the investment policies as described in the prospectus.

    The series pays PVA a monthly investment management fee that is accrued daily against the value of that series' net assets at the rate of 0.80% annually. During the series' last fiscal year, the series paid total management fees of $1,790.

ILLUSTRATIVE PERFORMANCE OF PORTFOLIO MANAGER
    The performance information presented below is a composite of the performance of mutual funds managed by Janus, the investment subadvisor. Each of the funds included in the composite has investment objectives, policies and strategies substantially similar to those of the series. The composite performance should not be considered an indication of future performance of the series or its investment subadvisor.

---------------------------------------------------------------
  ANNUALIZED RETURNS FOR THE PERIOD ENDED DECEMBER 31, 1999
---------------------------------------------------------------
               JANUS FLEXIBLE INCOME LEHMAN BROS. GOVERNMENT/
                    COMPOSITE*            CORPORATE INDEX
---------------------------------------------------------------
 1 YEAR                 .75%                   -2.15%
---------------------------------------------------------------
 3 YEARS               6.93%                    5.55%
---------------------------------------------------------------
 5 YEARS               9.64%                    7.61%
---------------------------------------------------------------
 10 YEARS              9.11%                    7.65%
---------------------------------------------------------------
* Inception as of July 7, 1987

    The Flexible Income Composite includes the Janus Flexible Income Fund and Janus Aspen Series Flexible Income Portfolio for which Janus Capital Corporation serves as investment advisor. Composite performance is presented net of all fees and reflects reinvestment of dividends and capital gains. The expense ratio for the Funds as of December 31, 1999 was .79% and .72%, respectively. The Funds enter the composite upon the first full quarter under management. As of December 31, 1999, the Flexible Income Composite included 2 accounts and assets of $1,135 million, which represented .45% of total assets under management. The percentage of total assets managed is defined as composite assets as a percentage of the total assets managed including registered investment company accounts under management. Performance figures are based upon historical information and do not guarantee future results. The Lehman Bros. Government/Corporate Index is an unmanaged index and includes reinvestment of dividends and capital gains. They have been taken from published sources and have not been audited. Composition of each separately-managed account portfolio may differ significantly from securities in the corresponding benchmark indices.

88 Phoenix Edge Series Fund

    The advisory fee is greater than that for most series; however, the Trustees have determined that it is comparable to fees charged by other funds whose investment objectives are similar to those of the series.

PORTFOLIO MANAGEMENT
    Ronald V. Speaker is the portfolio manager of the series. He is an executive vice president and manages other Janus funds. He holds a Bachelor of Arts in Finance from the University of Colorado and received the Chartered Financial Analyst designation.

    In January 1997, Mr. Speaker settled an SEC administrative action involving 2 personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

PHOENIX-JANUS GROWTH SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    This series seeks long-term growth of capital in a manner consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
    The series pursues its objective by investing primarily in common stocks selected for their growth potential. Although the series can invest in companies of any size, it generally invests in larger, more established companies.

    The series may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. In other words, he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. He makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the series. Income realized on the series' investments will be incidental to its objectives.

    The portfolio manager seeks companies that meet his selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the series may invest and the series may at times have significant foreign exposure.

    The series invests primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The series may also invest to a lesser degree in other types of securities, including:

[diamond] debt securities

[diamond] indexed/structured securities

[diamond] high-yield/high-risk bonds (less than 35% of the series' assets)

[diamond] options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

[diamond] securities purchased on a when-issued, delayed delivery or forward commitment basis

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    Because the series may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the series' share price may also decrease. The series' performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

    The series may invest in smaller or newer companies which have some special risks. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FOREIGN SECURITIES
    The series may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the series'

                                                     Phoenix Edge Series Fund 89
performance may depend on issues other than the performance of a particular company. These issues include:

[diamond] CURRENCY RISK. As long as the series holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the series sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

[diamond] POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the series' assets from that country.

[diamond] REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

[diamond] MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

[diamond] TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

HIGH-YIELD/HIGH-RISK SECURITIES
    High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

    The junk bond market can experience sudden and sharp price swings.

ILLIQUID INVESTMENTS
    The series may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

CASH POSITION
    When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the series' cash or similar investments may increase. In other words, the series does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual--they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase the series' cash position to protect its assets or maintain liquidity.

    When the series' investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the series remained more fully invested in stocks or bonds.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS
    The series may invest in financial futures contracts and options and enter into swap agreements. The advisor intends to invest in such securities primarily to hedge or reduce the risk of holding other investments. If the prices for futures contracts and prices in the cash market do not correlate as expected or if the advisor's expectations about interest rate, exchange rate or general market movements are incorrect, the series' returns may not be as high as they would be if the advisor did not invest in these securities. There is also a risk that the market for reselling financial futures contracts and options may be limited or nonexistent. The series could incur unlimited losses if it cannot liquidate certain futures contracts. The subadvisor's decisions about the nature and timing of futures contract and options and swap transactions may result in losses when other investors' decisions about the same contracts, options or swaps result in gains.

MANAGEMENT OF THE FUNDS

THE ADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series and is located at One American Row, Hartford, Connecticut 06102-5056. PVA also acts as the investment advisor for 7 other series. PVA is an investment advisor established to actively monitor and manage subadvisor performance. As of December 31, 1999, PVA had $166.8 million in assets under management.

90 Phoenix Edge Series Fund

    Janus Capital Corporation ("Janus") is the investment subadvisor to the series and is located at 100 Fillmore Street, Denver, Colorado 80206. Janus acts as a subadvisor to approximately 40 series of mutual funds and acts as investment advisor to institutions and individuals. As of December 31, 1999, Janus had $248.8 billion in assets under management. Janus has been an investment advisor since 1989.

    Subject to the direction of the Fund's Board of Trustees, PVA is responsible for assuring that the series is managed in accordance with the series' investment objective and stated investment policies. Janus, as subadvisor, is responsible for managing the series' investment program and for day-to-day management of the series' portfolios. Janus manages the series' assets to conform with the investment policies as described in the prospectus.

    The series pays PVA a monthly investment management fee that is accrued daily against the value of that series' net assets at the rate of 0.85% annually. During the series' last fiscal year, the series paid total management fees of $850.

    The advisory fee is greater than that for most series; however, the Trustees have determined that it is comparable to fees charged by other funds whose investment objectives are similar to those of the series.

ILLUSTRATIVE PERFORMANCE OF PORTFOLIO MANAGER
    The performance information presented below is a composite of the performance of mutual funds managed by Janus, the investment subadvisor. Each of the funds included in the composite has investment objectives, policies and strategies substantially similar to those of the series. The composite performance should not be considered an indication of future performance of the series or its investment subadvisor.

---------------------------------------------------------------
  ANNUALIZED RETURNS FOR THE PERIOD ENDED DECEMBER 31, 1999
---------------------------------------------------------------
               JANUS LARGECAP
                   GROWTH                        RUSSELL 1000
                 COMPOSITE*     S&P 500 INDEX    GROWTH INDEX
---------------------------------------------------------------
 1 YEAR             44.20%          21.14%          33.16%
---------------------------------------------------------------
 3 YEARS            37.42%          27.66%          34.07%
---------------------------------------------------------------
 5 YEARS            35.53%          28.66%          32.41%
---------------------------------------------------------------
 10 YEARS           22.24%          18.25%          20.32%
---------------------------------------------------------------
* Inception as of July 7, 1987

    The LargeCap Growth Composite includes all accounts with assets above $5 million for which Janus has discretionary authority, including registered investment companies (mutual funds). Composite performance is presented net of all fees and reflects reinvestment of dividends and capital gains. For all new separately-managed LargeCap Growth equity accounts over $25 million, a management fee of 0.75% per annum applies on the first $50 million, 0.65% the next $100 million, and 0.60% on the balance. Accounts enter the Composite upon the first full quarter under management in which assets exceed the stated minimum. Prior to 1995, all discretionary accounts were included in the appropriate Composite, regardless of asset size, and there has been no restatement of pre-1995 performance. As of December 31, 1999, the LargeCap Growth Composite included 49 accounts and assets of $4,290.8 million, which represented 1.72% of total assets under management. The percentage of total assets managed is defined as composite assets as a percentage of the total assets managed including registered investment company accounts under management. Performance figures are based upon historical information and do not guarantee future results. The S&P 500 and the Russell 1000 Growth are unmanaged indices of common stock prices and include reinvestment of dividends and capital gains. They have been taken from published sources and have not been audited. Composition of each separately-managed account portfolio may differ significantly from securities in the corresponding benchmark indices.

PORTFOLIO MANAGEMENT
    E. Marc Pinto, CFA, is portfolio manager of the series. He is also the portfolio manager of several portfolios in the LargeCap Growth discipline. He has also served as an assistant portfolio manager of Janus Twenty Fund and Janus Growth and Income Fund. Prior to joining Janus in 1994, Mr. Pinto worked in an investment firm analyzing companies in the telecommunications and financial services sectors. He also worked for Goldman Sachs as an associate in the investment banking division, for Fred Alger Management as a research associate, and for Bank of Boston as a credit analyst. Mr. Pinto has a bachelor's degree in history from Yale University and an M.B.A. from Harvard University, where he graduated with distinction. Mr. Pinto has 14 years of professional investment experience.

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES
    The series seeks capital appreciation by investing primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES
    The series seeks to maximize capital appreciation by investing in equity securities of U.S., and to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. The universe of eligible companies mainly includes those with market capitalizations of $1 billion or more but may also include smaller companies. The series normally invests at least 65% of its assets in a non-diversified portfolio of equity securities. These securities may include common and preferred stocks, depositary receipts, convertibles, rights, warrants, and equity related options and futures. The investment subadvisor emphasizes individual security selection. The series generally concentrates its holdings in a

                                                     Phoenix Edge Series Fund 91
relatively small number of companies and may invest up to 25% of its assets in a single issuer.

    The investment subadvisor follows a flexible investment program in looking for companies with above average capital appreciation potential. Fundamental equity research drives the process. The investment subadvisor focuses on companies with consistent or rising earnings growth records and compelling business strategies. The investment subadvisor continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, the investment subadvisor closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The series considers selling securities of issuers that no longer meet the investment subadvisor's criteria. The investment subadvisor's focus on individual security selection may lead to an emphasis on particular industry sectors.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    Investing in this series entails the risks and uncertainties of investing in a non-diversified portfolio of equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the series' market sector, mid- to large-capitalization growth-oriented equity securities, may underperform relative to other sectors.

FOREIGN INVESTING
    The series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards;

[diamond] generally higher commission rates on foreign portfolio transactions;

[diamond] differences and inefficiencies in transaction settlement systems;

[diamond] the possibility of expropriation or confiscatory taxation;

[diamond] adverse changes in investment or exchange control regulations;

[diamond] political and economic uncertainty;

[diamond] less publicly-available information;

[diamond] greater security price volatility;

[diamond] possible taxation of dividends and interest payable on securities; and

[diamond] potential restrictions on the flow of international capital.

FOREIGN CURRENCY
    Portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

DERIVATIVES
    The series may use various instruments that derive their values from those of specific securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include, but are not limited to, futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purpose.

    The primary risks of derivatives are:

[diamond] changes in the market value of securities held by the series, and of derivatives relating to those securities, may not be proportionate;

[diamond] there may not be a liquid market for the series to sell a derivative, which could result in difficulty closing a position; and

[diamond] certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate.

    In addition, some derivatives are subject to counterparty risk. To minimize this risk, the series may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the series may invest in certain derivatives that require the series to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the series to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the series is in that position it could be forced to sell other securities that it wanted to retain.

    The series will limit its use of derivatives for non-hedging purposes to 33-1/3% of its total assets measured by

92 Phoenix Edge Series Fund
the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to the series, if the investment subadvisor is not successful employing them, the series' performance may be worse than if it did not make such investments.

TEMPORARY DEFENSIVE INVESTMENTS
    When the investment subadvisor believes that changes in economic, financial or political conditions warrant, the series may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If the investment subadvisor incorrectly predicts the effects of these changes, such defensive investments may adversely affect the series' performance and the series may not achieve its investment objective.

MANAGEMENT OF THE FUNDS

THE ADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series and is located at One American Row, Hartford, Connecticut 06102-5056. PVA also acts as the investment advisor for 7 other series. PVA is an investment advisor established to actively monitor and manage subadvisor performances. As of December 31, 1999, PVA had $166.8 million in assets under management.

    Subject to the direction of the Fund's Board of Trustees, PVA is responsible for assuring that the series is managed in accordance with the series' investment objective and stated investment policies.

    The series pays PVA a monthly investment management fee that is accrued daily against the value of that series' net assets at the rate of 0.85% annually. The advisory fee is greater than that for most series; however, the Trustees have determined that it is comparable to fees charged by other funds whose investment objectives are similar to those of the series. During the series' last fiscal year, the series paid total management fees of $1,932.

    Morgan Stanley Asset Management ("MSAM") is the investment subadvisor to the series and has its principal offices at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc., but continues to do business in certain instances using the name Morgan Stanley Asset Management. MSAM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("MSDW") is the direct parent of MSAM. MSDW is a global financial services firm that maintains leading market positions in each of its 3 primary businesses: securities, asset management and credit services. At December 31, 1999, MSAM, together with its affiliated institutional asset management companies, managed assets of approximately $184.4 billion, including assets under fiduciary advice.

    MSAM, as investment subadvisor, is responsible for the day-to-day management of the series' investment program. MSAM manages the series' assets to conform with the investment policies as described in the prospectus.

ILLUSTRATIVE PERFORMANCE OF PORTFOLIO MANAGER
    The performance information presented below is a composite of the performance of certain mutual funds and private accounts managed by MSAM, the investment subadvisor to the Phoenix-Morgan Stanley Focus Equity Series. Each of the accounts included in the composite has investment objectives, policies and strategies substantially similar to those of the series.

    Unlike management of the private accounts included in the composite, the series will be subject to certain regulatory restrictions (e.g., diversification and income distribution) and cash flows that did not apply to the private accounts. If such factors had been applicable to these accounts, the composite performance may have been lower. The composite performance should not be considered an indication of future performance of the series or its investment subadvisor.

--------------------------------------------------------------
                      QUARTERLY RETURNS
--------------------------------------------------------------
                          COMPOSITE         S&P 500 INDEX
--------------------------------------------------------------
 1ST QTR 1999                13.39%              4.98%
--------------------------------------------------------------
 2ND QTR 1999                 9.81%              7.05%
--------------------------------------------------------------
 3RD QTR 1999                -0.61%             -6.25%
--------------------------------------------------------------
 4TH QTR 1999                19.40%             14.88%
--------------------------------------------------------------

--------------------------------------------------------------
                     ANNUALIZED RETURNS(1)
--------------------------------------------------------------
                          COMPOSITE         S&P 500 INDEX
--------------------------------------------------------------
 1 YEAR                      47.76%              21.04%
--------------------------------------------------------------
 3 YEARS                    130.37%             107.55%
--------------------------------------------------------------
 SINCE INCEPTION(2)         336.33%             210.77%
--------------------------------------------------------------
1 Year ended December 31, 1999
2 April 30, 1995

    These performance numbers do not include fees that would be charged by the series; therefore, comparable performance results for the series would be lower.

PORTFOLIO MANAGEMENT
    Philip W. Friedman is a managing director of MSAM and Morgan Stanley & Co. Incorporated ("Morgan Stanley") and is head of the Institutional Equity Group of MSAM. In addition to portfolio management, his equity research responsibilities include capital goods, consumer durables, multi-industry and transportation. Prior to joining MSAM in 1997, he was the North American director of equity research at Morgan Stanley. From 1990 to 1995, he was a member of Morgan Stanley's equity research team. Mr. Friedman graduated from Rutgers University with a B.A. (Phi Beta Kappa and Summa Cum Laude) in Economics. He also holds a Masters of Management from the J.L. Kellogg School of Management at Northwestern University.

                                                     Phoenix Edge Series Fund 93

    William S. Auslander is a principal of MSAM and Morgan Stanley and a portfolio manager in the Institutional Equity Group of MSAM. He joined MSAM in 1995 as an equity analyst in the Institutional Equity Group. Prior to joining MSAM, he worked at Icahn & Co. for 9 years as an equity analyst. Mr. Auslander graduated from the University of Wisconsin at Madison with a B.A. in Economics and received an M.B.A. from Columbia University.

    Messrs. Friedman and Auslander have shared primary responsibility for managing the series' assets since its inception.

PHOENIX-OAKHURST BALANCED SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Oakhurst Balanced Series has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the series will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests in a portfolio of common stocks and fixed income securities. Under normal circumstances the series intends to invest at least 65% of its total assets in these securities. At least 25% of assets will be invested in fixed income securities that are rated within the 4 highest rating categories. The series may invest in foreign and domestic companies of all sizes. Fixed income securities in which the series may invest include, U.S. and foreign government securities, corporate bonds, municipals, and mortgage- and asset-backed securities. Credit ratings for fixed income securities are established by nationally recognized statistical rating organizations. Refer to the Statement of Additional Information for a detailed list of rating categories.

    The advisor will use 4 criteria to select investments for the series: risk, income, capital enhancement, and protection of capital value. The advisor will select securities believed to have potential for the production of current income, with emphasis on securities that also have the potential for capital enhancement. Fixed income securities are selected using a multi-sector approach. Holdings are shifted into sectors believed by the advisor to be undervalued and out of sectors determined by the advisor to be overvalued. The amount of series assets which may be invested in common stocks and fixed income securities is not fixed. The advisor may adjust the mix of investments based upon financial market and economic conditions.

    Up to 35% of the series' assets may be invested in "junk bonds." The actual percentage of junk bonds held in the portfolio will be determined by the advisor. In the advisor's opinion, if market conditions warrant, the series may increase its holdings of junk bonds subject to the 35% limit. The price of junk bonds will generally decline when interest rates rise, and increase when interest rates fall.

    The series may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

    The series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. Convertible securities have several unique investment characteristics, such as:

[diamond] higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases.

    Temporary Defensive Strategy. If the advisor believes that market conditions are not favorable to the series' principal strategies, the series may hold on to its cash or invest without limit in cash equivalents, such as U.S. government securities and high grade commercial paper. When this happens, the series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the series.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is reasonable income, long-term capital growth, and conservation of capital. The value of your shares is based on the market value of the series' investments. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as

94 Phoenix Edge Series Fund
the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In the case of fixed income securities, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Income distribution also will affect the series' return. If the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

HIGH RISK-HIGH YIELD SECURITIES
    The series may invest in securities that are high risk, high yield noninvestment-grade securities. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the advisor to accurately predict risk.

FOREIGN INVESTING

    The series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards;

[diamond] generally higher commission rates on foreign portfolio transactions;

[diamond] differences and inefficiencies in transaction settlement systems;

[diamond] the possibility of expropriation or confiscatory taxation;

[diamond] adverse changes in investment or exchange control regulations;

[diamond] political instability; and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

    Effective January 1, 1999, 11 European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the series' portfolio:

[diamond] known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] potential tax consequences.

                                                     Phoenix Edge Series Fund 95

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

UNRATED SECURITIES
    The series may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the advisor to accurately predict risk.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.

    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of the series' net assets at the following rates.

--------------------------------------------------------------
                     FIRST          NEXT           OVER
                 $250,000,000   $250,000,000   $500,000,000
--------------------------------------------------------------
 Management          0.55%          0.50%          0.45%
 Fee
--------------------------------------------------------------

    During the series' last fiscal year, the series paid total management fees of $1,553,692. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.54%.

PORTFOLIO MANAGEMENT
    Investment and trading decisions for the series are made by a team of equity professionals and a team of fixed income professionals.

PHOENIX-OAKHURST GROWTH AND INCOME SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The series has an investment objective of seeking dividend growth, current income and capital appreciation. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. The series is designed to invest in equity securities. Under normal circumstances,

[diamond] the series intends to invest solely in equity securities and will invest at least 65% of its total assets in equity securities;

[diamond] the series will invest primarily in common stocks; and

[diamond] the series intends to be "fully invested" and will attempt to limit its holdings of cash and short-term investments to not more than 2% of its assets.

    The advisor uses a quantitative value strategy to pursue its investment objective. Quantitative value involves selecting securities primarily from the equity securities of the 1,500 largest companies traded in the United States, based on market capitalization. The advisor seeks a desired balance of risk and return potential, including a targeted yield exceeding the yield of the S&P 500 Index. This strategy seeks securities of companies that are undervalued relative to the market in general and that have improving fundamentals. While the advisor's strategy tends to concentrate its investment selections in larger issuers, the series may invest in securities of issuers of any size.

    The series also may invest in other equity securities, including preferred stocks, preferred stocks convertible into common stocks, fixed income securities convertible into common stocks, warrants and rights to purchase common stock. Convertible securities have several unique investment characteristics, such as:

[diamond] higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases.

    The series will invest only in the 4 highest rating categories of convertible securities, commonly called

96 Phoenix Edge Series Fund

"investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating the series is not required to sell the security. Ratings are established by nationally recognized statistical rating agencies. Please see the Statement of Additional Information for a detailed list of rating categories.

    The series may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the series' total assets. When the series lends securities in this fashion, the borrower returns the securities at a pre-arranged time and pays some form of premium or other fee for the transaction. The series receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.

    The series may invest up to 20% of its total assets in securities of foreign (non-U.S.) issuers. However, under normal circumstances the series will not invest more than 10% of its total assets in securities of foreign issuers.

    Temporary Defensive Strategy. If the advisor or subadvisor believes that market conditions are not favorable to the series' principal strategies, the series may invest without limit in U.S. government securities and in money market instruments. When this happens, the series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is dividend growth, current income and capital appreciation. The advisor intends to invest series assets so that the series' total return and dividend yield exceed average total return and dividend yield for companies included in the S&P 500. In this sense the series seeks to outperform the S&P 500. The S&P 500 can have negative returns, however. When that happens, the series may outperform the S&P 500 but still have negative returns. The value of the series' investments, as well as the value of stocks included in the S&P 500, can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series' share values may decline. Share values also can decline, or can fail to perform as well as stocks included in the S&P 500 if the specific companies the advisor selects for the series fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    The advisor intends to keep cash and short-term investments below 2% of the series' assets under normal circumstances. By keeping the series' assets "fully invested" the advisor intends to maximize the series' opportunity to increase its net asset value. However, being "fully invested" in common stocks and other securities the series' net asset value will decrease if the value of those investments decreases.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies with limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

SECURITIES LENDING
    When the series lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the series must rely on the collateral to recover the value of its securities. In these circumstances the series will suffer losses.

FOREIGN INVESTING
    The series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards;

[diamond] generally higher commission rates on foreign portfolio transactions;

[diamond] differences and inefficiencies in transaction settlement systems;

[diamond] the possibility of expropriation or confiscatory taxation;

                                                     Phoenix Edge Series Fund 97

[diamond] adverse changes in investment or exchange control regulations;

[diamond] political instability; and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.

    Effective January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one of more of the following may adversely affect specific securities in the series' portfolio:

[diamond] known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including cost of dual currency operations through January 1, 2002);

[diamond] currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] potential tax consequences.

    The advisor does not expect to invest in any securities that may be adversely effected by the conversion to the Euro.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.

    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. The fund pays PIC a monthly investment management fee that is accrued daily against the value of the series' net assets at the following rates.

--------------------------------------------------------------
                     FIRST          NEXT           OVER
                 $250,000,000   $250,000,000   $500,000,000
--------------------------------------------------------------
  Management         0.70%          0.65%          0.60%
  Fee
--------------------------------------------------------------

    The advisor has voluntarily agreed until December 31, 2000, to reimburse the series for the amount, if any, by which the series' operating expenses other than the management fee for any fiscal years exceed 0.15% of the average net assets of the series.

    During the series' last fiscal year, the fund paid total management fees of $513,418. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.70%.

PORTFOLIO MANAGEMENT
    Steven L. Colton serves as portfolio manager and is primarily responsible for the day-to-day operation of the

98 Phoenix Edge Series Fund
fund. Mr. Colton joined Phoenix Investment Counsel, Inc. in June 1997. Previously, Mr. Colton was portfolio manager for the American Century Income & Growth Fund ("ACIGF") from its inception on December 17, 1990 through May 30, 1997.

    Dong Zhang serves as a member of the team that manages Phoenix Growth and Income Fund. Mr. Zhang also was a member of the portfolio management team for ACIGF from June 1996 through June 4, 1997.

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Oakhurst Strategic Allocation Series has an investment objective of as high a total rate of return as is considered consistent with prudent investment risk. There is no guarantee that the series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series will invests in the common stock, bond and money market segments in the proportion determined by the advisor.

    The advisor may invest 0-100% in any one market segment.

    The advisor will adjust the mix of investments among the 3 market segments to capitalize on perceived variations in potential returns as economic and financial conditions change.

    Investments in one of the 3 market segments will be made with a specific purpose in mind. Investments in the stock segment will be for the purpose of attempting to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Investments in the bond segment will be for the purpose of attempting to achieve as high a total rate of return on a annual basis as is considered consistent with the preservation of capital values and may include investments of up to 10% of the series' total assets in high risk fixed income securities (commonly referred to as "junk bonds"). Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity. The types of securities in each of these 3 market segments in which the Phoenix-Oakhurst Strategic Allocation Series will invest are listed in the Statement of Additional Information.

    In order to achieve the series investment objective, the timing and amounts of purchases and sales of particular securities and particular types of securities (i.e., common stock, debt, money market) will be of significance. The series intends to use trading as a means of managing the portfolio to achieve its investment objective. Trading is used primarily in anticipation of, or in response to, market developments or to take advantage of yield disparities.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is high income, long term capital growth, and conservation of capital. The value of your shares is based on the market value of the series' investments. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor markets conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for series investments fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In the case of fixed income securities, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Income distribution also will affect the series' return. If the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

    Implementation of this strategy requires the ability of the advisor to accurately anticipate which market segment to emphasize or avoid. If the advisor is wrong, significant losses can be experienced.

    The advisor will engage in trading when it believes that the trade, net of transaction costs, will improve interest income of capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the advisor's ability to obtain relevant information, evaluate it properly and take advantage of its evaluations by completing transactions on a favorable basis. If the advisor's evaluations and expectations prove to be

                                                     Phoenix Edge Series Fund 99
incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs.

HIGH RISK-HIGH YIELD SECURITIES
    The series may invest in securities that are high risks, high yield noninvestment grade securities. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of below investments grade securities may be more complex then for higher grade securities, making it more difficult for the advisor to accurately predict risk.

FOREIGN INVESTING
    The series may invest in non-U.S., companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards;

[diamond] generally higher commission rates on foreign portfolio transactions;

[diamond] differences and inefficiencies in transaction settlement systems;

[diamond] the possibility of expropriation or confiscatory taxation;

[diamond] adverse changes in investment or exchange control regulations;

[diamond] political instability;

[diamond] potential restrictions on the flow of international capital; and

[diamond] potential tax consequences.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operation history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 additional mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.

    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of the series' net assets at the following rates.

-------------------------------------------------------------
                     FIRST          NEXT           OVER
                 $250,000,000   $250,000,000   $500,000,000
-------------------------------------------------------------
  Management         0.60%          0.55%         0.50%
  Fee
-------------------------------------------------------------

    During the series' last fiscal year, the series paid total management fees of $2,726,792. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.58%.

PORTFOLIO MANAGEMENT
    Investment decisions for the Phoenix-Oakhurst Strategic Allocation Series are made by a team of equity investment professionals and a team of fixed income investment professionals.


PHOENIX-SCHAFER MID-CAP VALUE SERIES

INVESTMENT STRATEGIES


INVESTMENT OBJECTIVE
    Phoenix-Schafer Mid-Cap Value Series has an investment objective of long-term capital appreciation. Current income is a secondary investment objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series will invest in securities the advisor believes offer the possibility of increase in value. The advisor will choose from securities which satisfy 3 basic criteria:

[diamond] established companies having a strong financial position;

[diamond] price/earnings ratio below major market indices, such as the S&P 500;
          and

[diamond] prospective earnings and dividend growth rates above average rates for major market indices.

    Once a security is purchased the series will generally hold it until it no longer meets the financial or valuation criteria.

100 Phoenix Edge Series Fund

    The series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investments characteristics, such as:

[diamond] higher yields than common stocks but lower than comparable nonconvertible securities;

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases.

    The series may invest up to 20% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

    If the advisor is unable to identify attractive equity investments consistent with the series' principal strategies, the series may hold on to cash or invest without limit in cash equivalents, such as U.S. government securities and high grade commercial paper. When this happens, the fund may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is long-term capital appreciation. The advisor intends to invest series assets so that your shares increase in value. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they many worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series share values may decline. Share values also can decline if the specific companies selected for series investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FOREIGN INVESTING

    The series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards;

[diamond] generally higher commission rates on foreign portfolio transactions;

[diamond] differences and inefficiencies in transaction settlement systems;

[diamond] the possibility of expropriation or confiscatory taxation;

[diamond] adverse changes in investment or exchange control regulations;

[diamond] political instability; and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be

                                                    Phoenix Edge Series Fund 101
subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

    Effective January 1, 1999, 11 European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the series' portfolio:

[diamond] known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] potential tax consequences.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series and is located at One American Row, Hartford, CT 06102-5056. PVA also acts as the investment advisor for 7 other series. PVA is an investment advisor established to actively monitor and manage subadvisor performance. As of December 31, 1999, PVA had $166.8 million in assets under management.

THE SUBADVISOR
    Schafer Capital Management, Inc. ("Schafer") serves as subadvisor to the series. Schafer's principal place of business is located at 101 Carnegie Center, Suite 107, Princeton, New Jersey. Schafer has been engaged in the investment management business since 1981, specializing in long-term investing in the equity markets. As of December 31, 1999, Schafer had approximately $607 million in assets under management.

    Subject to the direction of the Fund's Board of Trustees, PVA is responsible for overseeing the series' investment program. Schafer is responsible for the day-to-day management of the series' portfolio, and for managing the series' assets to conform with the investment policies as described in this prospectus. The series pays PVA a monthly investment management fee that is accrued daily against the value of that series' net assets at the rate of 1.05% annually.

    The total advisory fees of 1.05% of the aggregate net assets of the series is greater than that paid by most funds; however, the Board of Trustees of the series has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the series.

    During the series' last fiscal year, the series paid total management fees of $90,746. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 1.05%.

PORTFOLIO MANAGEMENT
    David K. Schafer is the portfolio manager for the Phoenix-Schafer Mid-Cap Value Series and is primarily responsible for the day-to-day management of the series' portfolio. Mr. Schafer has been in the investment management business for more than 25 years. Mr. Schafer is the president of Schafer Capital Management, Inc. and is also portfolio manager for the Strong Schafer Value Fund. Mr. Schafer was a securities analyst, first for Arnold Bernhard & Co., Inc., publisher of The Value Line Investment Survey, from June 1966 to June 1968; for J & W Seligman & Co. from June 1968 to December 1970; and for Fariston Management Corp., from January 1971 to November 1972. He joined the treasury department of INCO Ltd. to supervise that company's pension assets, and in 1974 he began managing a portion of those assets

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

himself. In 1981, Mr. Schafer left INCO Ltd. to found Schafer Capital
Management.


PHOENIX-SENECA MID-CAP GROWTH SERIES


INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The series has an investment objectives of capital appreciation. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments. There is no guarantee that the series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. Under normal circumstances the series intends to invest at least 65% of its total assets in companies with market capitalizations between $500 million and $5 billion.

    The series contracts with an advisor, Phoenix Investment Counsel, Inc. to manage the series' investment program and be responsible for the general operation of the series, and a subadvisor, Seneca Capital Management LLC to manage the investments of the series. The subadvisor selects securities of companies that meet certain fundamental standards and that the subadvisor believes have the market potential for above average market appreciation. In evaluating companies' potential for market appreciation, the subadvisor seeks companies that it believes will demonstrate greater long-term earnings growth than the average company included in the S&P Midcap 400 Index. The strategy is based on the subadvisor's view that growth in a companies' earnings will correlate with growth in the price of its stock.

    The subadvisor seeks to identify companies that have the most attractive earnings prospects and favorable valuations, regardless of the size of the company. Generally, however, a portion of the series' portfolio will be invested in large, well-known companies that have established histories of profitability and/or dividend payment.

    Although the series stresses long-term earnings growth potential, the subadvisor may buy securities in anticipation of short-term price gains.

    Debt instruments, including investment grade and below investment grade bonds ("junk bonds") and bonds convertible into common stocks, also may be a part of the series portfolio. Below investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series would lose income and could expect a decline in the market value of the securities.

    The series may invest up to 20% of its total assets in securities of foreign (non-U.S.) issuers. Foreign investment will be primarily through American Depository Receipts (ADRs).

    The series may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the series' total assets. When the series lends securities in this fashion, the borrower returns the securities at a prearranged time and pays some form of premium or other fee for the transaction. The series receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.

    The series intends to invest in financial futures contracts, options and swap agreements only for hedging purposes. However, the series can invest in these transactions even if they are not purchased for hedging purposes, that is, they are purchased as an investment in their own right.

    The series may invest up to 15% of its net assets in securities that are not liquid. The series considers investments that the advisor is not likely to be able to sell within 7 business days as not liquid. These securities can include repurchase agreements, with maturities more than 7 days and private placements. Repurchase agreements are contracts under which the series will buy securities that are not sold to investors through a public offering but instead are sold in direct, private transactions.

    Note: If the subadvisor determines that market conditions are not favorable to the types of investments the advisor ordinarily intends to hold, the series may invest without limitation in any combination of high quality money market securities and repurchase agreements. In such instances, the series may not achieve its stated investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the series.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' focus is long-term earnings growth. The subadvisor intends to invest series' assets so that your shares increase in value. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they many worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate

                                                    Phoenix Edge Series Fund 103
changes that negatively affect the companies in which the series invests, series' share values may decline. Share values also can decline if the specific companies selected for series' investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors, Finally, decreases in share values from day to day will be "paper" losses unless you actually sell your shares. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases you will lose money.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

ANTICIPATING SHORT-TERM PRICE GAINS
    The advisor may buy securities that it anticipates will rise in price over a short period of time. If the securities do not perform as expected, gains will not be as high as anticipated. Moreover, the advisor buys these securities with the expectation that they will be sold after a short period of time. Each time a security is bought or sold, the series incurs certain costs associated with the transaction. The more transactions, the higher the overall cost to the series.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

BELOW INVESTMENT GRADE SECURITIES
    The series may invest in securities that are below investment grade. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the subadvisor to accurately predict risk.

SECURITIES LENDING
    When the series lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the series must rely on the collateral to recover the value of its securities. In these circumstances the series will suffer losses.

FOREIGN INVESTING
    The series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards;

[diamond] generally higher commission rates on foreign portfolio transactions;

[diamond] differences and inefficiencies in transaction settlement systems;

[diamond] the possibility of expropriation or confiscatory taxation;

[diamond] adverse changes in investment or exchange control regulations;

[diamond] political instability; and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series. Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and

104 Phoenix Edge Series Fund
these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

    Effective January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the series' portfolio:

[diamond] known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] potential tax consequences.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS
    The series may invest in financial futures contracts and options and enter into swap agreements. The advisor intends to invest in such securities primarily to hedge or reduce the risk of holding other investments. If the prices for futures contracts and prices in the cash market do not correlate as expected or if the advisor's expectations about interest rate, exchange rate or general market movements are incorrect, the series' returns may not be as high as they would be if the advisor did not invest in these securities. There is also a risk that the market for reselling financial futures contracts and options may be limited or nonexistent. The series could incur unlimited losses if it cannot liquidate certain futures contracts. The subadvisor's decisions about the nature and timing of futures contract and options and swap transactions may result in losses when other investors' decisions about the same contracts, options or swaps result in gains.

ILLIQUID SECURITIES
    Securities owned by the series that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make illiquid investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the series.

MANAGEMENT OF THE FUNDS

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 additional mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.

    Seneca Capital Management LLC ("Seneca") is the investment subadvisor to the series and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadvisor to 2 mutual funds and acts as investment advisor to institutions and individuals. As of December 31, 1999, Seneca had $9.2 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP) an investment advisor since 1989.

    Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment program and the general operations of the series. Seneca, as subadvisor, is responsible for day-to-day management of the series' portfolios.

    Seneca manages the series', assets to conform with the investment policies as described in the prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of that series' net assets at the rate of 0.80% annually.

    Phoenix pays Seneca an annual subadvisory fee of 0.40%.

    During the series' last fiscal year, the series paid total management fees of $88,936. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.80%. The advisory fee is greater than that for most series; however, the Trustees have determined that it is comparable to fees charged by other funds whose investment objectives are similar to those of the series.

PORTFOLIO MANAGEMENT
    Investment and trading decisions for the series are made by a team of managers and analysts headed by 2 team leaders. The team leaders are primarily responsible for the day-to-day decisions.

    Gail P. Seneca is a team leader for the series. Since January 1998, Ms. Seneca also has served as co-manager of Phoenix Equity Opportunities Series of Phoenix Strategic Equity Series Fund and since June 1998, she has served as

                                                    Phoenix Edge Series Fund 105
co-manager of Phoenix Mid-Cap Portfolio of Phoenix Multi-Portfolio Fund. Ms. Seneca has been the chief executive and investment officer of Seneca or GMG/Seneca since November 1989. From October 1987 until October 1989, she was senior vice president of the Asset Management Division of Wells Fargo Bank, and from October 1983 to September 1987, she was investment strategist and portfolio manager for Chase Lincoln Bank, heading the fixed income division.

    Richard D. Little is the other team leader for the series. Since January 1998, Mr. Little has served as co-manager of Phoenix Equity Opportunities Series of Phoenix Strategic Equity Series Fund, and since June 1998, he has served as co-manager of Phoenix Mid-Cap Portfolio of Phoenix Multi-Portfolio Fund. Mr. Little has been director of equities with Seneca or GMG/Seneca since December 1989. Before he joined GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.

PHOENIX-SENECA STRATEGIC THEME SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Seneca Strategic Theme Series has an investment objective to seek long-term capital appreciation through investing in securities of companies benefiting from long-term trends in the United States and abroad. There is no guarantee that the series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
    The series will invest primarily in common stocks of companies the advisor believes are particularly well situated to benefit from cultural, demographic, regulatory, social or technological changes worldwide.

    Examples of thematic investing would include investing in oil and gas exploration companies during the "energy shortage" years of the late 1970s, owning companies benefiting from the lower inflation trends during the early 1980s, investing in companies acquiring cellular franchises in the late 1980s and technology companies during the 1990s.

    The series will not invest more than 25% of its total assets in any one industry or group of related industries.

    In determining when and whether to invest in particular industries, the advisor will establish strategic (major changes affecting markets for prolonged periods) and tactical (focused, short-term) investment themes. Investment themes shall generally reflect trends which appear likely to drive stocks with similar technologies and products or which embody broad social, economic, political and technological considerations; offer substantial appreciation potential; present a visionary idea or creative solution; and exhibit some independence from economic cycles. The advisor may change investment themes once it has determined that an investment theme has become saturated or fully exploited. The advisor may pursue one or more investment themes at any time.

    The advisor will seek to identify companies which, in addition to being considered well positioned to benefit from investment themes identified, also are believed to possess attributes such as good financial resources, satisfactory return on capital, enhanced industry position and superior management skills.

    The series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investment characteristics, such as:

[diamond] higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases.

    The series will invest only in the 4 highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating the series is not required to sell the security. Ratings are established by nationally recognized statistical rating agencies. Please see the Statement of Additional Information for a detailed list of rating categories.

    The series may invest up to 35% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The series' primary focus is long-term capital appreciation. The advisor intends to invest series assets so that your shares increase in value. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you

106 Phoenix Edge Series Fund
purchase shares and the time you sell shares the value of the series' investments decreases you will lose money. The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the series invests, series share values may decline. Share values also can decline if the specific companies selected for series investment fail to perform as the advisor expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In addition to these general risks of investing in the series, there are several specific risks of investing in the series that you should note.

    To the extent the series invests in a single investment theme, it may be more vulnerable to adverse economic, political or regulatory developments than would be the case if it invested in a broader spectrum of themes, or as compared to a broadly diversified portfolio.

    The successful implementation of the thematic investment strategy used by the advisor is dependent on the advisor's ability to:

[diamond] anticipate emerging market trends;

[diamond] exploit such investment opportunities; and

[diamond] divest such securities at the right time.

SMALL MARKET CAPITALIZATION INVESTING
    The series may invest in some smaller companies. Companies with small capitalization are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FOREIGN INVESTING
    The series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards;

[diamond] generally higher commission rates on foreign portfolio transactions;

[diamond] differences and inefficiencies in transaction settlement systems;

[diamond] the possibility of expropriation or confiscatory taxation;

[diamond] adverse changes in investment or exchange control regulations;

[diamond] political instability; and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as relatively less public information about investments may negatively impact the series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the series.

    Many of the foreign securities held by the series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.

    Effective January 1, 1999, 11 European countries began converting from their sovereign currency to the European

                                                    Phoenix Edge Series Fund 107

Union common currency called the "Euro." This conversion may expose the series to certain risks, including the reliability and timely reporting of pricing information of the series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the series' portfolio:

[diamond] known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] potential tax consequences.

    The series may buy and write options and enter into futures contracts and swap agreements primarily to minimize the risk of other investments it makes for the series. These investments may not protect the series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the series to losses that could be unlimited.

    If the advisor believes that market conditions are not favorable to the series' principal strategies the series may invest without limit in U.S. government securities and in money market instruments. When this happens, the series may not achieve its investment objective.

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment advisor for 14 other mutual funds, as subadvisor to 3 additional mutual funds and as advisor to institutional clients. As of December 31, 1999, PIC had $25.7 billion in assets under management. PIC has acted as an investment advisor for over 60 years.

    Seneca Capital Management LLC ("Seneca") is the investment subadvisor to the series and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadvisor to 2 mutual funds and acts as investment advisor to institutions and individuals. As of December 31, 1999, Seneca had $9.2 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP) an investment advisor since 1989.

    Subject to the direction of the fund's Board of Trustees, PIC is responsible for managing the series' investment program and the day-to-day management of the domestic portion of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. The series pays PIC a monthly investment management fee that is accrued daily against the value of the series' net assets at the following rates.

--------------------------------------------------------------
                       FIRST          NEXT          OVER
                    $250,000,000  $250,000,000  $500,000,000
--------------------------------------------------------------
  Management Fee       0.75%         0.70%         0.65%
--------------------------------------------------------------

    During the series' last fiscal year, the series paid total management fees of $868,675. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.75%.

PORTFOLIO MANAGEMENT
    Investment decisions for the Phoenix-Seneca Strategic Theme Series are made by a team of equity investment professionals.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The Fund may not invest more than 25% of the assets of any one series in any one industry (except that the Phoenix-Goodwin Money Market and Phoenix-Oakhurst Strategic Allocation Series may invest more than 25% of their assets in the banking industry and the Phoenix-Duff & Phelps Real Estate Securities Series may invest at least 75% of its assets in the real estate industry). If the Fund makes loans of the portfolio securities of any series (other than Phoenix-Federated U.S. Government Bond Series), the market value of the securities loaned may not exceed 25% of the market value of the total assets of such series (33-1/3% of the total assets of the Phoenix-Morgan Stanley Focus Equity Series).

    In addition to the investment restrictions described above, each series' investment program is subject to further restrictions which are described in the Statement of Additional Information. Certain restrictions for each series, as identified in the Statement of Additional Information, are fundamental and may not be changed without shareholder approval.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

    Each series pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a series and thus indirectly by its shareholders. It also may result in the realization of larger amounts of short-term

108 Phoenix Edge Series Fund
capital gains, which are taxable to shareholders as ordinary income. The rate of portfolio turnover is not a limiting factor when the Advisor deems changes appropriate. It is anticipated that the turnover rate for the Phoenix-J.P Morgan Research Enhanced Index, Phoenix-Engemann Nifty Fifty, Phoenix-Seneca Mid-Cap Growth, Phoenix-Oakhurst Growth and Income, Phoenix-Hollister Value Equity and Phoenix-Schafer Mid-Cap Value Series generally will not exceed 100%. Although securities for the Phoenix-Seneca Strategic Theme Series are not purchased for the short-term, the Advisor's strict sell discipline may result in rates of portfolio turnover equivalent to those identified by the SEC as appropriate for capital appreciation funds with substantial short-term trading. The Advisor's approach dictates that underperforming securities and securities not consistent with prevailing themes will be sold. Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the series' securities (excluding short-term securities). The turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of shares of a series and by compliance with provisions of the Internal Revenue Code, relieving investment companies which distribute substantially all of their net income from federal income taxation on the amounts distributed. The rates of portfolio turnover for each series (other than the Phoenix-Goodwin Money Market, Phoenix-Engemann Nifty Fifty, Phoenix-Seneca Mid-Cap Growth, Phoenix-Oakhurst Growth and Income, Phoenix-Hollister Value Equity, Phoenix-Bankers Trust Dow 30, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity, and Phoenix-Schafer Mid-Cap Value Series) are set forth under "Financial Highlights." For more information regarding the consequences related to a high portfolio turnover rate, see "Portfolio Transactions and Brokerage" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    The Fund is a mutual fund, technically known as an open-end management investment company. The Board of Trustees supervises the business affairs and investments of the Fund, which is managed on a daily basis by the Fund's investment advisors. The Fund was organized as a Massachusetts business trust on February 18, 1986. The Fund issues shares of beneficial interest in 21 series.

    The Statement of Additional Information contains a list of the members of the Board of Trustees and the officers of the Fund.

SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------

    The Fund currently has 21 series of shares of beneficial interest. Shares (including fractional shares) of each series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that series. All voting rights of the Accounts as shareholders are passed through to the contract owners and policyowners. Shareholders of all series currently vote on the election of Trustees and other matters. On matters affecting an individual series (such as approval of an Investment Advisory Agreement or a change in fundamental investment policies), a separate vote of that series is required.

    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from contract owners or policyowners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses of the series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the Accounts as shareholders of a business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the Accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk and contract owners and policyowners are fully and completely insulated from risk.

NET ASSET VALUE
--------------------------------------------------------------------------------

    The net asset value per share of each series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The net asset

                                                    Phoenix Edge Series Fund 109
value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities and dividing by the total number of outstanding shares of the series.

    The series' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market. For further information about security valuations, see the Statement of Additional Information.

TAXES
--------------------------------------------------------------------------------

    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code") and so qualified for its last taxable year. In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient income to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the Accounts. The Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series may incur liability for foreign income and withholding taxes on investment income. The Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series intend to qualify for, and may make, an election permitted under the Code to enable the shareholder Accounts (and therefore Phoenix) to claim a credit or deduction on Phoenix's income tax return for the Accounts' pro rata share of the income and withholding taxes paid by the Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series to foreign countries. Phoenix also will treat the foreign income taxes paid by the series as income. contract owners and policyowners will not be required to treat the foreign income taxes paid by the series as income or be able to claim a credit or deduction for these taxes on their income tax returns. For a discussion of the taxation of the Accounts, see "Federal Tax Considerations" included in the Accounts' Prospectuses.

    Although the Phoenix-Duff & Phelps Real Estate Securities Series may be a nondiversified portfolio, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, the Phoenix-Duff & Phelps Real Estate Securities Series will insure that no more than 25% of its total assets would be invested in the securities of a single issuer and that at least 50% of its total assets is represented by cash and cash items and other securities limited in respect of any one issuer to an amount no greater than 5% of the total value of the assets of the series.

    In addition, if the Phoenix-Duff & Phelps Real Estate Securities Series has rental income or income from the disposition of real property acquired as a result of a default on securities the Phoenix-Duff & Phelps Real Estate Securities Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

110 Phoenix Edge Series Fund

APPENDIX
--------------------------------------------------------------------------------

A-1 AND P-1 COMMERCIAL PAPER RATINGS
    The Phoenix-Goodwin Money Market Series will invest only in commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's.

    Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least 2 additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

    The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S CORPORATE BOND RATINGS
    AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P'S CORPORATE BOND RATINGS
    AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

    A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                                    Phoenix Edge Series Fund 111

    BB-B-CCC-CC--Bonds rated BB, B, CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirement.

    B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C--Bonds are in imminent default in payment of interest or principal.

    D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

112 Phoenix Edge Series Fund